SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 29, 1999

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of April 1, 1999, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1999-S10)


              Residential Funding Mortgage Securities I, Inc.
            (Exact name of registrant as specified in its charter)

      DELAWARE                   333-57481          75-2006294
(State or Other Jurisdiction  (Commission       (I.R.S. Employer
of Incorporation)             File Number)      Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                      55437
 (Address of Principal                    (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000

Item 7 Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            1. Pooling and Servicing Agreement, dated as of April 1, 1999, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.


                              By:
                              Name:  Randy Van Zee
                              Title: Vice President


Dated: April 29, 1999

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.


                              By:    /s/ Randy Van Zee
                              Name:  Randy Van Zee
                              Title: Vice President


Dated: April 29, 1999

                                   EXHIBITS

                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                       THE FIRST NATIONAL BANK OF CHICAGO,

                                     Trustee




                         POOLING AND SERVICING AGREEMENT

                            Dated as of April 1, 1999



                       Mortgage Pass-Through Certificates

                                 Series 1999-S10


                                                                                      TABLE OF CONTENTS
                                                                                                                            Page

                                                                                         ARTICLE I

                                                                                        DEFINITIONS

               Section 1.01.  Definitions....................................................................................3
                             Accrued Certificate Interest....................................................................3
                             Adjusted Mortgage Rate..........................................................................4
                             Advance          ...............................................................................4
                             Affiliate        ...............................................................................4
                             Agreement        ...............................................................................4
                             Amount Held for Future Distribution.............................................................4
                             Appraised Value  ...............................................................................4
                             Assignment       ...............................................................................4
                             Assignment Agreement............................................................................5
                             Assignment of Proprietary Lease.................................................................5
                             Available Distribution Amount...................................................................5
                             Bankruptcy Amount...............................................................................5
                             Bankruptcy Code  ...............................................................................6
                             Bankruptcy Loss  ...............................................................................6
                             Book-Entry Certificate..........................................................................6
                             Business Day     ...............................................................................6
                             Buydown Funds    ...............................................................................6
                             Buydown Mortgage Loan...........................................................................7
                             Cash Liquidation ...............................................................................7
                             Certificate      ...............................................................................7
                             Certificate Account.............................................................................7
                             Certificate Account Deposit Date................................................................7
                             Certificateholder or Holder.....................................................................7
                             Certificate Owner...............................................................................7
                             Certificate Principal Balance...................................................................7
                             Certificate Register and Certificate Registrar..................................................8
                             Class            ...............................................................................8
                             Class A Certificate.............................................................................8
                             Class A-P Collection Shortfall..................................................................9
                             Class A-P Principal Distribution Amount.........................................................9
                             Class B Certificate.............................................................................9
                             Class B Percentage..............................................................................9
                             Class B-1 Percentage............................................................................9
                             Class B-1 Prepayment Distribution Trigger.......................................................9
                             Class B-2 Percentage............................................................................9
                             Class B-2 Prepayment Distribution Trigger.......................................................9
                             Class B-3 Percentage...........................................................................10
                             Class B-3 Prepayment Distribution Trigger......................................................10


                                                                                             i



                                                                                                                          Page

                             Class M Certificate............................................................................10
                             Class M Percentage.............................................................................10
                             Class M-1 Percentage...........................................................................10
                             Class M-2 Percentage...........................................................................10
                             Class M-2 Prepayment Distribution Trigger......................................................10
                             Class M-3 Percentage...........................................................................10
                             Class M-3 Prepayment Distribution Trigger......................................................11
                             Class R Certificate............................................................................11
                             Closing Date     ..............................................................................11
                             Code             ..............................................................................11
                             Compensating Interest..........................................................................11
                             Cooperative      ..............................................................................11
                             Cooperative Apartment..........................................................................11
                             Cooperative Lease..............................................................................11
                             Cooperative Loans..............................................................................12
                             Cooperative Stock..............................................................................12
                             Cooperative Stock Certificate..................................................................12
                             Corporate Trust Office.........................................................................12
                             Credit Support Depletion Date..................................................................12
                             Curtailment      ..............................................................................12
                             Custodial Account..............................................................................12
                             Custodial Agreement............................................................................12
                             Custodian        ..............................................................................12
                             Cut-off Date     ..............................................................................12
                             Cut-off Date Principal Balance.................................................................12
                             DCR              ..............................................................................12
                             Debt Service Reduction.........................................................................13
                             Defaulted Mortgage Loss........................................................................13
                             Deficient Valuation............................................................................13
                             Definitive Certificate.........................................................................13
                             Deleted Mortgage Loan..........................................................................13
                             Delinquent       ..............................................................................13
                             Depository       ..............................................................................13
                             Depository Participant.........................................................................14
                             Destroyed Mortgage Note........................................................................14
                             Determination Date.............................................................................14
                             Discount Fraction..............................................................................14
                             Discount Mortgage Loan.........................................................................14
                             Disqualified Organization......................................................................14
                             Distribution Date..............................................................................14
                             Due Date         ..............................................................................15
                             Due Period       ..............................................................................15
                             Eligible Account ..............................................................................15
                             Eligible Funds   ..............................................................................15
                             ERISA            ..............................................................................15


                                                                                             2



                                                                                                                          Page

                             Event of Default ..............................................................................15
                             Excess Bankruptcy Loss.........................................................................15
                             Excess Fraud Loss..............................................................................15
                             Excess Special Hazard Loss.....................................................................15
                             Excess Subordinate Principal Amount............................................................16
                             Extraordinary Events...........................................................................16
                             Extraordinary Losses...........................................................................16
                             FDIC             ..............................................................................16
                             FHLMC            ..............................................................................17
                             Final Distribution Date........................................................................17
                             Fitch            ..............................................................................17
                             FNMA             ..............................................................................17
                             Foreclosure Profits............................................................................17
                             Fraud Loss Amount..............................................................................17
                             Fraud Losses     ..............................................................................18
                             Independent      ..............................................................................18
                             Indirect Depository Participant................................................................18
                             Initial Certificate Principal Balance..........................................................18
                             Initial Monthly Payment Fund...................................................................18
                             Initial Notional Amount........................................................................18
                             Insurance Proceeds.............................................................................18
                             Insurer          ..............................................................................18
                             Interest Accrual Period........................................................................18
                             Junior Certificateholder.......................................................................18
                             Junior Class of Certificates...................................................................18
                             Late Collections ..............................................................................19
                             Liquidation Proceeds...........................................................................19
                             Loan-to-Value Ratio............................................................................19
                             Lockout Prepayment Percentage..................................................................19
                             Maturity Date    ..............................................................................19
                             Modified Mortgage Loan.........................................................................19
                             Modified Net Mortgage Rate.....................................................................19
                             Monthly Payment  ..............................................................................19
                             Moody's          ..............................................................................19
                             Mortgage         ..............................................................................20
                             Mortgage File    ..............................................................................20
                             Mortgage Loan Schedule.........................................................................20
                             Mortgage Loans   ..............................................................................21
                             Mortgage Note    ..............................................................................21
                             Mortgage Rate    ..............................................................................21
                             Mortgaged Property.............................................................................21
                             Mortgagor        ..............................................................................21
                             Net Mortgage Rate..............................................................................21
                             Non-Discount Mortgage Loan.....................................................................21
                             Non-Primary Residence Loans....................................................................21


                                                                                             3



                                                                                                                          Page

                             Non-United States Person.......................................................................21
                             Nonrecoverable Advance.........................................................................21
                             Nonsubserviced Mortgage Loan...................................................................22
                             Notional Amount  ..............................................................................22
                             Officers' Certificate..........................................................................22
                             Opinion of Counsel.............................................................................22
                             Original Senior Percentage.....................................................................22
                             Outstanding Mortgage Loan......................................................................22
                             Ownership Interest.............................................................................22
                             Pass-Through Rate..............................................................................22
                             Paying Agent     ..............................................................................23
                             Percentage Interest............................................................................23
                             Permitted Investments..........................................................................23
                             Permitted Transferee...........................................................................24
                             Person           ..............................................................................24
                             Pool Stated Principal Balance..................................................................24
                             Pool Strip Rate  ..............................................................................25
                             Prepayment Assumption..........................................................................25
                             Prepayment Distribution Percentage.............................................................25
                             Prepayment Distribution Trigger................................................................26
                             Prepayment Interest Shortfall..................................................................26
                             Prepayment Lockout Certificates................................................................26
                             Prepayment Period..............................................................................26
                             Primary Insurance Policy.......................................................................26
                             Principal Prepayment...........................................................................27
                             Principal Prepayment in Full...................................................................27
                             Program Guide    ..............................................................................27
                             Purchase Price   ..............................................................................27
                             Qualified Substitute Mortgage Loan.............................................................27
                             Rating Agency    ..............................................................................28
                             Realized Loss    ..............................................................................28
                             Record Date      ..............................................................................28
                             REMIC            ..............................................................................29
                             REMIC Administrator............................................................................29
                             REMIC Certificates.............................................................................29
                             REMIC Provisions ..............................................................................29
                             REO Acquisition  ..............................................................................29
                             REO Disposition  ..............................................................................29
                             REO Imputed Interest...........................................................................29
                             REO Proceeds     ..............................................................................29
                             REO Property     ..............................................................................29
                             Request for Release............................................................................29
                             Required Insurance Policy......................................................................30
                             Residential Funding............................................................................30
                             Responsible Officer............................................................................30


                                                                                             4



                                                                                                                          Page

                             Schedule of Discount Fractions.................................................................30
                             Security Agreement.............................................................................30
                             Seller           ..............................................................................30
                             Seller's Agreement.............................................................................30
                             Senior Accelerated Distribution Percentage.....................................................30
                             Senior Certificates............................................................................31
                             Senior Interest Distribution Amount............................................................31
                             Senior Percentage..............................................................................31
                             Senior Principal Distribution Amount...........................................................32
                             Servicing Accounts.............................................................................32
                             Servicing Advances.............................................................................32
                             Servicing Fee    ..............................................................................32
                             Servicing Modification.........................................................................32
                             Servicing Officer..............................................................................32
                             Special Hazard Amount..........................................................................32
                             Special Hazard Loss............................................................................33
                             Standard & Poor's..............................................................................33
                             Stated Principal Balance.......................................................................33
                             Subclass         ..............................................................................34
                             Subclass Notional Amount.......................................................................34
                             Subordinate Percentage.........................................................................34
                             Subordinate Principal Distribution Amount......................................................34
                             Subserviced Mortgage Loan......................................................................34
                             Subservicer      ..............................................................................34
                             Subservicer Advance............................................................................34
                             Subservicing Account...........................................................................35
                             Subservicing Agreement.........................................................................35
                             Subservicing Fee ..............................................................................35
                             Tax Returns      ..............................................................................35
                             Transfer         ..............................................................................35
                             Transferee       ..............................................................................35
                             Transferor       ..............................................................................35
                             Trust Fund       ..............................................................................35
                             Uncertificated Accrued Interest................................................................36
                             Uncertificated Notional Amount.................................................................36
                             Uncertificated Pass-Through Rate...............................................................36
                             Uncertificated REMIC Regular Interest Pool Strip Rate..........................................36
                             Uncertificated REMIC Regular Interest Distribution Amount......................................36
                             Uncertificated REMIC Regular Interests.........................................................36
                             Uniform Single Attestation Program for Mortgage Bankers........................................36
                             Uninsured Cause  ..............................................................................36
                             United States Person...........................................................................36
                             Voting Rights    ..............................................................................37



                                                                                             5



                                                                                                                          Page

                                                                                         ARTICLE II

                                                                               CONVEYANCE OF MORTGAGE LOANS;
                                                                             ORIGINAL ISSUANCE OF CERTIFICATES

               Section 2.01. Conveyance of Mortgage Loans...................................................................38
               Section 2.02. Acceptance by Trustee..........................................................................43
               Section 2.03. Representations, Warranties and Covenants of the Master Servicer
                             and the Company................................................................................44
               Section 2.04. Representations and Warranties of Sellers......................................................48
               Section 2.05. Execution and Authentication of Certificates...................................................50

                                                                                        ARTICLE III

                                                                                ADMINISTRATION AND SERVICING
                                                                                     OF MORTGAGE LOANS
               Section 3.01. Master Servicer to Act as Servicer.............................................................51
               Section 3.02. Subservicing Agreements Between Master Servicer and
                             Subservicers; Enforcement of Subservicers' and Sellers' Obligations
                              ..............................................................................................52
               Section 3.03. Successor Subservicers.........................................................................53
               Section 3.04. Liability of the Master Servicer...............................................................53
               Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
                             Certificateholders.............................................................................54
               Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee
                              ..............................................................................................54
               Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to
                             Custodial Account..............................................................................54
               Section 3.08. Subservicing Accounts; Servicing Accounts......................................................57
               Section 3.09. Access to Certain Documentation and Information Regarding the
                             Mortgage Loans.................................................................................58
               Section 3.10. Permitted Withdrawals from the Custodial Account...............................................58
               Section 3.11. Maintenance of the Primary Insurance Policies; Collections
                             Thereunder.....................................................................................60
               Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage
                              ..............................................................................................61
               Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification
                             Agreements; Certain Assignments................................................................63
               Section 3.14. Realization Upon Defaulted Mortgage Loans......................................................65
               Section 3.15. Trustee to Cooperate; Release of Mortgage Files................................................67
               Section 3.16. Servicing and Other Compensation; Compensating Interest........................................68
               Section 3.17. Reports to the Trustee and the Company.........................................................69
               Section 3.18. Annual Statement as to Compliance..............................................................69
               Section 3.19. Annual Independent Public Accountants' Servicing Report........................................70
               Section 3.20. Rights of the Company in Respect of the Master Servicer........................................70


                                                                               6



                                                                                                                          Page

               Section 3.21. Administration of Buydown Funds................................................................71

                                                                                         ARTICLE IV

                                                                               PAYMENTS TO CERTIFICATEHOLDERS

               Section 4.01. Certificate Account............................................................................72
               Section 4.02. Distributions..................................................................................72
               Section 4.03. Statements to Certificateholders...............................................................81
               Section 4.04. Distribution of Reports to the Trustee and the Company; Advances
                             by the Master Servicer.........................................................................83
               Section 4.05. Allocation of Realized Losses..................................................................84
               Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property
                              ..............................................................................................86
               Section 4.07. Optional Purchase of Defaulted Mortgage Loans..................................................86
               Section 4.08. Distributions on the Uncertificated REMIC Regular Interests....................................87
               Section 4.09. Compliance with Withholding Requirements.......................................................87

                                                                                         ARTICLE V

                                                                                      THE CERTIFICATES

               Section 5.01. The Certificates...............................................................................89
               Section 5.02. Registration of Transfer and Exchange of Certificates..........................................91
               Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates..............................................96
               Section 5.04. Persons Deemed Owners..........................................................................97
               Section 5.05. Appointment of Paying Agent....................................................................97
               Section 5.06. Optional Purchase of Certificates..............................................................97

                                                                                         ARTICLE VI

                                                                            THE COMPANY AND THE MASTER SERVICER

               Section 6.01. Respective Liabilities of the Company and the Master Servicer.................................100
               Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
                             Assignment of Rights and Delegation of Duties by Master Servicer
                              .............................................................................................100
               Section 6.03. Limitation on Liability of the Company, the Master Servicer and
                             Others........................................................................................101
               Section 6.04. Company and Master Servicer Not to Resign.....................................................102

                                                                                        ARTICLE VII

                                                                                          DEFAULT



                                                                                             7



                                                                                                                          Page

               Section 7.01. Events of Default.............................................................................103
               Section 7.02. Trustee or Company to Act; Appointment of Successor...........................................105
               Section 7.03. Notification to Certificateholders............................................................106
               Section 7.04. Waiver of Events of Default...................................................................106

                                                                                        ARTICLE VIII

                                                                                   CONCERNING THE TRUSTEE

               Section 8.01. Duties of Trustee.............................................................................107
               Section 8.02. Certain Matters Affecting the Trustee.........................................................108
               Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans.........................................110
               Section 8.04. Trustee May Own Certificates..................................................................110
               Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses;
                             Indemnification...............................................................................110
               Section 8.06. Eligibility Requirements for Trustee..........................................................111
               Section 8.07. Resignation and Removal of the Trustee........................................................112
               Section 8.08. Successor Trustee.............................................................................112
               Section 8.09. Merger or Consolidation of Trustee............................................................113
               Section 8.10. Appointment of Co-Trustee or Separate Trustee.................................................113
               Section 8.11. Appointment of Custodians.....................................................................114
               Section 8.12. Appointment of Office or Agency...............................................................115

                                                                                         ARTICLE IX

                                                                                        TERMINATION

               Section 9.01. Termination Upon Purchase by the Master Servicer or the Company
                             or Liquidation of All Mortgage Loans..........................................................116
               Section 9.02. Additional Termination Requirements...........................................................118

                                                                                         ARTICLE X

                                                                                      REMIC PROVISIONS

               Section 10.01.REMIC Administration..........................................................................120
               Section 10.02.  Master Servicer, REMIC Administrator and Trustee Indemnification
                              .............................................................................................123



                                                                                        ARTICLE XII

                                                                                  MISCELLANEOUS PROVISIONS
               Section 12.01.Amendment.....................................................................................126


                                                                               8



                                                                                                                          Page

               Section 12.02.Recordation of Agreement; Counterparts........................................................128
               Section  12.03Limitation on Rights of Certificateholders....................................................129
               Section 12.04.Governing Law.................................................................................129
               Section 12.05.Notices.......................................................................................129
               Section 12.06.Notices to Rating Agency......................................................................130
               Section 12.07.Severability of Provisions....................................................................131
               Section 12.08.Supplemental Provisions for Resecuritization..................................................131


                             EXHIBITS

Exhibit A:     Form of Class A Certificate
Exhibit B:     Form of Class M Certificate
Exhibit C:     Form of Class B Certificate
Exhibit D:     Form of Class R Certificate
Exhibit E:     Form of Custodial Agreement
Exhibit F:     Mortgage Loan Schedule
Exhibit G:     Form of Seller/Servicer Contract
Exhibit H:     Forms of Request for Release
Exhibit I-1:   Form of Transfer Affidavit and Agreement
Exhibit I-2:   Form of Transferor Certificate
Exhibit J-1:   Form of Investor Representation Letter
Exhibit J-2:   Form of ERISA Representation Letter
Exhibit K:     Form of Transferor Representation Letter
Exhibit L:     Form of Rule 144A Investment Representation Letter
Exhibit M:     Text of Amendment to Pooling and Servicing Agreement Pursuant
               to Section 12.01(e) for a Limited Guaranty
Exhibit N:     Form of Limited Guaranty
Exhibit O:     Form of Lender Certification for Assignment of Mortgage Loan
Exhibit P:     Schedule of Discount Fractions
Exhibit Q:     Form of Request for Exchange

               This is a Pooling and Servicing Agreement, dated as of April 1, 1999, among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and THE FIRST NATIONAL BANK OF CHICAGO, as Trustee (together with its permitted successors and assigns, the "Trustee"),

                             PRELIMINARY STATEMENT:

               The Company  intends to sell mortgage  pass-through  certificates
(collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund (as defined herein), and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes will be designated as the "REMIC." The Class A-1, Class A-2, Class A-3, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated REMIC Regular Interests will be "regular interests" in the Trust Fund and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The Class A-V Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC Regular Interests.

               The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates issued on the Closing Date comprising the interests in the Trust Fund created hereunder.


                           Aggregate
                            Initial
                           Certificate
         Pass-Through      Principal                                                  Intitial Ratings
Designation  Rate           Balance      Features                   Maturity Date     S&P  Fitch-IBCA
----------------------- ------------------------- ------------------------------ ---------------
Class A-1     6.25%     $139,185,000.00  Senior                        April 25, 2014  AAA AAA
Class A-2     6.25%       18,409,000.00  Senior                        April 25, 2014  AAA AAA
Class A-3     6.25%       17,500,000.00  Senior/Prepayment Lockout     April 25, 2014  AAA AAA

Class A-P     0.00%          551,286.58  Senior/Principal Only         April 25, 2014 AAAr AAA
Class A-V Variable Rate                  Senior/Interest Only/Variable April 25, 2014 AAAr AAA
                                         Strip
Class R       6.25%                      Senior/Residual     $100.00   April 25, 2014  AAA AAA
Class M-1     6.25%        1,523,100.00  Mezzanine                     April 25, 2014  N/A AA
Class M-2     6.25%          627,400.00  Mezzanine                     April 25, 2014  N/A  A
Class M-3     6.25%          627,400.00  Mezzanine                     April 25, 2014  N/A BBB
Class B-1     6.25%          358,500.00  Subordinate                   April 25, 2014  N/A BB
Class B-2     6.25%          179,300.00  Subordinate                   April 25, 2014  N/A  B
Class B-3     6.25%          268,916.86  Subordinate                   April 25, 2014  N/A N/A


               The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $179,230,003.44. The Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 15 years.

               In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

               Section 1.01.  Definitions.

               Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

               Accrued Certificate Interest: With respect to each Distribution Date, as to any Class A Certificate (other than the Class A-P Certificates and Class A-V Certificates), any Class M Certificate, any Class B Certificate or any Class R Certificate, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to the Class A-V Certificates (other than any Subclass of the Class A-V Certificates), interest accrued during the Interest Accrual Period at the related Pass-Through Rate on the related Notional Amount thereof, or, as to any Subclass of the Class A-V Certificates issued pursuant to Section 5.01(c), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the related Subclass Notional Amount. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01, (ii) the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to
Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. Any portion of the reductions described in the preceding sentence that are allocated to the Class A-V Certificates shall be allocated among the Subclasses thereof, if any, in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the second preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates,

Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section
4.05. The Class A-P Certificates shall not be entitled to any Accrued Certificate Interest.

               Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

               Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

               Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03 or 2.04 and Mortgage Loan substitutions made pursuant to
Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

               Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

               Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of the Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

               Assignment Agreement: The Assignment and Assumption Agreement, dated as of April 29, 1999, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

               Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

               Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Custodial Account pursuant to
Section 3.12(a), (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to
Section 3.16(e) and (v) any amount deposited in the Certificate Account pursuant to Section 4.07, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits,
(x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

               Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of
(A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                             (A) the greater of (i) 0.0006  times the  aggregate
               principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and (B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio greater than 80% that would result if the Net Mortgage Rate thereof was equal to the greater of (I) 5% or (II) the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary

               Residence Loans with a Loan-to-Value Ratio of greater than 80% remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 80% remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

               The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

               Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

               Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

     Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

               Business  Day:  Any day other than (i) a Saturday  or a Sunday or
(ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

               Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

               Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

               Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Class A Certificate, Class M Certificate, Class B Certificate or Class R Certificate.

               Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "The First National Bank of Chicago, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1999-S10" and which must be an Eligible Account.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

               Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that only a Permitted Transferee shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

               Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

               Certificate Principal Balance: With respect to each Class A Certificate (other than the Class A-V Certificates) and each Class R
Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (a) with respect to each such Certificate, the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the

Certificate Principal Balance thereof pursuant to Section 4.02(a) and (b) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05. With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class M Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate multiplied by the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class B Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate multiplied by the excess, if any, of (A) the then aggregate
Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Class A-V Certificates (or any Subclass thereof) will have no Certificate Principal Balance.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

               Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

               Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-P or Class A-V Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, each such Certificate (other than the Class A-V Certificates) evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions. The Class A-V Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC Regular Interests. On and after the date of issuance of any Subclass of Class

A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates.

               Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

     Class A-P Principal Distribution Amount: As defined in Section 4.02(b)(i).

               Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates or Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

     Class B Percentage: The Class B-1 Percentage, Class B-2 Percentage and Class B-3 Percentage.

               Class B-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

               Class B-1 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.45%.

               Class B-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

               Class B-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.25%.

               Class B-3 Percentage: With respect to any Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

               Class B-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.15%.

               Class M Certificate: Any one of the Class M-1 Certificates, Class M-2 Certificates or Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

     Class M Percentage: The Class M-1 Percentage, Class M-2 Percentage and Class M-3 Percentage.

               Class M-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

               Class M-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

               Class M-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.15%.

               Class M-3 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

               Class M-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.80%.

               Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in the Trust Fund for purposes of the REMIC Provisions.

               Closing Date:  April 29, 1999.

               Code:  The Internal Revenue Code of 1986.

               Compensating Interest:  With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

               Cooperative: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

               Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

               Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

               Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

               Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at Four Albany Street, New York, New York 10006,
Attention: Residential Funding Corporation Series 1999-S10.

     Credit Support Depletion Date: The first Distribution Date on which the Senior Percentage equals 100%.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

               Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

               Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

     Custodian: A custodian appointed pursuant to a Custodial Agreement.

               Cut-off Date:  April 1, 1999.

               Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

     DCR: Duff & Phelps Credit Rating Company, or its successor in interest.

     Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

               Defaulted Mortgage Loss: With respect to any Mortgage Loan, any loss that is attributable to the Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note, except that such loss shall not include any Special Hazard Loss, Fraud Loss, Bankruptcy Loss, Extraordinary Loss or other loss resulting from damage to the related Mortgaged Property or any interest shortfalls not covered by the subordination described in Section 4.05, including interest that is not covered by the subordination described in Section 4.05, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 or similar legislation or regulations as in effect from time to time.

               Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive Certificate: Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

               Delinquent:  As used herein, a Mortgage Loan is considered to be:
"30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

               Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

               Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

               Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

               Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is 6.25% minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to
Section 3.07(a)) for such Mortgage Loan and the denominator of which is 6.25%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on Exhibit P attached hereto.

               Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than 6.25% per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

               Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

               Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date, the first day of the month in which such Distribution Date occurs.

               Due Period: With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

               Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of The First National Bank of Chicago, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

               Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Class A and Class R Certificates, (ii) the Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Principal Only Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

     ERISA: The Employment Retirement Income Security Act of 1974, as amended.

               Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

               Excess  Subordinate   Principal  Amount:   With  respect  to  any
Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date, as reduced by any such amount that is included in
Section 4.02(b)(i)(E) hereof.

               Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

                             (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

                             (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

                             (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

                    1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                    2. by military, naval or air forces; or

                    3. by an agent of any such government,  power,  authority or forces;

                             (d) any weapon of war employing  atomic  fission or
               radioactive force whether in time of peace or war; or

                             (e) insurrection, rebellion, revolution, civil war,
               usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

     FDIC: Federal Deposit Insurance Corporation or any successor thereto.

               FHLMC: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

               Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section
9.01 which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

               Fitch:  Fitch IBCA, Inc. or its successor in interest.

               FNMA:   Federal  National  Mortgage   Association,   a  federally
chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

               Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

               Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (Y) prior to the third anniversary of the Cut-off Date, an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Z) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with
Section 4.05 since the most recent anniversary of the Cutoff Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

               The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

               Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and
(iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

               Indirect Depository Participant: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

               Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

               Initial Monthly Payment Fund:  As defined in Section 2.01(f).

     Initial Notional Amount: With respect to the Class A-V Certificates, the Cut-off Date Principal Balance of the Mortgage Loans.

               Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

     Interest  Accrual  Period:  With  respect  to  any  Certificate,   and  any
Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

               Junior Class of Certificates: The Class of Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section  4.07  herein  that has the latest  priority  for  payments  pursuant to
Section 4.02.

               Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

               Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

               Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

               Lockout Prepayment Percentage: For any Distribution Date occurring prior to the Distribution Date in May 2004, 0%. The Lockout Prepayment Percentage for any Distribution Date occurring after the first five years following the Closing Date will be as follows: for any Distribution Date during the sixth year after the Closing Date, 30%; for any Distribution Date during the seventh year after the Closing Date, 40%; for any Distribution Date during the eighth year after the Closing Date, 60%; for any Distribution Date during the ninth year after the Closing Date, 80%; and for any Distribution Date thereafter, 100%.

               Maturity Date: Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the latest possible maturity date of each "regular interest" in the Trust Fund would be reduced to zero, which is April 25, 2014.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

               Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

               Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

     Moody's: Moody's Investors Service, Inc., or its successor in interest.

               Mortgage: With respect to each Mortgage Note related to a Mortgage Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

               Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

               Mortgage Loan Schedule: The list of the Mortgage Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

       (i)           the Mortgage Loan identifying number ("RFC LOAN #");

       (ii)          the  street  address  of  the  Mortgaged   Property
                     including state and zip code ("ADDRESS");

       (iii)         the maturity of the Mortgage Note ("MATURITY DATE");

       (iv)          the Mortgage Rate ("ORIG RATE");

       (v)           the Subservicer pass-through rate ("CURR NET");

       (vi)          the Net Mortgage Rate ("NET MTG RT");

       (vii)         the Pool Strip Rate ("SPREAD");

       (viii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

       (ix)          the Cut-off Date Principal Balance ("PRINCIPAL BAL");

       (x)           the Loan-to-Value Ratio at origination ("LTV");

       (xi) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

       (xii) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

       (xiii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

               Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

               Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

     Mortgaged Property: The underlying real property securing a Mortgage Loan.

               Mortgagor:  The obligor on a Mortgage Note.

     Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

     Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

     Non-United States Person: Any Person other than a United States Person.

               Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company and the Trustee promptly following such determination.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

     Notional Amount: As of any Distribution Date, with respect to the Class A-V Certificates, the aggregate Stated Principal Balance of the Mortgage Loans.

               Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

               Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Permitted Transferee" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

               Original Senior Percentage: The fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans), which is approximately 97.99% as of the Closing Date.

               Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03 or 2.04.

               Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

               Pass-Through Rate: With respect to the Class A Certificates (other than the Class A-P Certificates and Class A-V Certificates) and any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. With respect to the Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates. With respect to the Class A-V Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.2418% per annum. With respect to any Subclass of the Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip

Rates of all Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Subclass as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holder of such Certificate (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Class A-P Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

     Paying Agent: The First National Bank of Chicago or any successor Paying Agent appointed by the Trustee.

               Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount thereto (in the case of the Class A-V Certificates) divided by the aggregate Initial Certificate Principal Balance or Initial Notional Amount, as applicable, of all of the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

               Permitted Investments:  One or more of the following:

                             (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                             (ii) repurchase agreements on obligations specified
               in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

                             (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

                             (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper or demand notes shall have a remaining maturity of not more than 30 days;

                             (v) a money  market fund or a qualified  investment
               fund rated by each Rating Agency in its highest long-term rating available; and

                             (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch.

               Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization, any "electing large partnership" as defined in Section 775(a) of the Code, or a NonUnited States Person.

               Person: Any individual, corporation,  partnership, joint venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

               Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

               Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess, if any, of (a) the Net Mortgage Rate of such Mortgage Loan on the Cut-off Date over (b) 6.25% per annum (but not less than 0.00% per annum).

               Prepayment Assumption: A prepayment assumption of 275% of the prepayment speed assumption, used for determining the accrual of original issue discount, market discount and premium on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.20% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.20% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

               Prepayment   Distribution   Percentage:   With   respect  to  any
Distribution Date and each Class of Class M Certificates and Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

                           (i) For any Distribution Date prior to the Distribution Date in May 2004 (unless the Certificate Principal Balances of the Class A Certificates, other than the Class A-P Certificates, have been reduced to zero), 0%;

                          (ii) For any Distribution Date not discussed in clause (i) above on which any Class of Class M or Class B Certificates are outstanding:

                                            (a) in the  case  of  the  Class  of
                             Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and each other Class of Class M Certificates and Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and (2) all other Classes of Class M Certificates and Class B Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                                            (b) in the case of each other  Class
                             of Class M Certificates and Class B Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

                             (iii)   Notwithstanding   the  foregoing,   if  the
               application of the foregoing percentages on any Distribution Date as provided in Section 4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class M Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

               Prepayment Distribution Trigger: The Class M-2 Prepayment Distribution Trigger, Class M-3 Prepayment Distribution Trigger, Class B-1 Prepayment Distribution Trigger, Class B-2 Prepayment Distribution Trigger or Class B-3 Prepayment Distribution Trigger.

               Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

     Prepayment Lockout Certificates: Each of the Class A-3 Certificates.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

               Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

               Program Guide: Collectively, the Seller Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

               Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

               Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and
(vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate for the Class A-V Certificates and (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

               Rating Agency: Fitch and Standard & Poor's with respect to the Class A and Class R Certificates and Fitch with respect to the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

               Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to the Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification:
(i) to the extent constituting a reduction of the principal balance of such Mortgage Loan, the amount of such reduction; and (ii) to the extent constituting a reduction of the interest rate borne by the Mortgage Note, and with respect to each respective Monthly Payment (determined by taking into account such Servicing Modification) the interest portion of which was reduced by such Servicing Modification, including any Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received, the amount of such reduction of the interest portion thereof. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

               Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

               REMIC   Administrator:   Residential  Funding   Corporation.   If
Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

               REMIC Certificates: Any of the Class A-1, Class A-2, Class A-3, Class A-P, Class A-V, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R Certificates.

               REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

               REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

               REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

               REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

               REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

               REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

               Request for Release: A request for release, the forms of which are attached as Exhibit H hereto, or an electronic request in a form acceptable to the Custodian.

               Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

               Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

               Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached hereto as Exhibit P.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

               Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

     Senior   Accelerated   Distribution   Percentage:   With   respect  to  any
Distribution Date, the percentage indicated below:

Senior Accelerated
Distribution Date                                   Distribution Percentage

May 1999 through
April 2004..................................100%

May 2004 through
April 2005..................................Senior Percentage, plus 70% of the
                                            Subordinate Percentage
May 2005 through
April 2006..................................Senior Percentage, plus 60% of the
                                            Subordinate Percentage

May 2006 through
April 2007................................... Senior Percentage, plus 40% of the
                                              Subordinate Percentage
May 2007 through
April 2008................................... Senior Percentage, plus 20% of the
                                              Subordinate Percentage
May 2008 and
thereafter...................................
                                              Senior Percentage


provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1)(X) the outstanding principal balance of the Mortgage Loans Delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M and Class B Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans Delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and
(2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of Mortgage Loans Delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
(2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date, are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the initial Certificate Principal Balances of the Class M Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Original Senior Percentage, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Senior Certificates (other than the Certificate Principal Balance of the Class A-P Certificates) to zero, the Senior Accelerated Distribution Percentage shall thereafter be 0%.

     Senior Certificates: Any one of the Class A Certificates or Class R Certificates.

     Senior Interest Distribution Amount: As defined in Section 4.02(a)(i).

               Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans or related REO Properties (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

               Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders and Class R Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y),
(xvi) and (xvii).

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

               Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

               Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

               Servicing Modification: Any reduction of the interest rate or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to a modification of such Mortgage Loan in accordance with Section 3.07(a).

               Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

               Special Hazard  Amount:  As of any  Distribution  Date, an amount equal to $2,000,000 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 23.91% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

               The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

               Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

               Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section
3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

               Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

               Subclass Notional Amount: As of any Distribution Date, with respect to any Subclass of the Class A-V Certificates issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans.

     Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage as of such Distribution Date.

               Subordinate  Principal  Distribution  Amount: With respect to any
Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of
Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal
Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

               Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

               Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

               Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

               Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

               Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trust Fund: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

     (i) the Mortgage Loans and the related Mortgage Files,

     (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund,

     (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure, and

     (iv) the hazard insurance policies and Primary Insurance Policies, if any, and certain proceeds thereof.

               Uncertificated Accrued Interest: With respect to each Distribution Date, as to each Uncertificated REMIC Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on each such uncertificated interest, if the Pass-Through Rate on such uncertificated interest were equal to the related Uncertificated Pass-Through Rate and the notional amount of such uncertificated interest were equal to the related Uncertificated Notional Amount, and any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-V Certificateholders pursuant to Section 4.05 hereof shall be allocated to the Uncertificated REMIC Regular Interests pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated Notional Amount and such Distribution Date.

     Uncertificated Notional Amount: With respect to each Uncertificated REMIC Regular Interest, the aggregate Stated Principal Balance of the related Mortgage Loan.

     Uncertificated Pass-Through Rate: With respect to each Uncertificated REMIC Regular Interest, the related Uncertificated REMIC Regular Interest Pool Strip Rate.

     Uncertificated REMIC Regular Interest Pool Strip Rate: With respect to each Uncertificated REMIC Regular Interest, the Pool Strip Rate for the related Mortgage Loan.

               Uncertificated REMIC Regular Interest Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC Regular Interest for such Distribution Date pursuant to Section 4.08(a).

               Uncertificated REMIC Regular Interests: The 453 uncertificated partial undivided beneficial ownership interests in the Trust Fund, each relating to a Mortgage Loan with a Net Mortgage Rate in excess of 6.25%, each having no principal balance and each bearing interest at the respective Uncertificated Pass-Through Rate on the respective Uncertificated Notional Amount.

               Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

               Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

               United States Person: A citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

               Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-V and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates (and any Subclass thereof); and the Holders of the Class R Certificates shall be entitled to 1% of all of the Voting Rights allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01. Conveyance of Mortgage Loans.

               (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date).

               (b) In connection  with such  assignment,  except as set forth in
Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

                             (i) The original  Mortgage Note,  endorsed  without
               recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                             (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

                             (iii) An original Assignment of the Mortgage to the
               Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

                             (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

                             (v) The original of each  modification,  assumption
               agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

               and (II) with respect to each Cooperative Loan so assigned:

                             (i) The original  Mortgage Note,  endorsed  without
               recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

               (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

               (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

               (v) The Security Agreement;

                    (vi) Copies of the original UCC-1 financing  statement,  and any  continuation  statements,  filed by the  originator  of such
               Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                             (vii) Copies of the filed UCC-3  assignments of the
               security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                             (viii) An executed  assignment  of the  interest of
               the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

                    (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

                             (x) An executed UCC-1 financing  statement  showing
               the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

               (c) The Company may, in lieu of delivering the documents set forth in Section 2.01(b)(I)(iv) and (v) and Section 2.01(b)(II)(ii), (iv),
(vii), (ix) and (x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(I)(iv) and (v) and Section 2.01(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

               On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(I)(iv) and (v) and Section 2.01(b)(II)(ii), (iv), (vii), (ix) and (x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this Section 2.01(c), the Master Servicer shall deliver to (i) Moody's if it is one of the Rating Agencies, (ii) the Trustee and (iii) each Custodian a report setting forth the status of the documents which it is holding.

               (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

               The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment, Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

               In the event that the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee within 45 days after the Closing Date, as contemplated by Section 2.02.

               Any of the items set forth in Sections 2.01(b)(I)(iv) and (v) and Sections 2.01(b)(II)(ii), (iv), (vii), (ix) and (x) and that may be delivered as a copy rather than the original may be delivered in microfiche form.

               (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Company to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section
2.01 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, letters of credit, advices of credit, investment property or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-115, 9-305, 8-102, 8-301, 8-501 and 8-503 thereof); and
(d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from securities intermediaries, bailees or agents of, or persons holding for, (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

               The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction  to  perfect  the  Trustee's  security  interest  in or lien on the
Mortgage Loans as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company or (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan.

               (f) The Master Servicer hereby acknowledges the receipt by it of cash in an amount equal to $63,824 (the "Initial Monthly Payment Fund"), representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in May 1999, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the Distribution Date in May 1999. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of the REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by the REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

               Section 2.02. Acceptance by Trustee.

               The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in

Section 2.01(b)(I)(i) through (iii) and Section 2.01(b)(II)(i), (iii), (v), (vi) and (viii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of the Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

               If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any

Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to the Certificateholders or the Trustee on behalf of the Certificateholders.

                    Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.

               (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

                             (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                             (ii) The execution  and delivery of this  Agreement
               by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                             (iii) This Agreement,  assuming due  authorization,
               execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                             (iv) The Master  Servicer  is not in  default  with
               respect  to any  order  or  decree  of any  court  or any  order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                             (v) No litigation is pending or, to the best of the
               Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                             (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                             (vii) No  information,  certificate  of an officer,
               statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

                             (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

               Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

               (b) The Company hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                             (i) No Mortgage Loan is one month or more Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

                             (ii) The  information set forth in Exhibit F hereto
               with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

                             (iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 15 years;

                             (iv) To the best of the Company's  knowledge,  if a
               Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80% such Mortgage Loan is the subject of a Primary Insurance Policy that insures
               (a) at least 25% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) at least 12% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (c) at least 6% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%, except with respect to one Mortgage Loan that has a Loan-to-Value Ratio of 81%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                             (v) The issuers of the Primary  Insurance  Policies
               are  insurance  companies  whose   claims-paying   abilities  are
               currently acceptable to each Rating Agency;

                             (vi) No more  than  0.8% of the  Mortgage  Loans by
               aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, and no more than 1.1% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

                             (vii) If the improvements  securing a Mortgage Loan
               are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

                             (viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

                             (ix) None of the Mortgage  Loans were  underwritten
               under a reduced loan documentation program requiring no income verification and no asset verification;

                             (x) Each Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

                    (xi) None of the Mortgage Loans were Buydown Mortgage Loans;

                             (xii) Each  Mortgage  Loan  constitutes a qualified
               mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

                             (xiii) A policy of title insurance was effective as
               of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

                             (xiv) With  respect  to a  Mortgage  Loan that is a
               Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

                             (xv) Three Mortgage Loan representing approximately
               0.54% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, are Cooperative Loans;


                             (xvi) With respect to each Mortgage Loan originated
               under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

                             (xvii) Interest on each Mortgage Loan is calculated
               on the basis of a 360-day year consisting of twelve 30-day months; and

                             (xviii) None of the Mortgage  Loans  contain in the
               related Mortgage File a Destroyed Mortgage Note.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

               Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

               Section 2.04. Representations and Warranties of Sellers.

               The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 2.04,

Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by
Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

               In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

               It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

               Section 2.05. Execution and Authentication of Certificates.

               The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which together with the Uncertificated REMIC Regular Interests, evidence ownership of the entire Trust Fund.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

               Section 3.01. Master Servicer to Act as Servicer.

               (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause the Trust Fund to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

               (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

               (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

               (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

               (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee, the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's

Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

               Section 3.03. Successor Subservicers.

               The  Master   Servicer   shall  be  entitled  to  terminate   any
Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

               Section 3.04. Liability of the Master Servicer.

               Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

               Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

     Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.

               (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

               (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

     Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to
                             Custodial Account.

               (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might be result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original maturity date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

               (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                             (i) All payments on account of principal, including
               Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                             (ii) All  payments  on account of  interest  at the
               Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                             (iii) Insurance  Proceeds and Liquidation  Proceeds
               (net of any related expenses of the Subservicer);

                             (iv) All proceeds of any Mortgage  Loans  purchased
               pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

                    (v) Any amounts required to be deposited pursuant to Section
               3.07(c) or 3.21; and

                             (vi) All amounts  transferred  from the Certificate
               Account to the Custodial Account in accordance with Section 4.02(a).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

               With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

               (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

               (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

               Section 3.08. Subservicing Accounts; Servicing Accounts.

               (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

               (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

               (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced

Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

               (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.

               In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

               Section 3.10. Permitted Withdrawals from the Custodial Account.

               (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                    (i) to make  deposits  into the  Certificate  Account in the amounts and in the manner provided for in Section 4.01;

                             (ii) to reimburse itself or the related Subservicer
               for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or
               otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and
               (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

                             (iii) to pay to itself or the  related  Subservicer
               (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                             (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                             (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to
               Section 3.08(b);

                             (vi) to pay to  itself,  a  Subservicer,  a Seller,
               Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                             (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a)(iii);

                             (viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

                             (ix) to reimburse itself for amounts expended by it
               (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

                             (x)  to  withdraw  any  amount   deposited  in  the
               Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

               (b) Since,  in connection  with  withdrawals  pursuant to clauses
(ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

               (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to the Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

                    Section 3.11. Maintenance of the Primary Insurance Policies;
               Collections Thereunder.

               (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

               (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and the Certificateholders, claims to the Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

                    Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

               (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

               In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

               (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

                    Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption
               and Modification Agreements; Certain Assignments.

               (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

                             (i) the Master  Servicer  shall not be deemed to be
               in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                             (ii) if the Master  Servicer  determines that it is
               reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

               (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both (a) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury Regulations promulgated thereunder) and the Trust Fund to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage

Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

               (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the Trust Fund would fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the Startup Day would be imposed on such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

               (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;
(iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

               Section 3.14. Realization Upon Defaulted Mortgage Loans.

               (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with
Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted

Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

               (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of the Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

               (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three years after its acquisition by The Trust Fund for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, the Trust Fund, request, more than 60 days before the day on which the three-year grace period would otherwise expire, an extension of the three-year grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Uncertificated REMIC Regular Interests are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

               (d) The  proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

               Section 3.15. Trustee to Cooperate; Release of Mortgage Files.

               (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage
File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

               (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached hereto as Exhibit H or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage

File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

               (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

                    Section 3.16. Servicing and Other Compensation; Compensating
               Interest.

               (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at the related Net Mortgage Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

               (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

               (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

               (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

               (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

               Section 3.17. Reports to the Trustee and the Company.

               Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

               Section 3.18. Annual Statement as to Compliance.

               The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

                    Section  3.19.  Annual   Independent   Public   Accountants'
               Servicing Report.

               On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

                    Section 3.20. Rights of the Company in Respect of the Master
               Servicer.

               The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

               Section 3.21. Administration of Buydown Funds.

               (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly
Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

               (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

               Section 4.01. Certificate Account.

               (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

               (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

               Section 4.02. Distributions.

               (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to
Section 4.02(a)(iii), the amount required to be and distributed to the Master Servicer or a Subservicer pursuant to Section 4.02(a)(iii), to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of

Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to the initial Holder of the Class A-V Certificates or to each Holder of a Subclass thereof, as applicable) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution
Amount:

                             (i) to the Class A  Certificateholders  (other than
               the Class A-P Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates), as applicable, for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Senior Interest Distribution Amount");

                    (ii) (X) to the Class A-P Certificateholders,  the Class A-P
               Principal Distribution Amount; and

                    (Y) to the Class A Certificateholders  (other than Class A-P
               Certificateholders) and Class R Certificateholders, in the priorities and amounts set forth in Section 4.02(b)(ii) through
               (v) and Section 4.02(c), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A Certificates or Class R Certificates, as applicable):

                         (A) the Senior  Percentage for such  Distribution  Date
                    times the sum of the following:

                                                          (1)   the    principal
                                            portion of each Monthly  Payment due
                                            during  the  related  Due  Period on
                                            each   Outstanding   Mortgage   Loan
                                            (other  than  the  related  Discount
                                            Fraction of the principal portion of
                                            such   payment  with  respect  to  a
                                            Discount Mortgage Loan),  whether or
                                            not  received  on or  prior  to  the
                                            related  Determination  Date,  minus
                                            the  principal  portion  of any Debt
                                            Service  Reduction  (other  than the
                                            related  Discount  Fraction  of  the
                                            principal   portion   of  such  Debt
                                            Service  Reductions  with respect to
                                            each Discount  Mortgage  Loan) which
                                            together   with   other   Bankruptcy
                                            Losses    exceeds   the   Bankruptcy
                                            Amount;

                                                          (2)     the     Stated
                                            Principal  Balance  of any  Mortgage
                                            Loan repurchased  during the related
                                            Prepayment Period (or deemed to have
                                            been so  repurchased  in  accordance
                                            with  Section  3.07(b))  pursuant to
                                            Section 2.02, 2.03, 2.04 or 4.07 and
                                            the   amount   of   any    shortfall
                                            deposited in the  Custodial  Account
                                            in connection with the  substitution
                                            of a Deleted  Mortgage Loan pursuant
                                            to Section  2.03 or 2.04  during the
                                            related Prepayment Period (other
                                            than the related  Discount  Fraction
                                            of such Stated Principal  Balance or
                                            shortfall with respect to a Discount
                                            Mortgage Loan); and

                                                          (3)   the    principal
                                            portion  of  all  other  unscheduled
                                            collections  (other  than  Principal
                                            Prepayments in Full and Curtailments
                                            and amounts  received in  connection
                                            with  a  Cash   Liquidation  or  REO
                                            Disposition   of  a  Mortgage   Loan
                                            described         in         Section
                                            4.02(a)(ii)(Y)(B), including without
                                            limitation    Insurance    Proceeds,
                                            Liquidation    Proceeds    and   REO
                                            Proceeds)    received   during   the
                                            related Prepayment Period (or deemed
                                            to   have   been  so   received   in
                                            accordance with Section  3.07(b)) to
                                            the  extent  applied  by the  Master
                                            Servicer as  recoveries of principal
                                            of   the   related   Mortgage   Loan
                                            pursuant to Section 3.14 (other than
                                            the related Discount Fraction of the
                                            principal     portion     of    such
                                            unscheduled collections with respect
                                            to a Discount Mortgage Loan);

                                            (B) with  respect  to each  Mortgage
                             Loan for which a Cash Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to a Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan included in Section 4.02(b)(i)(C));

                                            (C)    the    Senior     Accelerated
                             Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to a Discount Mortgage
                             Loan);

                         (D) any Excess  Subordinate  Principal  Amount for such
                    Distribution Date; and

                                            (E)   any   amounts   described   in
                             subsection (ii)(Y), clauses (A) through (C) of this
                             Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M Certificates or Class B Certificates;

                             (iii) if the Certificate  Principal Balances of the
               Class M Certificates and Class B Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

                             (iv) to the Holders of the Class M-1  Certificates,
               the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                             (v) to the  Holders of the Class M-1  Certificates,
               an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

                             (vi) to the Holders of the Class M-2  Certificates,
               the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                             (vii) to the Holders of the Class M-2 Certificates,
               an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and
               (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

                             (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                             (ix) to the Holders of the Class M-3  Certificates,
               an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

                             (x) to the  Holders of the Class B-1  Certificates,
               the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                             (xi) to the Holders of the Class B-1  Certificates,
               an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

                             (xii) to the Holders of the Class B-2 Certificates,
               the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                             (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

                             (xiv) to the Holders of the Class B-3 Certificates,
               an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) are insufficient therefor;

                             (xv) to the Holders of the Class B-3  Certificates,
               an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

                             (xvi) to the Class A Certificateholders and Class R
               Certificateholders in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A and Class R Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Class A and Class R Certificates, and thereafter, to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates and Class R Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class M Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class M Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class B Certificates; and

                             (xvii) to the Class R Certificateholders, the balance, if any, of the Available Distribution Amount.

               Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B Certificates and Class M Certificates are no longer outstanding, the Class A and Class R Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

               (b) Distributions of principal on the Class A Certificates (other than the Class A-V Certificates) and Class R Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

                             (i) to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

                                            (A) the related Discount Fraction of
                             the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                                            (B) the related Discount Fraction of
                             the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases
                             (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                                            (C)  in  connection  with  the  Cash
                             Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

                                            (D)   any   amounts   allocable   to
                             principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

                                            (E)  the  amount  of any  Class  A-P
                             Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

                             (ii) the Senior Principal Distribution Amount shall
               be distributed to the Class R Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                             (iii) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clause (ii) above shall be distributed to the Class A-3 Certificates in reduction of the Certificate Principal Balance thereof, in an amount equal to the sum of the following:

                                            (A) the Class A-3  Certificates' pro
                             rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-P Certificates)) of the aggregate of amounts described in clauses (ii)(Y)(A), (B) and (E) of
                             Section 4.02(a) (without application of the Senior Percentage and Senior Accelerated Distribution Percentage); and

                                            (B)    the    Lockout     Prepayment
                             Percentage of the Class A-3 Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-P Certificates)) of the aggregate of amounts described in clause (ii)(Y)(C) of Section 4.02(a) (without application of the Senior Accelerated Distribution Percentage);

                             provided that, if the aggregate of the amounts set forth in clauses (ii)(Y)(A), (B), (C) and (E) of
                             Section 4.02(a) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-P Distribution Amount have been distributed, the amount paid to the Class A-3 Certificates pursuant to this clause (iii) shall be reduced by an amount equal to the Class A-3 Certificates' pro rata share (based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of the Senior
                             Certificates (other than the Class A-P Certificates)) of such difference;

                             (iv) the balance of the Senior Principal Distribution Amount remaining after the distributions described in clauses (ii) and (iii) above shall be distributed, first, to the Class A-1 Certificates, and then to the Class A-2 Certificates, in each case until the Certificate Principal Balance thereof has been reduced to zero; and

                             (v) the balance of the Senior Principal Distribution Amount remaining after the distributions described in clauses (ii) through (iv) above shall be distributed to the Class A-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

               (c) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described above in respect of principal among the Senior Certificates (other than the Class A-P Certificates) will be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled or unscheduled payments received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-P Certificates, and the Senior Principal Distribution Amount will be distributed to the Senior Certificates (other than the Class A-P Certificates) remaining pro rata in accordance with their respective outstanding Certificate Principal Balances and the amount set forth in Section 4.02(a)(i) herein will be distributed as set forth therein.

               (d) After reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P Certificates, Class A-V Certificates, Class M Certificates and Class B Certificates in each case as described herein.

               (e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the Class or Classes to which such Realized Loss was allocated, if applicable (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 12.01(e) or
(ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class
(other than the Class A-V Certificates, on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, or any Subclass thereof to which the related Realized Loss (or portion thereof) was previously allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

               (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

               (g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

               Section 4.03. Statements to Certificateholders.

               (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder and the Company a statement setting forth the following information as to each Class of Certificates to the extent applicable:

                             (i) (a) the  amount  of  such  distribution  to the
               Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

                             (ii) the amount of such  distribution to Holders of
               such Class of Certificates allocable to interest;

                             (iii) if the  distribution  to the  Holders of such
               Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

                         (iv) the amount of any  Advance by the Master  Servicer
                    pursuant to Section 4.04;

                             (v) the number and Pool Stated Principal Balance of
               the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

                             (vi) the aggregate Certificate Principal Balance of
               each Class of Certificates, and each of the Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

                         (vii) the related  Subordinate  Principal  Distribution
                    Amount   and   Prepayment   Distribution   Percentage,    if
                    applicable;

                             (viii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

                         (ix) the number,  aggregate  principal balance and book
                    value of any REO Properties;

                             (x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

                             (xi) the Special Hazard  Amount,  Fraud Loss Amount
               and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

                             (xii) the weighted average Pool Strip Rate for such
               Distribution Date and the Pass-Through Rate on the Class A-V Certificates and each Subclass, if any, thereof;

                         (xiii) the occurrence of the Credit  Support  Depletion
                    Date;

                         (xiv) the Senior  Accelerated  Distribution  Percentage
                    applicable to such distribution;

                         (xv) the Senior  Percentage  and  Lockout  Distribution
                    Percentage for such Distribution Date;

                         (xvi) the aggregate  amount of Realized Losses for such
                    Distribution Date;

                             (xvii) the  aggregate  amount of any  recoveries on
               previously foreclosed loans from Sellers due to a breach of representation or warranty;

                             (xviii)  the  weighted  average  remaining  term to
               maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

                             (xix) the weighted  average  Mortgage  Rates of the
               Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

                         (xx) each Notional Amount and Subclass Notional Amount.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

               (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this
Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

               Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

               (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a), and (iii) the amount of Cumulative Insurance Payments as of such Determination Date. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

               (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

               The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

               In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

     The Trustee  shall  deposit all funds it receives  pursuant to this Section
4.04 into the Certificate Account.

               Section 4.05. Allocation of Realized Losses.

               Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation, REO Disposition or Servicing Modification (to the extent constituting a reduction of the principal balance of the Mortgage Loan) that occurred during the related Prepayment Period or in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates, in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans among all the Class A Certificates (other than the Class A-P Certificates) and Class R Certificates and, in respect of the interest portion of such Realized Losses, on a pro rata basis, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Class A (other than the Class A-P Certificates), Class M, Class B and Class R Certificates and, in respect of the interest portion of such Realized Losses, on a pro rata basis, as described below. The principal portion of such losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the Class A Certificates (other than the Class A-P Certificates), Class M, Class B and Class R Certificates on a pro rata basis, as described below.

               As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class B Certificates or, after the Certificate Principal Balances of the Class B Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt  Service  Reductions  shall be made by operation  of the  provisions  of
Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests (other than the Class A-V
Certificates) evidenced thereby. All Realized Losses and all other losses allocated to the Class A-V Certificates hereunder will be allocated to the Class A-V Certificates and, if any Subclasses thereof have been issued pursuant to
Section 5.01(c), such Realized Losses and other losses shall be allocated among the Subclasses of such Class in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

     Section  4.06.   Reports  of  Foreclosures  and  Abandonment  of  Mortgaged
Property.

               The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

               Section 4.07. Optional Purchase of Defaulted Mortgage Loans.

               As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, the Trustee, the Trust Fund whereupon the Master Servicer shall succeed to all of the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

               Notwithstanding anything to the contrary in this Section 4.07, unless the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder:

               (a) the Master Servicer shall continue to service such Mortgage Loan after the date of its purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss to the Class or Classes of Certificates that would have borne such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased; and

               (b) for purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section 4.07 will be viewed as an advance, and the amount of any Realized Loss shall be recoverable pursuant to the provisions for the recovery of unreimbursed Advances under Section 4.02(a) or, to the extent not recoverable under such provisions, as a Nonrecoverable Advance as set forth herein.

               If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, Sections 4.07(a) and (b) above shall no longer apply and no Realized Loss with respect to such Mortgage Loan shall be allocated to any Class of Certificates. The Master Servicer shall notify the Trustee in writing of any such repurchase.

          Section 4.08. Distributions on the Uncertificated REMIC Regular Interests.

               (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC Regular Interests, Uncertificated Accrued Interest on the Uncertificated REMIC Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date.

               (b) In determining from time to time the Uncertificated REMIC Regular Interest Distribution Amounts, Realized Losses allocated to the Class A-V Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC Regular Interests on a pro rata basis based on the Uncertificated Accrued Interest for the related Distribution Date.

               (c) On each Distribution Date, the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Section 4.02(a), to the Class A-V Certificates, the amounts distributable thereon from the Uncertificated REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this Section 4.08. The amount deemed distributable hereunder with respect to the Class A-V Certificates shall equal 100% of the amounts payable with respect to the Uncertificated REMIC Regular Interests.

               (d) Notwithstanding the deemed distributions on the Uncertificated REMIC Regular Interests described in this Section 4.08, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

               Section 4.09. Compliance with Withholding Requirements.

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholders pursuant to the terms of such requirements.

                                    ARTICLE V

                                THE CERTIFICATES

               Section 5.01. The Certificates.

               (a) The Class A, Class M, Class B and Class R Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company and in the case of any Certificates issued on the Closing Date, upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates, other than the Class A-V Certificates and Class R Certificates, shall be issuable in minimum dollar denominations of $25,000 (or $250,000 in the case of the Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of each of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:

 Class A-P               $     25,286.58
 Class B-1               $    250,500.00
 Class B-2               $    179,300.00
 Class B-3               $    250,916.86

               The Class A-V Certificates and Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest (except as provided in Section 5.01(c) with respect to the Class A-V Certificates); provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and
(e) in a minimum denomination representing a Percentage Interest of not less than 0.01%. Each Subclass of the Class A-V Certificates shall be issuable in minimum denominations of not less than a 100% Percentage Interest, except as provided in Section 5.01(c).

               The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

               (b) The Class A Certificates, other than the Class A-P and Class A-V Certificates, and the Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of the Class A Certificates, other than the Class A-P Certificates and Class A-V Certificates, and the Class M Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

               The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

               If (i)(A) the Company  advises  the  Trustee in writing  that the
Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the
Depository,  the  Trustee  shall  notify all  Certificate  Owners,  through  the
Depository,  of the  occurrence  of any such  event and of the  availability  of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

               (c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit Q executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated REMIC Regular Interests corresponding to any Subclass, the initial Class A-V Subclass Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for transfer or exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate
Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

          Section 5.02. Registration of Transfer and Exchange of Certificates.

               (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of
Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

               (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class A-P, Class A-V, Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, and in the case of any other Certificate, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

               (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage

Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

               (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. Except as provided in Section 5.02(e), in the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be written representation) from the Company, of the status of such transferee as an Affiliate of the Company or
(ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

               (e) In the case of any Class M, Class B or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) the prospective transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit J-1 (with respect to any Class B Certificate), Exhibit J-2 (with respect to any Class M Certificate) or with a certification to the effect set forth in paragraph fourteen of Exhibit I-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class M Certificate or Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and
(iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

     (ii) Notwithstanding the foregoing, an Opinion of Counsel or certification will not be required with respect to the transfer of any Class M Certificate to a Depository, or for any subsequent transfer of a Class M Certificate for so long as such Certificate is a Book-Entry Certificate (each such class M
Certificate a "Book-Entry Mezzanine Certificate"). Any Transferee of a Book-Entry Mezzanine Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either
(a) such Transferee is not a Plan Investor or (b) such Transferee is a "Complying Insurance Company").

     (iii) (A) If any Book-Entry Mezzanine Certificate (or any interest therein) is acquired or held in violation of the provisions of Section (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

     (B) Any purported Certificate Owner whose acquisition or holding of any Book- Entry Mezzanine Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               (f)  (i)  Each  Person  who  has or who  acquires  any  Ownership
Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
(iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                                (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                                (B) In connection with any proposed  Transfer of
               any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as
               Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                                (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                                (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

                                (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an
               Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulation
               Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

               (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Persons other than Permitted Transferees are prohibited.

               (iii) (A) If any Person other than a Permitted Transferee shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulation Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

     (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

               (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

               (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                                (A) written notification from each Rating Agency
               to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                                (B) subject to Section  10.01(f),  a certificate
               of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel), in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is not a Permitted Transferee or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

               (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

     Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

               If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

               Section 5.04.    Persons Deemed Owners.

               Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

               Section 5.05.    Appointment of Paying Agent.

               The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

               The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

               Section 5.06.    Optional Purchase of Certificates.

               (a) On any Distribution Date on which the Pool Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

               (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

                                (i) the Distribution Date upon which purchase of
               the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

     (ii) the purchase price therefor, if known, and

                                (iii) that the Record Date otherwise  applicable
               to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

               (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest with respect thereto.

               (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

     Section  6.01.  Respective  Liabilities  of  the  Company  and  the  Master
Servicer.

               The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

               Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

               (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

               (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

               (c)  Notwithstanding  anything  else in  this  Section  6.02  and
Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master
Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

               Section 6.03. Limitation on Liability of the Company, the Master Servicer and Others.

               Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage
Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

               Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

               Section 6.04.    Company and Master Servicer Not to Resign.

               Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                   ARTICLE VII

                                     DEFAULT

               Section 7.01.    Events of Default.

               Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                                (i) the Master Servicer shall fail to distribute
               or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

                                (ii) the Master  Servicer  shall fail to observe
               or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

                                (iii) a decree  or order of a court or agency or
               supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                                (iv) the Master  Servicer  shall  consent to the
               appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

                                (v) the Master  Servicer  shall admit in writing
               its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                                (vi)  the  Master   Servicer  shall  notify  the
               Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

               If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

               Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

     Section 7.02. Trustee or Company to Act; Appointment of Successor.

               On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

               Section 7.03.    Notification to Certificateholders

               (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

               (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

               Section 7.04.    Waiver of Events of Default.

               The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 12.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

               Section 8.01.    Duties of Trustee.

               (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

               (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

               The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

               (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                                (i)  Prior  to the  occurrence  of an  Event  of
               Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                                (ii) The Trustee shall not be personally  liable
               for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                                (iii) The Trustee shall not be personally liable
               with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                                (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section
               7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

                                (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

               Section 8.02.    Certain Matters Affecting the Trustee.

               (a)              Except as otherwise provided in Section 8.01:

                                (i) The Trustee may rely and shall be  protected
               in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                                (ii) The Trustee may  consult  with  counsel and
               any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                                (iii) The Trustee  shall be under no  obligation
               to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                                (iv) The Trustee shall not be personally  liable
               for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                                (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                                (vi) The  Trustee  may execute any of the trusts
               or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                                (vii) To the  extent  authorized  under the Code
               and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

               (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

     Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

               The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

               Section 8.04.    Trustee May Own Certificates.

               The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

               (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

               (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

                                (i) with respect to any such claim,  the Trustee
               shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                                (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                                (iii) notwithstanding anything in this Agreement
               to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

               Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

               Section 8.06.    Eligibility Requirements for Trustee.

               The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

               Section 8.07.    Resignation and Removal of the Trustee.

               (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

               (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

               (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

               (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

               Section 8.08.    Successor Trustee.

               (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

               (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

               (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

               Section 8.09.    Merger or Consolidation of Trustee.

               Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

               Section 8.10.    Appointment of Co-Trustee or Separate Trustee.

               (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section

8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

               (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

               (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

               (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

               Section 8.11.    Appointment of Custodians.

               The Trustee may, with the consent of the Master Servicer and the Company appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 12.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

               Section 8.12.    Appointment of Office or Agency.

               The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at Four Albany Street, New York, New York, 10006 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 12.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

                                   TERMINATION

     Section 9.01. Termination Upon Purchase by the Master Servicer or the Company or Liquidation of All Mortgage Loans.

               (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                                (i) the  later  of the  final  payment  or other
               liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                                (ii) the purchase by the Master  Servicer or the
               Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan), as reduced by any Servicing Modification that constituted an interest rate reduction to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of the Trust Fund.

               The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

               (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                                (i) the anticipated Final Distribution Date upon
               which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

               (ii) the amount of any such final payment, if known, and

                                (iii) that the Record Date otherwise  applicable
               to such Distribution Date is not applicable, and in the case of the Class A Certificates, Class M Certificates, Class B Certificates and Class R Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

               (c) In the case of the Class A, Class M, Class B and the Class R Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each
Certificate the outstanding Certificate Principal Balance thereof, plus one month's Accrued Certificate Interest and any previously unpaid Accrued Certificate Interest and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution

(including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

               (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

               Section 9.02.    Additional Termination Requirements.

               (a) The Trust Fund, as the case may be, shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of the Trust Fund, as the case may be, to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                                (i) The Master Servicer shall establish a 90-day
               liquidation period for the Trust Fund, as the case may be, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund, as the case may be, under Section 860F of the Code and regulations thereunder;

                                (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                                (iii) If the Master  Servicer  or the Company is
               exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer or the Company shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

               (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the Trust Fund at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                    ARTICLE X

                                REMIC PROVISIONS

               Section 10.01.   REMIC Administration.

               (a) The REMIC Administrator shall make an election to treat the Trust Fund (other than the Initial Monthly Payment Fund) as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund, the Class A Certificates (other than the Class A-V Certificates), Class M Certificates, Class B Certificates and the Uncertificated REMIC Regular Interests shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interests" in the REMIC. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the Trust Fund other than the regular interests and the interests represented by the Class R Certificates, respectively.

               (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

               (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest of the Class R Certificates and shall be designated as "the tax matters person" with respect to the Trust Fund in the manner provided under Treasury regulations section 1.860F- 4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation, not to exceed $3,000 per year, by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

               (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the Trust Fund created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information, within their respective control, as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

               (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund.

               (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause the Trust Fund created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator, or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the Trust Fund or its assets as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

               (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the Trust Fund as defined in Section 860G(c) of the Code, on any contributions to the Trust Fund after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or otherwise (iii) against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

               (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

               (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to the Trust Fund unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

               (j) Neither the Master Servicer nor the Trustee shall (subject to
Section 10.01(f)) enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit the Trust Fund to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

               (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" for each "regular interest" is April 25, 2014.

               (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

               (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund,
(iii) the termination of the Trust Fund pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to the Trust Fund after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

               Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

               (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

               (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this
Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

               (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                                   ARTICLE XI
                                   [Reserved]

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

               Section 12.01.   Amendment.

               (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

                                (i)           to cure any ambiguity,

                                (ii) to correct  or  supplement  any  provisions
               herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                                (iii) to modify,  eliminate or add to any of its
               provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                                (iv) to  change  the  timing  and/or  nature  of
               deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                                (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in the Trust Fund, respectively, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and
               (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause either the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

                                (vi) to make any other  provisions  with respect
               to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

               (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                                (i) reduce in any manner the amount of, or delay
               the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                                (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

               (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

               (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

               (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulation
Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A Certificateholders, the Class R Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) the Trust Fund fails to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

               Section 12.02.   Recordation of Agreement; Counterparts.

               (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

               (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               Section  12.03.  Limitation on Rights of Certificateholders.

               (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

               (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

               (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 12.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

               Section 12.04.   Governing Law.

               This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

               Section 12.05.   Notices.

               All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10 Universal City Plaza, Suite 2100, Universal City, California 91608, Attention: Ms. Becker, or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Mortgage Securities I, Inc., Series 1999-S10 or such other address as may hereafter be furnished to the Company and the Master Servicer in writing by the Trustee, (d) in the case of Fitch, One State Street Plaza, 33rd Floor, New York, New York 10004, or such other address as may hereafter be furnished to the Company, the Trustee and the Master Servicer in writing by Fitch and (e) in the case of Standard & Poor's, 25 Broadway, New York, New York 10004 or such other address as may be hereafter furnished to the Company, Trustee and Master Servicer by Standard & Poor's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

               Section 12.06.   Notices to Rating Agency.

               The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency, and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or
(j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

                    (a) a material change or amendment to this Agreement,

                    (b) the occurrence of an Event of Default,

                                (c)  the   termination   or   appointment  of  a
               successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

                                (d) the  filing  of any claim  under the  Master
               Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

                                (e) the  statement  required to be  delivered to
               the  Holders of each Class of  Certificates  pursuant  to Section
               4.03,

                    (f) the  statements  required  to be  delivered  pursuant to
               Sections 3.18 and 3.19,

                    (g) a change in the location of the Custodial Account or the
               Certificate Account,

                                (h) the  occurrence  of any  monthly  cash  flow
               shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

                    (i) the occurrence of the Final Distribution Date, and

                    (j) the repurchase of or substitution for any Mortgage Loan,


provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

               Section 12.07.   Severability of Provisions.

               If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

               Section 12.08.   Supplemental Provisions for Resecuritization.

               This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

               Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

               IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                        RESIDENTIAL FUNDING MORTGAGE
                                        SECURITIES I, INC.

[Seal]
                                        By:
                                          Name:  Randy Van Zee
                                          Title:        Vice President

Attest:
Name:          Timothy Pillar
Title:         Vice President


                                        RESIDENTIAL FUNDING CORPORATION

[Seal]
                                        By:
                                        Name:         Timothy Pillar
                                        Title:        Director

Attest:
Name:          Randy Van Zee
Title:         Director


                                        THE FIRST NATIONAL BANK OF CHICAGO, as
                                        Trustee

[Seal]
                                        By:
                                        Name:
                                        Title:


Attest:
                   Name:
                   Title:

STATE OF MINNESOTA           )
                                                                        ) ss.:
COUNTY OF HENNEPIN           )


     On the 29th day of April, 1999 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                       Notary Public

[Notarial Seal]




STATE OF MINNESOTA           )
                                                                        ) ss.:
COUNTY OF HENNEPIN           )


     On the 29th day of April, 1999 before me, a notary public in and for said State, personally appeared Timothy Pillar, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                             Notary Public

[Notarial Seal]

STATE OF                                    )
                                                          ) ss.:
COUNTY OF                    )


     On the 29th day of April, 1999 before me, a notary public in and for said State, personally appeared _________________, known to me to be a Vice President of The First National Bank of Chicago, a national banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                             Notary Public

[Notarial Seal]

                                  EXHIBIT A

                          FORM OF CLASS A CERTIFICATE

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

      [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS APRIL 29, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $1,000 OF INITIAL
CERTIFICATE  PRINCIPAL  BALANCE,  COMPUTED  USING  THE  APPROXIMATE  METHOD.  NO
REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No. ___                  [_____%] [Adjustable] [Variable]
                                     [Pass-Through Rate]
Class A-__ Senior
Date of Pooling and Servicing Agreement Percentage Interest: ____%
Cut-off Date:
April 1, 1999
First Distribution Date:             Aggregate Initial [Certificate Principal
May 25, 1999                         Balance] [Notional Amount] of the Class A-
                                     __ Certificates:
                                     $------------
Master Servicer:                     Initial [Certificate Principal Balance]
Residential Funding Corporation      [Notional Amount] of this Certificate:
                                     $------------
Assumed Final Distribution Date:     CUSIP _________
April 25, 2014



                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 1999-S10

      evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that _____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial [Certificate Principal Balance] [Notional Amount] of this Certificate by the aggregate Initial [Certificate Principal Balance] [Notional Amount] of all Class A-___ Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the

"Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of [interest and] [principal], if any, required to be distributed to Holders of Class A-__ Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New
York. The Initial [Certificate Principal Balance] [Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance] [Notional Amount] hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: April 29, 1999         THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Trustee


                                          By:
                                          Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.

                                   THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Certificate Registrar


                              By:
                                          Authorized Signatory

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                    Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________ for the account of ____________________
account number_____________ , or, if mailed by check, to ____________________________. Applicable statements should be mailed to
___________________. .

     This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT B

                          FORM OF CLASS M CERTIFICATE

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES [,] [AND] CLASS R CERTIFICATES [,] [AND CLASS M-1 CERTIFICATES] [,] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

      NO TRANSFER OF THIS CLASS M CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED EITHER (A) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE COMPANY AND THE MASTER SERVICER WITH RESPECT TO THE PERMISSIBILITY OF SUCH TRANSFER UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND SECTION 4975 OF THE INTERNAL REVENUE CODE (THE "CODE") AND STATING, AMONG OTHER THINGS, THAT THE TRANSFEREE'S ACQUISITION OF A CLASS M CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (B) A REPRESENTATION LETTER, IN THE FORM AS DESCRIBED BY THE AGREEMENT, EITHER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), OR STATING THAT (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIED THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY").

      NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

1. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT A PLAN INVESTOR OR (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH,
      THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR OR (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE
      DATE OF SUCH TRANSFER OF THIS CERTIFICATE.  THE TRUSTEE SHALL
      BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS
      DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

      ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

      [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS APRIL 29, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______________OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ______% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $______________-_PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

Certificate No. ___              ____% Pass-Through Rate
Class M- [____] Mezzanine        Aggregate Certificate Principal Balance of the
                                 Class M Certificates:
                                 $---------------
Date of Pooling and Servicing Agreement Initial Certificate Principal Balance of
Cut-off Date:                           this Certificate:
April 1, 1999                           $_______________
First Distribution Date:                CUSIP: ____________
May 25, 1999
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:
April 25, 2014



                      MORTGAGE PASS-THROUGH CERTIFICATE,
                                Series 1999-S10

      evidencing a percentage interest in any distributions allocable to the Class M-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National

Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-__ Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

            No transfer of this Class M Certificate will be made unless the Trustee has received either (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class M Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (b) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "Plan Investor"), or stating that (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and
(iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

            Notwithstanding the above, with respect to the transfer of this Certificate to a Depository or any subsequent transfer or any interest in this Certificate for as long as this Certificate is held by the Depository, (i) neither an opinion of counsel nor a certification, each as described in the foregoing paragraph, shall be required, and (ii) the following conditions shall apply:

            1. Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (a) such Transferee is not a Plan Investor or (b) such Transferee is a Complying Insurance Company; and

            2. If this Certificate (or any interest herein) is acquired or held in violation of the provisions of the preceding paragraph, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

            Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: April 29, 1999   THE FIRST NATIONAL BANK OF CHICAGO,
                               as Trustee


                              By:
                                    Authorized Signatory




                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                              THE FIRST NATIONAL BANK OF CHICAGO,
                               as Certificate Registrar


                              By:
                                    Authorized Signatory

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                              Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________ for the account of _________________' account number _____________ or, if mailed by check, to _______________________
Applicable statements should be mailed to __________________. .

     This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT C

                          FORM OF CLASS B CERTIFICATE

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, CLASS R CERTIFICATES [,] [AND] CLASS M CERTIFICATES [,] [AND] [CLASS B-1 CERTIFICATES] [AND] [CLASS B-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

      THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

      NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE
FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS APRIL 29, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

Certificate No. __               ____ % Pass-Through Rate
Class B-__ Subordinate           Aggregate Certificate Principal Balance of the
                                 Class B-__ Certificates as of the Cut-off Date:
                                 $---------------
Date of Pooling and Servicing Agreement Initial Certificate Principal Balance of
Cut-off Date:                           this Certificate:
April 1, 1999                           $_______________
First Distribution Date:
May 25, 1999
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:
April 25, 2014



                      MORTGAGE PASS-THROUGH CERTIFICATE,
                               Series 1999-S10

      evidencing a percentage interest in any distributions allocable to the Class B-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This   certifies   that   _______________________________   is   the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National

Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B-__ Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

            No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited
Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under PTCE 95-60.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: April 29, 1999   THE FIRST NATIONAL BANK OF CHICAGO,
                               as Trustee


                              By:
                                    Authorized Signatory




                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class B-__ Certificates referred to in the within-mentioned Agreement.

                              THE FIRST NATIONAL BANK OF CHICAGO,
                               as Certificate Registrar


                              By:
                                    Authorized Signatory

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                    Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________ for the account of ______________________, account number_________________, or, if mailed by check, to __________________________. Applicable statements should be mailed to .

     This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT D

                          FORM OF CLASS R CERTIFICATE

      THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A
NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED
BELOW).

      SOLELY  FOR U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

      NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

      ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL

BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. ___                     ____% Pass-Through Rate
Class R Senior                          Aggregate Initial Certificate Principal
                                        Balance of the Class R Certificates:
                                        $100.00
Date of Pooling and Servicing Agreement Percentage Interest: ______%
Cut-off Date:
April 1, 1999
First Distribution Date:           Initial Certificate Principal Balance of this
May 25, 1999                            Certificate:
                                        $---------------
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:        CUSIP ____________
April 25, 2014



                      MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1999-S10

      evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to a Trust Fund, consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

            Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

            No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the

Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: April 29, 1999         THE FIRST NATIONAL BANK OF CHICAGO, as
                                   Trustee


                                                                             By:
                                   Authorized Signatory




                         CERTIFICATE OF AUTHENTICATION

         This  is  one  of  the  Class  R   Certificates   referred  to  in  the
within-mentioned Agreement.

                                   THE FIRST NATIONAL BANK OF CHICAGO, as
                                   Certificate Registrar


                                   By:
                                   Authorized Signatory

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                    Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________ for the account of ______________________, account number _________________, or, if mailed by check, to _____________________________. Applicable statements should be mailed to .

     This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT E

                              CUSTODIAL AGREEMENT

            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of April 1, 1999, by and among THE FIRST NATIONAL BANK OF CHICAGO, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as company (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                        W I T N E S S E T H T H A T :

            WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of April 1, 1999, relating to the issuance of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1999-S10 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                                   ARTICLE I

                                  Definitions

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                  ARTICLE II

                         Custody of Mortgage Documents

            Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

            Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

            Section 2.3.  Review of Mortgage Files.

            (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

            (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection
(c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related

Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

            (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

            Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

            Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

            Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

            From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

            Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                                  ARTICLE III

                           Concerning the Custodian

            Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.2. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

            Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

            Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

            Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                                  ARTICLE IV

                           Miscellaneous Provisions

            Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

            SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                               THE FIRST NATIONAL BANK OF
                                       CHICAGO, as Trustee

One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention: Residential Funding
Corporation, Series 1999-S10
                                       By:
                                       Name:
                                       Title:


Address:                               RESIDENTIAL FUNDING MORTGAGE
                                       SECURITIES I, INC., as Company
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437
                                       By:
                                       Name:
                                       Title:


Address:                               RESIDENTIAL FUNDING
                                       CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437
                                       By:
                                       Name:
                                       Title:


Address:                               NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION, as Custodian
401 Second Avenue South
Minneapolis, Minnesota  55479

                                       By:
                                       Name:
                                       Title:

STATE OF CALIFORNIA           )
                              ) ss.:
COUNTY OF __________ )


            On the 29th day of April, 1999, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a ______________ of The First National Bank of Chicago, a national banking association, that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                      Notary Public


[SEAL]

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )


            On the 29th day of April, 1999, before me, a notary public in and for said State, personally appeared __________________, known to me to be a ________________ of Norwest Bank Minnesota, National Association, a national banking association, that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                       Notary Public


[SEAL]

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )


            On the 29th day of April, 1999, before me, a notary public in and for said State, personally appeared ________________, known to me to be a _______________ of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public

[Notarial Seal]




STATE OF MINNESOTA            )
                              ) ss:
COUNTY OF HENNEPIN            )


            On the 29th day of April, 1999, before me, a notary public in and for said State, personally appeared ________________, known to me to be a _______________ of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public

[Notarial Seal]

                                  EXHIBIT ONE

                               FORM OF CUSTODIAN
                             INITIAL CERTIFICATION


                                          April 29, 1999


The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention:  Residential Funding Corporation, Series 1999-S10

     Re: Custodial Agreement, dated as of April 1, 1999, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, 1999-S10

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or a lost note affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION



                                          By:
                                          Name:
                                          Title:

                                  EXHIBIT TWO

                    FORM OF CUSTODIAN INTERIM CERTIFICATION



                              ________________ ____, 1999



The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention:  Residential Funding Corporation, Series 1999-S10

     Re: Custodial Agreement dated as of April 1, 1999, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1999-S10

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL  ASSOCIATION



                                          By:
                                          Name:
                                          Title:

                                 EXHIBIT THREE

                     FORM OF CUSTODIAN FINAL CERTIFICATION



                                    _____________ ___, 1999




The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention:  Residential Funding Corporation, 1999-S10

Re: Custodial Agreement dated as of April 1, 1999, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1999-S10


Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing with respect to each such Mortgage Loan:

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

           (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

          (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

           (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

            (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION


                                    By:
                                    Name:
                                    Title:

                                   EXHIBIT F

                            MORTGAGE LOAN SCHEDULE

1

  RUN ON     : 04/29/99           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 13.03.44          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI 1999-S10                                 CUTOFF : 04/01/99
  POOL       : 0004370
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1756916          609/609             F          392,100.00         ZZ
                                         180        392,100.00          1
    804 SOUTH BAYSHORE DRIVE           7.250          3,579.34         78
                                       7.000          3,579.34      504,000.00
    ELK RAPIDS       MI   49629          2            03/19/99         00
    164400                               05           05/01/99          0
    164400                               O            04/01/14
    0


    1847388          830/830             F          147,000.00         ZZ
                                         180        145,148.56          1
    150 EAST STATE STREET              7.125          1,331.57         34
                                       6.875          1,331.57      440,000.00
    LEHI             UT   84043          2            11/16/98         00
    540859                               05           01/01/99          0
    540859                               O            12/01/13
    0


    1851935          313/G01             F          262,500.00         ZZ
                                         180        259,158.18          1
    9630 COVE POINT DR                 7.000          2,359.43         75
                                       6.750          2,359.43      350,000.00
    GAINESVILLE      GA   30506          5            11/23/98         00
    0431249317                           05           01/01/99          0
    6724025                              O            12/01/13
    0


    1854100          543/543             F          282,000.00         ZZ
                                         180        269,648.13          1
    59 HIGHLAND SHORE ROAD             6.625          2,475.95         81
                                       6.375          2,475.95      350,000.00
    WINDHAM          ME   04062          2            02/19/98         96
    7210351124                           05           04/01/98          0
1


    01504474                             O            03/01/13
    0


    1856696          E45/G01             F          325,000.00         T
                                         180        320,682.34          1
    424 ARROYO TENORIO                 6.500          2,831.10         62
                                       6.250          2,831.10      530,000.00
    SANTE FE         NM   87501          1            11/05/98         00
    0431148782                           05           01/01/99          0
    44099                                O            12/01/13
    0


    1858847          387/G01             F          420,000.00         ZZ
                                         180        411,998.14          1
    1111 HAZELTINE LANE                6.500          3,658.65         66
                                       6.250          3,658.65      645,000.00
    KENNESAW         GA   30152          5            11/24/98         00
    0431158294                           03           01/01/99          0
    1565795                              O            12/01/13
    0


    1864003          B98/G01             F          470,000.00         ZZ
                                         120        467,265.84          1
    27 ASCENSION                       6.875          5,426.87         56
                                       6.625          5,426.87      850,000.00
    IRVINE           CA   92715          2            02/11/99         00
    0431225457                           03           04/01/99          0
    0000                                 O            03/01/09
    0


    1864007          G82/G82             F          400,000.00         ZZ
                                         180        398,682.24          1
    5 CASCADA DRIVE                    6.500          3,484.43         80
                                       6.250          3,484.43      500,000.00
    EDINBURG         TX   78503          2            02/24/99         00
    1                                    05           04/01/99          0
    1                                    O            03/01/14
    0


    1864186          A50/A50             F          340,000.00         ZZ
                                         180        335,381.91          1
    105 HICKORY WALK                   6.750          3,008.69         60
                                       6.500          3,008.69      570,000.00
    CARROLLTON       GA   30117          5            12/17/98         00
    117925                               05           02/01/99          0
    117925                               O            01/01/14
    0


1


    1864720          E95/G01             F          520,000.00         ZZ
                                         180        518,323.47          1
    1012 LAKE POINT LANE               6.750          4,601.53         80
                                       6.500          4,601.53      650,000.00
    COLUMBIA         MO   65203          2            02/23/99         00
    0431274174                           05           04/01/99          0
    UNKNOWN                              O            03/01/14
    0


    1867658          A93/G01             F           90,000.00         ZZ
                                         180         90,000.00          1
    109 BILTMORE AVE.                  6.875            802.67         52
                                       6.625            802.67      176,000.00
    ELMONT           NY   11003          2            03/18/99         00
    0431263854                           05           05/01/99          0
    11982432                             O            04/01/14
    0


    1868399          976/976             F          301,000.00         ZZ
                                         180        294,980.28          1
    98 BENSON AVENUE                   7.000          2,705.48         73
                                       6.750          2,705.48      413,000.00
    SAYVILLE         NY   11782          5            10/05/98         00
    5352687                              05           11/01/98          0
    5352687                              O            10/01/13
    0


    1869160          549/549             F          261,900.00         ZZ
                                         180        257,060.84          1
    9030 WHISPERING PINES RD           5.875          2,192.42         77
                                       5.625          2,192.42      341,000.00
    BEAUMONT         CA   92223          2            12/15/98         00
    65494008                             05           02/01/99          0
    65494008                             O            01/01/14
    0


    1869219          549/549             F          276,000.00         ZZ
                                         180        273,257.41          1
    582 ISLAND PL                      6.500          2,404.26         44
                                       6.250          2,404.26      635,000.00
    REDWOOD CITY     CA   94065          2            12/11/98         00
    66132789                             03           02/01/99          0
    66132789                             O            01/01/14
    0


    1870113          J95/J95             F          350,000.00         ZZ
                                         180        345,496.31          1
    444 MARYLHURST DRIVE               6.875          3,121.50         36
                                       6.625          3,121.50      975,000.00
1


    WEST LINN        OR   97068          2            10/23/98         00
    0016359929                           05           12/01/98          0
    0016359929                           O            11/01/13
    0


    1870442          026/G01             F          450,000.00         ZZ
                                         180        448,549.15          1
    798 OAKDALE RD                     6.750          3,982.10         50
                                       6.500          3,982.10      900,000.00
    ATLANTA          GA   30307          5            02/04/99         00
    0431215961                           05           04/01/99          0
    200393634                            O            03/01/14
    0


    1870872          N58/G01             F           83,000.00         ZZ
                                         180         82,735.28          1
    701 E. HARVARD STREET, UNIT        6.875            740.24         62
    NO. 15                             6.625            740.24      135,000.00
    GLENDALE         CA   91205          2            02/02/99         00
    0431209485                           01           04/01/99          0
    0000                                 O            03/01/14
    0


    1872202          F27/F27             F          650,000.00         ZZ
                                         180        643,609.60          1
    9049 HOLLY LEAF LANE               6.625          5,706.96         71
                                       6.375          5,706.96      927,000.00
    BETHESDA         MD   20817          5            12/21/98         00
    6060037149                           03           02/01/99          0
    6060037149                           O            01/01/14
    0


    1874044          F59/G01             F          610,000.00         ZZ
                                         180        610,000.00          1
    299 SIMON WILLARD RD               6.875          5,440.31         52
                                       6.625          5,440.31    1,175,000.00
    CONCORD          MA   01742          5            03/02/99         00
    0431254812                           05           05/01/99          0
    0000                                 O            04/01/14
    0


    1875453          F59/G01             F          340,000.00         ZZ
                                         180        338,915.62          1
    118 OXBOW ROAD                     6.875          3,032.30         49
                                       6.625          3,032.30      700,000.00
    WAYLAND          MA   01778          5            02/22/99         00
    0431242882                           05           04/01/99          0
    1875453                              O            03/01/14
    0
1




    1876864          F96/G01             F          320,000.00         ZZ
                                         180        320,000.00          1
    42 ANDERSON AVENUE                 6.875          2,853.93         72
                                       6.625          2,853.93      450,000.00
    ENGLEWOOD CLIFF  NJ   07632          2            03/10/99         00
    0431252626                           05           05/01/99          0
    463254                               O            04/01/14
    0


    1877614          A06/G01             F          249,600.00         ZZ
                                         180        248,812.52          1
    22601 HIGHBANK DR                  7.000          2,243.48         70
                                       6.750          2,243.48      360,000.00
    BEVERLY HILLS    MI   48025          2            02/24/99         00
    0431243047                           05           04/01/99          0
    001000009900606                      O            03/01/14
    0


    1878287          E82/G01             F          118,300.00         ZZ
                                         180        117,934.81          1
    3208 KINGSWOOD COURT               7.250          1,077.18         74
                                       7.000          1,077.18      160,000.00
    FULLERTON        CA   92835          2            02/02/99         00
    0400179776                           03           04/01/99          0
    1614575                              O            03/01/14
    0


    1879201          L70/G01             F          257,000.00         ZZ
                                         180        257,000.00          1
    3444 SHAWNEE ROAD                  6.375          2,221.12         69
                                       6.125          2,221.12      375,000.00
    SAN DIEGO        CA   92117          2            03/22/99         00
    0431270982                           05           05/01/99          0
    00000                                O            04/01/14
    0


    1880378          A19/G01             F          313,200.00         ZZ
                                         180        313,200.00          1
    24 WINDSOR AVENUE                  7.250          2,859.09         67
                                       7.000          2,859.09      470,000.00
    ACTON            MA   01720          5            03/11/99         00
    0431251479                           05           05/01/99          0
    8359                                 O            04/01/14
    0


    1880586          L82/G01             F          197,000.00         ZZ
                                         180        197,000.00          1
1


    1246 SPRUANCE STREET               7.125          1,784.49         44
                                       6.875          1,784.49      450,000.00
    SAN JOSE         CA   95128          2            03/01/99         00
    0431247915                           05           05/01/99          0
    0000                                 O            04/01/14
    0


    1880904          E82/G01             F          288,000.00         ZZ
                                         180        287,081.46          1
    6476 NORTH DESERT BREEZE COURT     6.875          2,568.54         70
                                       6.625          2,568.54      415,000.00
    TUCSON           AZ   85750          2            02/11/99         00
    0400178232                           03           04/01/99          0
    1637929                              O            03/01/14
    0


    1880953          N44/G01             F          476,000.00         ZZ
                                         180        472,888.77          1
    8904 WESTMINSTER GLEN              6.625          4,179.25         80
                                       6.375          4,179.25      595,000.00
    AUSTIN           TX   78723          2            01/27/99         00
    0431245117                           03           03/01/99          0
    0000                                 O            02/01/14
    0


    1880954          P58/G01             F          390,000.00         ZZ
                                         120        387,731.23          1
    1017 HERKNESS DRIVE                6.875          4,503.15         60
                                       6.625          4,503.15      651,500.00
    ARLINGTON TWP    PA   19046          2            02/25/99         00
    0431249051                           05           04/01/99          0
    990000321                            O            03/01/09
    0


    1880984          976/976             F           75,000.00         ZZ
                                         180         74,293.61          1
    507 BRIMFIELD ROAD                 7.125            679.38         40
                                       6.875            679.38      190,000.00
    WETHERSFIELD     CT   06109          2            12/16/98         00
    5455525                              05           02/01/99          0
    5455525                              O            01/01/14
    0


    1880992          976/976             F          500,000.00         ZZ
                                         180        496,835.83          1
    2712 VIA VICTORIA                  7.000          4,494.15         32
                                       6.750          4,494.15    1,600,000.00
    PALOS VERDES ES  CA   90274          2            01/21/99         00
    5537558                              05           03/01/99          0
1


    5537558                              O            02/01/14
    0


    1880995          976/976             F          128,000.00         ZZ
                                         180        126,580.83          1
    2077 2ND STREET NORTH              7.375          1,177.51         78
                                       7.125          1,177.51      165,000.00
    ST. PAUL         MN   55109          2            12/21/98         00
    5556587                              05           02/01/99          0
    5556587                              O            01/01/14
    0


    1880998          976/976             F          355,000.00         ZZ
                                         180        352,753.43          1
    1540 NEWLANDS AVENUE               7.000          3,190.85         31
                                       6.750          3,190.85    1,150,000.00
    BURLINGAME       CA   94010          5            01/19/99         00
    5576347                              05           03/01/99          0
    5576347                              O            02/01/14
    0


    1881446          F88/G01             F          650,000.00         ZZ
                                         180        647,858.63          1
    2 COVERED WAGON LANE               6.500          5,662.20         65
                                       6.250          5,662.20    1,000,000.00
    ROLLING HILLS    CA   90274          2            02/04/99         00
    0431266170                           03           04/01/99          0
    298111511                            O            03/01/14
    0


    1881651          638/G01             F          305,000.00         ZZ
                                         180        304,027.25          1
    34 RANGELEY ROAD                   6.875          2,720.15         55
                                       6.625          2,720.15      560,000.00
    WINCHESTER       MA   01890          2            02/05/99         00
    0431222496                           05           04/01/99          0
    08846088                             O            03/01/14
    0


    1882028          A19/G01             F          410,000.00         ZZ
                                         180        410,000.00          1
    73 LANCASTER ROAD                  6.750          3,628.13         67
                                       6.500          3,628.13      615,000.00
    NORTH ANDOVER    MA   01845          5            02/26/99         00
    0431243799                           05           05/01/99          0
    000                                  O            04/01/14
    0


1


    1882100          664/G01             F          736,200.00         ZZ
                                         180        731,490.49          1
    29105 OLD MILL CREEK LANE          6.875          6,565.84         51
                                       6.625          6,565.84    1,450,000.00
    AGOURA HILLS     CA   91301          5            01/22/99         00
    0431262799                           03           03/01/99          0
    2771806                              O            02/01/14
    0


    1882296          964/G01             F          205,800.00         ZZ
                                         180        205,129.28          1
    402 HANWORTH COURT                 6.625          1,806.91         75
                                       6.375          1,806.91      275,000.00
    ROSEVILLE        CA   95661          2            02/04/99         00
    0431222520                           03           04/01/99          0
    50322                                O            03/01/14
    0


    1882918          638/G01             F          500,000.00         ZZ
                                         180        498,439.59          1
    10 WANDERS DRIVE                   7.125          4,529.16         80
                                       6.875          4,529.16      630,000.00
    HINGHAM          MA   02043          5            02/09/99         00
    0431226182                           05           04/01/99          0
    08852367                             O            03/01/14
    0


    1883113          J93/G01             F          205,000.00         ZZ
                                         180        205,000.00          1
    1847 DEER POND CIRCLE              7.125          1,856.95         67
                                       6.875          1,856.95      308,000.00
    EAGAN            MN   55122          1            03/15/99         00
    0431259605                           05           05/01/99          0
    1883113                              O            04/01/14
    0


    1883168          116/116             F          260,000.00         ZZ
                                         180        259,152.63          1
    26906 HOLLY LORD                   6.625          2,282.79         77
                                       6.375          2,282.79      340,000.00
    MAGNOLIA         TX   77355          2            02/11/99         00
    091067233                            03           04/01/99          0
    091067233                            O            03/01/14
    0


    1883284          K08/G01             F          145,000.00         ZZ
                                         180        144,552.39          1
    565 MAYFAIR LANE                   7.250          1,323.65         48
                                       7.000          1,323.65      303,000.00
1


    BUFFALO GROVE    IL   60089          2            02/04/99         00
    0411247224                           05           04/01/99          0
    411247224                            O            03/01/14
    0


    1883345          L86/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
    9 BERGAMO                          6.750          2,654.73         64
                                       6.500          2,654.73      470,000.00
    IRVINE           CA   92614          2            03/02/99         00
    0431264464                           05           05/01/99          0
    00                                   O            04/01/14
    0


    1883436          G32/G01             F          500,000.00         ZZ
                                         180        500,000.00          1
    2240 NORTH DAYTON                  7.000          4,494.14         55
                                       6.750          4,494.14      910,000.00
    CHICAGO          IL   60611          2            03/05/99         00
    0431259639                           05           05/01/99          0
    0000                                 O            04/01/14
    0


    1883671          830/G01             F          107,050.00         ZZ
                                         180        106,704.86          1
    2435 EAST 2100 SOUTH               6.750            947.30         56
                                       6.500            947.30      192,000.00
    SALT LAKE CITY   UT   84109          2            02/16/99         00
    0431244797                           05           04/01/99          0
    540491                               O            03/01/14
    0


    1883682          966/G01             F          216,000.00         ZZ
                                         180        214,603.28          1
    601 SAN JUAN COURT                 6.750          1,911.40         80
                                       6.500          1,911.40      270,000.00
    IRVING           TX   75062          1            01/06/99         00
    0431226554                           05           03/01/99          0
    10500011                             O            02/01/14
    0


    1883916          P51/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
    1 WANDERING RILL                   6.875          2,675.56         57
                                       6.625          2,675.56      530,000.00
    IRVINE           CA   92612          2            03/10/99         00
    0431254598                           03           05/01/99          0
    1883916                              O            04/01/14
    0
1




    1884027          975/G01             F          278,000.00         ZZ
                                         180        277,113.35          1
    6816 LIVINGTON DRIVE               6.875          2,479.36         40
                                       6.625          2,479.36      695,000.00
    HUNTINGTON BEAC  CA   92648          2            02/16/99         00
    0431245661                           03           04/01/99          0
    990442                               O            03/01/14
    0


    1884094          A26/G01             F          490,000.00         ZZ
                                         180        488,403.04          1
    5 CARLTON LANE                     6.625          4,302.17         70
                                       6.375          4,302.17      700,000.00
    MONSEY           NY   10952          5            02/16/99         00
    0431240845                           05           04/01/99          0
    13337                                O            03/01/14
    0


    1884191          A93/G01             F          120,000.00         ZZ
                                         180        120,000.00          1
    100 WEST BOULEVARD                 7.375          1,103.91         71
                                       7.125          1,103.91      170,000.00
    EAST ROCKAWAY    NY   11518          2            03/10/99         00
    0431259449                           05           05/01/99          0
    02992601                             O            04/01/14
    0


    1884241          G32/G01             F          295,000.00         ZZ
                                         180        294,059.13          1
    10001 GRAFF DRIVE                  6.875          2,630.97         67
                                       6.625          2,630.97      445,000.00
    ROSEMONT         IL   60018          2            02/24/99         00
    0431232289                           05           04/01/99          0
    1005234                              O            03/01/14
    0


    1884735          943/943             F          337,243.82         ZZ
                                          69        325,266.40          1
    6 BELVEDERE COURT                  7.125          5,971.25         49
                                       6.875          5,971.25      689,000.00
    BURLINGAME       CA   94010          1            09/02/98         00
    10211688                             05           02/01/99          0
    10211688                             O            10/01/04
    0


    1884737          943/943             F          313,850.00         ZZ
                                         180        309,159.85          1
1


    533 N. C. HWY 61                   6.625          2,755.58         75
                                       6.375          2,755.58      418,500.00
    WHITSETT         NC   27377          5            11/04/98         00
    8080000134                           05           01/01/99          0
    8080000134                           O            12/01/13
    0


    1884738          943/943             F          400,000.00         ZZ
                                         180        394,797.75          1
    5 CEDAR CHINE                      6.750          3,539.64         42
                                       6.500          3,539.64      975,000.00
    ASHEVILLE        NC   28803          5            11/03/98         00
    8080000295                           05           01/01/99          0
    8080000295                           O            12/01/13
    0


    1884739          943/943             F          372,000.00         ZZ
                                         180        366,062.86          1
    416 DOGWOOD PLACE                  7.000          3,343.64         77
                                       6.750          3,343.64      488,000.00
    FLOWOOD          MS   39208          1            11/04/98         00
    8080000464                           05           12/01/98          0
    8080000464                           O            11/01/13
    0


    1884750          943/943             F          320,000.00         ZZ
                                         180        315,748.76          1
    604 FOREST LAKE ROAD               6.500          2,787.55         64
                                       6.250          2,787.55      500,000.00
    FAYETTEVILLE     NC   28305          2            11/13/98         00
    8080002235                           05           01/01/99          0
    8080002235                           O            12/01/13
    0


    1884751          943/943             F          335,000.00         ZZ
                                         180        329,538.56          1
    1706 N PELHAM DRIVE                6.750          2,964.45         67
                                       6.500          2,964.45      500,000.00
    ATLANTA          GA   30324          2            10/30/98         00
    8080002413                           05           12/01/98          0
    8080002413                           O            11/01/13
    0


    1884753          943/943             F          527,000.00         ZZ
                                         180        521,818.85          1
    9 LENOX PLACE                      6.625          4,627.03         80
                                       6.375          4,627.03      665,000.00
    ST LOUIS         MO   63108          2            12/18/98         00
    8080002648                           03           02/01/99          0
1


    8080002648                           O            01/01/14
    0


    1884759          943/943             F          590,000.00         ZZ
                                         180        582,161.81          1
    2700 TURNBERRY PARK LANE           6.500          5,139.53         57
                                       6.250          5,139.53    1,050,000.00
    ST LOUIS         MO   63131          5            11/23/98         00
    8080002883                           03           01/01/99          0
    8080002883                           O            12/01/13
    0


    1884760          943/943             F          315,000.00         ZZ
                                         180        310,770.63          1
    5903 CABELL VIEW COURT             6.375          2,722.39         75
                                       6.125          2,722.39      420,000.00
    CHARLOTTE        NC   28277          2            11/09/98         00
    8080002912                           05           01/01/99          0
    8080002912                           O            12/01/13
    0


    1884762          943/943             F          286,650.00         ZZ
                                         120        276,500.33          1
    21528 BLAKELY SHORES RD            6.875          3,309.81         65
                                       6.625          3,309.81      441,000.00
    CORNELIUS        NC   28031          5            09/17/98         00
    8080003087                           05           11/01/98          0
    8080003087                           O            10/01/08
    0


    1884770          943/943             F          340,000.00         ZZ
                                         180        335,476.44          1
    634 NORTH LAMAR BOULEVARD          6.500          2,961.77         48
                                       6.250          2,961.77      718,000.00
    OXFORD           MS   38655          2            11/03/98         00
    8080003698                           05           01/01/99          0
    8080003698                           O            12/01/13
    0


    1884780          943/943             F          300,000.00         ZZ
                                         180        297,113.09          1
    1375 SMITH RIDGE ROAD              6.875          2,675.57         35
                                       6.625          2,675.57      865,000.00
    NEW CANAAN       CT   06840          5            12/16/98         00
    8080004835                           05           02/01/99          0
    8080004835                           O            01/01/14
    0


1


    1884783          943/943             F          290,000.00         ZZ
                                         180        283,618.70          1
    14784 BROOK HILL DRIVE             7.250          2,647.30         60
                                       7.000          2,647.30      486,900.00
    CHESTERFIELD     MO   63017          1            08/14/98         00
    8080004908                           05           10/01/98          0
    8080004908                           O            09/01/13
    0


    1884804          943/943             F          342,000.00         ZZ
                                         180        335,219.37          1
    21 MAKIN GRADE                     6.625          3,002.74         25
                                       6.375          3,002.74    1,375,000.00
    ROSS             CA   94957          2            09/08/98         00
    8080004946                           05           11/01/98          0
    8080004946                           O            10/01/13
    0


    1884808          943/943             F          250,000.00         ZZ
                                         180        231,304.58          1
    8 WINDMILL LANE                    6.500          2,177.77         61
                                       6.250          2,177.77      411,000.00
    TRUMBULL         CT   06611          2            09/17/98         00
    8080004954                           05           11/01/98          0
    8080004954                           O            10/01/13
    0


    1884812          943/943             F          314,000.00         ZZ
                                         180        307,803.26          1
    12822 LINDA VISTA COURT            6.875          2,800.43         72
                                       6.625          2,800.43      440,000.00
    BELLEVILLE       MI   48111          2            09/17/98         00
    8080004958                           05           11/01/98          0
    8080004958                           O            10/01/13
    0


    1884821          943/943             F          352,000.00         ZZ
                                         180        347,373.04          1
    383 OAK HILL FARM ROAD             6.625          3,090.54         80
                                       6.375          3,090.54      440,000.00
    MONTGOMERY       AL   36105          2            11/18/98         00
    8080005406                           05           01/01/99          0
    8080005406                           O            12/01/13
    0


    1884822          943/943             F          294,300.00         ZZ
                                         180        291,528.22          1
    1 BAYBERRY RD                      7.125          2,665.87         71
                                       6.875          2,665.87      415,000.00
1


    WINDHAM          NH   03087          2            12/03/98         00
    8080005632                           05           02/01/99          0
    8080005632                           O            01/01/14
    0


    1884824          943/943             F          373,350.00         ZZ
                                         180        368,673.92          1
    3504 LEXINGTON AVENUE              6.625          3,277.99         19
                                       6.375          3,277.99    2,000,000.00
    HIGHLAND PARK    TX   75205          2            12/21/98         00
    8080005671                           05           02/01/99          0
    8080005671                           O            01/01/14
    0


    1884829          943/943             F          275,100.00         T
                                         180        272,793.67          1
    297 MILLINGPORT LN                 6.875          2,453.50         65
                                       6.625          2,453.50      429,000.00
    NEW LONDON       NC   28127          2            01/22/99         00
    8080006110                           03           03/01/99          0
    8080006110                           O            02/01/14
    0


    1884831          943/943             F          264,000.00         ZZ
                                         180        259,248.28          1
    109 MARTINGALE LN                  6.750          2,336.16         57
                                       6.500          2,336.16      466,000.00
    WILMINGTON       NC   28409          2            12/02/98         00
    8080006461                           05           02/01/99          0
    8080006461                           O            01/01/14
    0


    1884833          943/943             F          325,000.00         ZZ
                                         144        319,017.24          1
    5849 NEWCOMBE CT                   6.625          3,277.62         79
                                       6.375          3,277.62      415,000.00
    CHARLOTTE        NC   28277          2            11/19/98         00
    8080006961                           03           01/01/99          0
    8080006961                           O            12/01/10
    0


    1884836          943/943             F          393,900.00         ZZ
                                         180        389,043.71          1
    948 FAIRFAX                        7.375          3,623.58         50
                                       7.125          3,623.58      800,000.00
    BIRMINGHAM       MI   48009          5            11/25/98         00
    8080007723                           05           01/01/99          0
    8080007723                           O            12/01/13
    0
1




    1884864          943/943             F          375,000.00         ZZ
                                         180        371,313.22          1
    26 PEACH KNOB DRIVE                6.625          3,292.48         78
                                       6.375          3,292.48      485,000.00
    ASHEVILLE        NC   28804          1            12/28/98         00
    8080010071                           03           02/01/99          0
    8080010071                           O            01/01/14
    0


    1884865          943/943             F          310,000.00         ZZ
                                         180        306,952.29          1
    4409 PLAYFAIR LANE                 6.625          2,721.78         72
                                       6.375          2,721.78      435,000.00
    CHARLOTTE        NC   28227          2            12/23/98         00
    8080010164                           03           02/01/99          0
    8080010164                           O            01/01/14
    0


    1884867          943/943             F          319,800.00         T
                                         180        316,689.34          1
    103 STARFISH CT                    6.750          2,829.94         60
                                       6.500          2,829.94      535,000.00
    EMERALD ISLE     NC   28594          2            12/22/98         00
    8080010323                           03           02/01/99          0
    8080010323                           O            01/01/14
    0


    1884874          A35/G01             F          153,750.00         ZZ
                                         180        153,254.29          1
    822 WENWOOD DRIVE                  6.750          1,360.55         75
                                       6.500          1,360.55      205,000.00
    EAST MEADOW      NY   11554          2            01/29/99         00
    0431230069                           05           04/01/99          0
    HLVP8740                             O            03/01/14
    0


    1884876          943/943             F          366,200.00         ZZ
                                         180        363,806.45          1
    611 WHISPERING PINES LANE          6.625          3,215.21         74
                                       6.375          3,215.21      500,000.00
    HELENA           AL   35080          2            12/29/98         00
    8080010708                           05           03/01/99          0
    8080010708                           O            02/01/14
    0


    1884892          943/943             F          617,500.00         ZZ
                                         180        613,507.04          1
1


    2180 CHURCHILL LANE                6.750          5,464.32         65
                                       6.500          5,464.32      950,000.00
    HIGHLAND PARK    IL   60035          5            01/26/99         00
    8080011444                           05           03/01/99          0
    8080011444                           O            02/01/14
    0


    1884897          943/943             F          381,000.00         ZZ
                                         180        377,294.09          1
    2634 208TH AVENUE SE               6.750          3,371.51         49
                                       6.500          3,371.51      780,000.00
    ISSAQUAH         WA   98029          5            12/23/98         00
    8080012297                           05           02/01/99          0
    8080012297                           O            01/01/14
    0


    1884898          943/943             F          252,000.00         ZZ
                                         180        250,317.20          1
    7 WILLIAMSBURG CIRCLE              6.375          2,177.92         80
                                       6.125          2,177.92      315,000.00
    MADISON          CT   06443          1            01/15/99         00
    8080012302                           05           03/01/99          0
    8080012302                           O            02/01/14
    0


    1884901          943/943             F          258,000.00         ZZ
                                         180        255,596.21          1
    34 CARRIE DRIVE                    7.250          2,355.19         74
                                       7.000          2,355.19      350,000.00
    HENDERSONVILLE   NC   28792          5            12/18/98         00
    8080012661                           05           02/01/99          0
    8080012661                           O            01/01/14
    0


    1884906          943/943             F          225,000.00         ZZ
                                         180        218,391.44          1
    1330 TOWN LINE ROAD                6.875          2,006.68         57
                                       6.625          2,006.68      400,000.00
    SAGAPONACK       NY   11975          2            06/24/98         00
    8090056180                           05           08/01/98          0
    8090056180                           O            07/01/13
    0


    1884909          943/943             F          450,000.00         ZZ
                                         180        444,021.69          1
    17 CHESTERFIELD LAKES RD           6.500          3,919.99         67
                                       6.250          3,919.99      680,000.00
    CHESTERFIELD     MO   63005          5            11/27/98         00
    8090069334                           03           01/01/99          0
1


    8090069334                           O            12/01/13
    0


    1884914          943/943             F          625,000.00         ZZ
                                         180        621,044.12          1
    1215 FARAWAY ROAD                  7.000          5,617.68         38
                                       6.750          5,617.68    1,650,000.00
    SNOWMASS VILLAG  CO   81615          5            12/29/98         00
    8090071625                           03           03/01/99          0
    8090071625                           O            02/01/14
    0


    1884925          943/943             F          318,000.00         ZZ
                                         180        315,647.71          1
    54 SUMMERBERRY CIRCLE              6.500          2,770.13         74
                                       6.250          2,770.13      430,000.00
    BRISTOL          CT   06010          2            01/29/99         00
    8090076023                           05           03/01/99          0
    8090076023                           O            02/01/14
    0


    1884929          943/943             F          250,000.00         ZZ
                                         180        247,568.29          1
    28 KIM PLACE                       6.750          2,212.28         69
                                       6.500          2,212.28      363,000.00
    KINGS PARK       NY   11754          5            12/09/98         00
    8111154291                           05           02/01/99          0
    8111154291                           O            01/01/14
    0


    1884930          943/943             F          281,800.00         ZZ
                                         180        278,173.90          1
    51 FOREST AVENUE UNIT 66           6.875          2,513.25         71
                                       6.625          2,513.25      400,000.00
    OLD GREENWICH    CT   06870          2            11/24/98         00
    8111154310                           01           01/01/99          0
    8111154310                           O            12/01/13
    0


    1884932          943/943             F          287,500.00         ZZ
                                         180        282,845.41          1
    33 WEST 630 MAREBARN LANE          6.875          2,564.09         53
                                       6.625          2,564.09      545,000.00
    WAYNE            IL   60184          2            12/18/98         00
    8111155589                           05           02/01/99          0
    8111155589                           O            01/01/14
    0


1


    1884933          943/943             F          316,000.00         T
                                         120        310,453.46          1
    106 STATION BAY COVE               6.875          3,648.71         53
                                       6.625          3,648.71      600,000.00
    DUCK             NC   27949          2            12/03/98         00
    8111156155                           03           02/01/99          0
    8111156155                           O            01/01/09
    0


    1884934          943/943             F          531,500.00         ZZ
                                         180        526,385.33          3
    53 COMPO BEACH ROAD                6.875          4,740.21         33
                                       6.625          4,740.21    1,650,000.00
    WESTPORT         CT   06880          2            12/15/98         00
    8111156878                           05           02/01/99          0
    8111156878                           O            01/01/14
    0


    1884935          943/943             F          302,000.00         ZZ
                                         180        298,966.95          1
    20709 N MEADOW LANE                6.375          2,610.04         47
                                       6.125          2,610.04      650,000.00
    BARRINGTON       IL   60010          2            12/21/98         00
    8111157124                           05           02/01/99          0
    8111157124                           O            01/01/14
    0


    1884938          943/943             F          295,000.00         ZZ
                                         180        291,174.43          1
    5010 OAK TRAIL COURT               6.750          2,610.49         75
                                       6.500          2,610.49      395,000.00
    LISLE            IL   60532          2            12/02/98         00
    8111157384                           05           02/01/99          0
    8111157384                           O            01/01/14
    0


    1884946          943/943             F          411,000.00         ZZ
                                         180        407,087.20          1
    15 HEMLOCK DRIVE                   7.000          3,694.19         35
                                       6.750          3,694.19    1,200,000.00
    GREAT NECK       NY   11024          5            12/22/98         00
    8111159050                           05           02/01/99          0
    8111159050                           O            01/01/14
    0


    1884949          943/943             F          250,000.00         T
                                         180        246,747.91          1
    1625 IXORA DRIVE                   6.750          2,212.28         48
                                       6.500          2,212.28      525,000.00
1


    NAPLES           FL   34102          2            11/25/98         00
    8111159388                           05           01/01/99          0
    8111159388                           O            12/01/13
    0


    1884952          943/943             F          315,000.00         ZZ
                                         180        310,815.20          1
    1840 WINTER RUN COURT              6.500          2,743.99         78
                                       6.250          2,743.99      405,000.00
    CHESTERFIELD     MO   63017          2            11/25/98         00
    8111159801                           03           01/01/99          0
    8111159801                           O            12/01/13
    0


    1884958          943/943             F          450,000.00         ZZ
                                         180        445,528.40          1
    6 EVERGREEN LANE                   6.500          3,919.99         66
                                       6.250          3,919.99      688,000.00
    CHAPPAQUA        NY   10514          5            12/03/98         00
    8111160309                           05           02/01/99          0
    8111160309                           O            01/01/14
    0


    1884960          943/943             F          438,000.00         ZZ
                                         180        430,257.66          1
    1920 WATERFORD COURT               6.625          3,845.62         55
                                       6.375          3,845.62      800,000.00
    HIGHLAND PARK    IL   60035          2            11/19/98         00
    8111160400                           03           01/01/99          0
    8111160400                           O            12/01/13
    0


    1884965          943/943             F          285,000.00         ZZ
                                         180        281,213.73          1
    26 MUIRWOOD DRIVE                  6.500          2,482.66         66
                                       6.250          2,482.66      434,000.00
    GLEN ELLYN       IL   60137          5            11/30/98         00
    8111160781                           05           01/01/99          0
    8111160781                           O            12/01/13
    0


    1884970          943/943             F          257,600.00         ZZ
                                         120        250,218.39          1
    69 BROOK STREET                    6.500          2,925.00         43
                                       6.250          2,925.00      600,000.00
    GARDEN CITY      NY   11530          2            11/17/98         00
    8111161064                           05           01/01/99          0
    8111161064                           O            12/01/08
    0
1




    1884974          943/943             F          900,000.00         ZZ
                                         180        891,056.82          1
    21 GIRDLE RIDGE DRIVE              6.500          7,839.97         17
                                       6.250          7,839.97    5,400,000.00
    BEDFORD          NY   10536          5            12/11/98         00
    8111161208                           05           02/01/99          0
    8111161208                           O            01/01/14
    0


    1884980          943/943             F          251,250.00         ZZ
                                         180        247,671.67          1
    330 EAST 38TH STREET UNIT 22       7.000          2,258.31         75
                                       6.750          2,258.31      335,000.00
    NEW YORK         NY   10016          2            12/08/98         00
    8111161345                           08           02/01/99          0
    8111161345                           O            01/01/14
    0


    1884982          943/943             F          287,800.00         ZZ
                                         180        285,619.15          1
    106 COLONY WAY                     6.500          2,507.05         34
                                       6.250          2,507.05      850,000.00
    BRANDON          MS   39047          2            01/15/99         00
    8111161387                           02           03/01/99          0
    8111161387                           O            02/01/14
    0


    1884986          943/943             F          265,350.00         ZZ
                                         180        257,795.19          1
    1523 ELMWOOD AVENUE                6.375          2,293.29         64
                                       6.125          2,293.29      420,000.00
    WILMETTE         IL   60091          2            11/25/98         00
    8111161668                           05           01/01/99          0
    8111161668                           O            12/01/13
    0


    1884987          943/943             F          303,000.00         ZZ
                                         180        300,021.06          1
    45 SENECA WEST AVENUE              6.625          2,660.33         78
                                       6.375          2,660.33      393,000.00
    HAWTHORN WOODS   IL   60047          2            12/03/98         00
    8111161670                           05           02/01/99          0
    8111161670                           O            01/01/14
    0


    1884991          943/943             F          355,000.00         ZZ
                                         180        350,283.76          1
1


    17 STUYVESANT AVENUE               6.500          3,092.44         42
                                       6.250          3,092.44      850,000.00
    LARCHMONT        NY   10538          2            11/25/98         00
    8111161740                           05           01/01/99          0
    8111161740                           O            12/01/13
    0


    1884995          943/943             F          250,000.00         ZZ
                                         180        248,345.84          1
    34 HIGHLAND BOULEVARD              6.500          2,177.77         79
                                       6.250          2,177.77      318,000.00
    DIX HILLS        NY   11746          2            01/05/99         00
    8111161887                           05           03/01/99          0
    8111161887                           O            02/01/14
    0


    1884998          943/943             F          315,000.00         ZZ
                                         180        312,963.10          1
    62 SALISBURY ROAD                  6.750          2,787.47         36
                                       6.500          2,787.47      875,000.00
    DARIEN           CT   06820          5            01/09/99         00
    8111161998                           05           03/01/99          0
    8111161998                           O            02/01/14
    0


    1884999          943/943             F          288,000.00         ZZ
                                         180        285,228.53          1
    4601 WHITE CHAPEL WAY              6.875          2,568.55         53
                                       6.625          2,568.55      550,000.00
    RALEIGH          NC   27615          2            12/11/98         00
    8111162080                           03           02/01/99          0
    8111162080                           O            01/01/14
    0


    1885001          943/943             F          323,300.00         ZZ
                                         120        317,625.33          1
    75 SCOTT DRIVE                     6.875          3,733.00         38
                                       6.625          3,733.00      865,000.00
    WATCHUNG         NJ   07060          2            12/09/98         00
    8111162954                           05           02/01/99          0
    8111162954                           O            01/01/09
    0


    1885002          943/943             F          381,700.00         ZZ
                                         180        378,026.87          1
    2336 GOLF BROOK DRIVE              6.875          3,404.21         62
                                       6.625          3,404.21      625,000.00
    WEST PALM BEACH  FL   33414          2            12/15/98         00
    8111163006                           03           02/01/99          0
1


    8111163006                           O            01/01/14
    0


    1885003          943/943             F          385,000.00         ZZ
                                         180        381,255.16          1
    65 CHESTNUT HILL LANE              6.750          3,406.91         51
                                       6.500          3,406.91      756,000.00
    BRIARCLIFF       NY   10510          5            12/09/98         00
    8111163100                           05           02/01/99          0
    8111163100                           O            01/01/14
    0


    1885005          943/943             F          450,000.00         ZZ
                                         180        445,715.92          1
    37 TIFFANY CIRCLE                  7.000          4,044.73         67
                                       6.750          4,044.73      680,000.00
    MANHASSET        NY   11030          5            12/03/98         00
    8111163405                           01           02/01/99          0
    8111163405                           O            01/01/14
    0


    1885008          943/943             F          310,000.00         ZZ
                                         180        309,021.96          1
    826 PARK PLACE DRIVE               7.000          2,786.37         70
                                       6.750          2,786.37      445,000.00
    MENDOTA HEIGHTS  MN   55118          2            02/06/99         00
    8111164225                           05           04/01/99          0
    8111164225                           O            03/01/14
    0


    1885009          943/943             F          440,000.00         T
                                         180        437,185.30          1
    3127 MIRO DRIVE NORTH              6.875          3,924.16         47
                                       6.625          3,924.16      952,000.00
    PALM BEACH       FL   33410          2            01/04/99         00
    8111164312                           03           03/01/99          0
    8111164312                           O            02/01/14
    0


    1885023          943/943             F          330,500.00         ZZ
                                         180        328,339.79          1
    813 WYNDEMERE WAY                  6.625          2,901.77         55
                                       6.375          2,901.77      605,000.00
    NAPLES           FL   34105          2            01/27/99         00
    8111167257                           03           03/01/99          0
    8111167257                           O            02/01/14
    0


1


    1885024          943/943             F          317,700.00         ZZ
                                         180        316,729.93          1
    530 WEST END AVENUE UNIT 10B       7.375          2,922.60         75
                                       7.125          2,922.60      425,000.00
    NEW YORK         NY   10024          2            01/29/99         00
    8111167454                           08           04/01/99          0
    8111167454                           O            03/01/14
    0


    1885028          943/943             F          616,000.00         ZZ
                                         180        611,797.94          1
    2880 SEMINOLE STREET               6.125          5,239.85         80
                                       5.875          5,239.85      770,000.00
    COCONUT GROVE    FL   33133          1            01/20/99         00
    8111168487                           05           03/01/99          0
    8111168487                           O            02/01/14
    0


    1885032          943/943             F          597,000.00         ZZ
                                         180        593,097.88          1
    136 SETTLERS DRIVE                 6.625          5,241.63         67
                                       6.375          5,241.63      900,000.00
    NAPERVILLE       IL   60565          2            12/28/98         00
    8505500524                           03           03/01/99          0
    8505500524                           O            02/01/14
    0


    1885033          943/943             F          305,000.00         ZZ
                                         180        302,485.61          1
    23 MILL STREAM ROAD                6.750          2,698.98         59
                                       6.500          2,698.98      517,500.00
    STAMFORD         CT   06903          1            01/25/99         00
    8507300801                           05           03/01/99          0
    8507300801                           O            02/01/14
    0


    1885034          943/943             F          350,000.00         ZZ
                                         180        346,667.95          1
    1199 PARK AVENUE APT 9A            7.000          3,145.90         44
                                       6.750          3,145.90      800,000.00
    NEW YORK         NY   10128          2            12/17/98         00
    8510601137                           13           02/01/99          0
    8510601137                           O            01/01/14
    0


    1885035          943/943             F          330,000.00         ZZ
                                         180        327,693.77          1
    10 WEST 66TH STREET APT 29D        6.500          2,874.66         35
                                       6.250          2,874.66      950,000.00
1


    NEW YORK         NY   10023          2            01/15/99         00
    8513600767                           13           03/01/99          0
    8513600767                           O            02/01/14
    0


    1885047          943/943             F          415,000.00         ZZ
                                         180        410,876.20          1
    744 N WAUKEGAN RD                  6.500          3,615.10         56
                                       6.250          3,615.10      754,000.00
    LAKE FOREST      IL   60045          2            12/08/98         00
    8555101015                           05           02/01/99          0
    8555101015                           O            01/01/14
    0


    1885055          943/943             F          250,500.00         ZZ
                                         180        247,492.04          1
    151 SAINT VINCENT COURT            6.750          2,216.70         53
                                       6.500          2,216.70      480,000.00
    DANVILLE         CA   94526          5            12/02/98         00
    8562600434                           03           02/01/99          0
    8562600434                           O            01/01/14
    0


    1885056          943/943             F          559,900.00         ZZ
                                         180        554,276.82          1
    4928 30TH STREET NW                6.375          4,838.94         80
                                       6.125          4,838.94      699,900.00
    WASHINGTON       DC   20008          1            12/28/98         00
    8562700651                           05           02/01/99          0
    8562700651                           O            01/01/14
    0


    1885058          943/943             F          305,000.00         ZZ
                                         180        300,948.04          1
    11001 SW 60TH COURT                6.500          2,656.88         69
                                       6.250          2,656.88      445,000.00
    MIAMI            FL   33156          2            11/17/98         00
    8563900576                           05           01/01/99          0
    8563900576                           O            12/01/13
    0


    1885059          943/943             F          258,000.00         ZZ
                                         180        255,487.68          1
    6353 SW 87 LANE                    6.750          2,283.07         45
                                       6.500          2,283.07      575,000.00
    MIAMI            FL   33143          2            12/10/98         00
    8563900583                           03           02/01/99          0
    8563900583                           O            01/01/14
    0
1




    1885067          943/943             F          570,000.00         ZZ
                                         180        460,936.88          1
    152 CANNON ROAD                    6.875          5,083.57         48
                                       6.625          5,083.57    1,200,000.00
    WILTON           CT   06897          2            11/25/98         00
    8573900223                           05           01/01/99          0
    8573900223                           O            12/01/13
    0


    1885068          943/943             F          407,000.00         ZZ
                                         180        402,912.43          1
    59 WILD DUCK ROAD                  6.375          3,517.50         52
                                       6.125          3,517.50      785,000.00
    WILTON           CT   06897          2            12/02/98         00
    8573900232                           05           02/01/99          0
    8573900232                           O            01/01/14
    0


    1885069          943/943             F          364,000.00         ZZ
                                         180        360,497.22          1
    13 GODFREY LANE                    6.875          3,246.35         68
                                       6.625          3,246.35      540,000.00
    WESTPORT         CT   06880          2            12/02/98         00
    8573900235                           05           02/01/99          0
    8573900235                           O            01/01/14
    0


    1885072          943/943             F          440,000.00         ZZ
                                         180        437,093.05          1
    4481 WOODFIELD BOULEVARD           6.500          3,832.88         80
                                       6.250          3,832.88      550,000.00
    BOCA RATON       FL   33434          1            01/08/99         00
    8576500186                           03           03/01/99          0
    8576500186                           O            02/01/14
    0


    1885075          943/943             F          396,800.00         ZZ
                                         180        394,288.91          1
    83 EAST LEWIS STREET               7.000          3,566.56         80
                                       6.750          3,566.56      501,000.00
    TOWNSHIP OF      NJ   07920          1            01/25/99         00
    9080012951                           05           03/01/99          0
    9080012951                           O            02/01/14
    0


    1885085          943/943             F          533,000.00         ZZ
                                         180        529,590.38          1
1


    25 WILLOW WOODS DRIVE              6.875          4,753.59         70
                                       6.625          4,753.59      770,000.00
    EXCELSIOR        MN   55331          2            01/28/99         00
    9080014163                           05           03/01/99          0
    9080014163                           O            02/01/14
    0


    1885087          943/943             F          350,000.00         ZZ
                                         180        348,859.31          1
    3814 ALTON PLACE NW                6.625          3,072.98         69
                                       6.375          3,072.98      513,000.00
    WASHINGTON       DC   20016          2            02/11/99         00
    9080014240                           05           04/01/99          0
    9080014240                           O            03/01/14
    0


    1885088          943/943             F          700,000.00         ZZ
                                         180        697,718.62          1
    8201 CATTAIL DRIVE                 6.625          6,145.96         50
                                       6.375          6,145.96    1,400,000.00
    LONGMONT         CO   80503          5            02/12/99         00
    9080014330                           03           04/01/99          0
    9080014330                           O            03/01/14
    0


    1885091          943/943             F          524,000.00         ZZ
                                         180        520,425.50          1
    3709 LANGLEY OAKS PLACE            6.125          4,457.28         80
                                       5.875          4,457.28      655,000.00
    MARIETTA         GA   30067          1            01/27/99         00
    9111171502                           03           03/01/99          0
    9111171502                           O            02/01/14
    0


    1885166          A68/G01             F          252,000.00         ZZ
                                         180        252,000.00          1
    1202 VALLEY TRAIL                  6.750          2,229.97         70
                                       6.500          2,229.97      360,000.00
    HEATH            TX   75032          2            03/09/99         00
    0431257237                           05           05/01/99          0
    0000                                 O            04/01/14
    0


    1885347          069/G01             F          306,000.00         ZZ
                                         180        305,034.58          1
    19848 SUNSET VISTA ROAD            7.000          2,750.42         67
                                       6.750          2,750.42      458,000.00
    WALNUT           CA   91789          2            01/29/99         00
    0431246248                           05           04/01/99          0
1


    236232097                            O            03/01/14
    0


    1885365          069/G01             F          168,000.00         ZZ
                                         180        166,925.29          1
    311 SOUTH LINHAVEN CIRCLE          6.875          1,498.32         75
                                       6.625          1,498.32      224,000.00
    ANAHEIM          CA   92804          1            01/26/99         00
    0431259290                           03           03/01/99          0
    236233242                            O            02/01/14
    0


    1885373          966/G01             F          365,000.00         ZZ
                                         180        363,848.45          1
    3231 GREENGRIER DRIVE              7.000          3,280.72         34
                                       6.750          3,280.72    1,100,000.00
    UNIVERSITY PARK  TX   75225          2            02/10/99         00
    0431253715                           05           04/01/99          0
    30007263                             O            03/01/14
    0


    1885406          E33/G01             F          263,000.00         ZZ
                                         180        262,142.85          1
    18037 W POND RIDGE CIRCLE          6.625          2,309.13         66
                                       6.375          2,309.13      400,000.00
    GURNEE           IL   60031          2            02/22/99         00
    0431237916                           03           04/01/99          0
    322481664                            O            03/01/14
    0


    1885545          815/G01             F          444,000.00         ZZ
                                         180        441,190.23          1
    6 LONGVIEW DRIVE                   7.000          3,990.80         80
                                       6.750          3,990.80      555,000.00
    LEBANON          NJ   08833          1            01/25/99         00
    0431231364                           05           03/01/99          0
    100588                               O            02/01/14
    0


    1885546          815/G01             F          400,000.00         ZZ
                                         180        394,863.95          1
    11 QUINCY PARK                     6.900          3,572.99         62
                                       6.650          3,572.99      655,000.00
    BEVERLY          MA   01915          5            11/03/98         00
    0431231372                           05           01/01/99          0
    100828                               O            12/01/13
    0


1


    1885552          815/G01             F          312,000.00         ZZ
                                         180        305,981.67          1
    30 CANNON STREET                   6.950          2,795.63         75
                                       6.700          2,795.63      416,000.00
    NEWTON           MA   02161          5            09/11/98         00
    0431231398                           05           11/01/98          0
    100588                               O            10/01/13
    0


    1885610          026/G01             F          360,000.00         ZZ
                                         180        358,814.01          1
    1808 LIATRIS LANE                  6.500          3,135.99         76
                                       6.250          3,135.99      475,000.00
    RALEIGH          NC   27613          1            02/25/99         00
    0431235662                           03           04/01/99          0
    0200352644                           O            03/01/14
    0


    1885697          E82/G01             F          450,000.00         ZZ
                                         180        448,564.79          1
    GGCC LOT 48 CHESTER BRANCH RD      6.875          4,013.34         79
                                       6.625          4,013.34      575,000.00
    LINVILLE         NC   28646          2            02/25/99         00
    0400177903                           03           04/01/99          0
    0400177903                           O            03/01/14
    0


    1885708          664/G01             F          289,000.00         ZZ
                                         180        285,646.66          1
    21201 OSTROM ROAD                  7.000          2,597.62         72
                                       6.750          2,597.62      404,000.00
    FIDDLETOWN       CA   95629          2            01/15/99         00
    0431243112                           05           03/01/99          0
    2919884                              O            02/01/14
    0


    1885914          E48/E48             F          385,000.00         ZZ
                                         180        380,961.81          1
    15 MIDDLETON PARK LANE             6.875          3,433.64         58
                                       6.625          3,433.64      670,000.00
    NASHVILLE        TN   37215          5            01/22/99         00
    0663                                 03           03/01/99          0
    0663                                 O            02/01/14
    0


    1885923          168/168             F          415,000.00         ZZ
                                         180        413,662.01          1
    10 LANDING CREEK COURT             6.750          3,672.37         64
                                       6.500          3,672.37      650,000.00
1


    AMHERST          NY   14221          5            02/10/99         00
    0189440805                           05           04/01/99          0
    0189440805                           O            03/01/14
    0


    1886089          830/G01             F           82,500.00         ZZ
                                         180         82,236.88          1
    9836 SOUTH CLAREMONT               6.875            735.78         64
                                       6.625            735.78      130,000.00
    CHICAGO          IL   60643          2            02/24/99         00
    0431235449                           05           04/01/99          0
    540965                               O            03/01/14
    0


    1886090          069/G01             F          428,350.00         ZZ
                                         180        426,938.84          1
    1023 NORTH CHEYENNE STREET         6.500          3,731.39         70
                                       6.250          3,731.39      612,000.00
    ORANGE           CA   92869          1            02/22/99         00
    0431247352                           03           04/01/99          0
    2262337038                           O            03/01/14
    0


    1886097          069/G01             F          209,600.00         ZZ
                                         180        208,938.72          1
    532 ARBOLES STREET                 7.000          1,883.95         75
                                       6.750          1,883.95      279,500.00
    MONTEREY PARK    CA   91754          1            02/18/99         00
    0431250190                           05           04/01/99          0
    2362341030                           O            03/01/14
    0


    1886150          822/G01             F          281,250.00         ZZ
                                         180        280,362.66          1
    587 HEATONS MILL DRIVE             7.000          2,527.96         75
                                       6.750          2,527.96      378,000.00
    LONGHORNE        PA   19047          5            02/12/99         00
    0431241041                           05           04/01/99          0
    XXX                                  O            03/01/14
    0


    1886276          A06/G01             F          370,000.00         ZZ
                                         180        370,000.00          1
    25881 PEMBROKE                     6.875          3,299.87         78
                                       6.625          3,299.87      475,000.00
    HUNTINGTON WOOD  MI   48070          2            03/11/99         00
    0431272608                           05           05/01/99          0
    001000009901343                      O            04/01/14
    0
1




    1886424          M51/G01             F          386,000.00         ZZ
                                         180        386,000.00          1
    430 N. WASHINGTON AVE              6.875          3,442.56         75
                                       6.625          3,442.56      515,000.00
    PARK RIDGE       IL   60068          2            02/26/99         00
    0431241991                           05           05/01/99          0
    0000                                 O            04/01/14
    0


    1886587          E82/G01             F          183,000.00         ZZ
                                         180        183,000.00          1
    923 WINDNG LANE                    6.875          1,632.09         66
                                       6.625          1,632.09      280,000.00
    MEDIA            PA   19063          2            03/03/99         00
    0400186979                           05           05/01/99          0
    1557538                              O            04/01/14
    0


    1886657          637/G01             F          106,750.00         ZZ
                                         180        106,416.85          1
    2970 DANIEL STREET                 7.125            966.98         74
                                       6.875            966.98      145,000.00
    BRONX            NY   10461          1            02/16/99         00
    0431238112                           05           04/01/99          0
    0013275565                           O            03/01/14
    0


    1886667          077/077             F          326,000.00         T
                                         180        324,926.02          1
    21765 HOWELL DRIVE                 6.500          2,839.81         55
                                       6.250          2,839.81      600,000.00
    CASSOPOLIS       MI   49031          5            02/25/99         00
    440350                               05           04/01/99          0
    440350                               O            03/01/14
    0


    1886704          944/G01             F          285,000.00         ZZ
                                         180        281,091.03          1
    1550 DANA AVENUE                   6.875          2,541.78         27
                                       6.625          2,541.78    1,060,000.00
    PALO ALTO        CA   94303          2            02/11/99         00
    0431243245                           05           04/01/99          0
    1269                                 O            03/01/14
    0


    1886766          757/G01             F          244,400.00         ZZ
                                         180        244,400.00          1
1


    943 FAIRWAY LANE                   6.625          2,145.82         71
                                       6.375          2,145.82      347,000.00
    SODDY DAISY      TN   37379          2            02/26/99         00
    0431244045                           05           05/01/99          0
    8420754                              O            04/01/14
    0


    1886866          664/G01             F          288,000.00         ZZ
                                         180        287,030.62          1
    5627 BERWICK COURT                 6.250          2,469.38         63
                                       6.000          2,469.38      462,490.00
    DISCOVERY BAY    CA   94514          1            02/05/99         00
    0431248681                           03           04/01/99          0
    2920072                              O            03/01/14
    0


    1886893          830/G01             F          650,000.00         ZZ
                                         180        647,949.29          1
    4225 LARCHMONT STREET              7.000          5,842.38         43
                                       6.750          5,842.38    1,525,000.00
    UNIVERSITY PARK  TX   75205          1            02/25/99         00
    0431250273                           05           04/01/99          0
    542492                               O            03/01/14
    0


    1886989          822/G01             F          325,000.00         ZZ
                                         180        323,974.63          1
    7 SUSAN CT.                        7.000          2,921.20         73
                                       6.750          2,921.20      450,000.00
    MANALAPAN        NJ   07726          1            02/05/99         00
    0431241009                           05           04/01/99          0
    2356000326                           O            03/01/14
    0


    1886999          E82/G01             F          250,000.00         ZZ
                                         180        250,000.00          1
    200 LAKE STREET #7                 6.875          2,229.63         63
                                       6.625          2,229.63      399,000.00
    BURLINGTON       VT   05401          2            03/03/99         00
    0400185799                           01           05/01/99          0
    1497436                              O            04/01/14
    0


    1887015          356/G01             F          270,000.00         ZZ
                                         180        269,138.87          1
    309 CUTTY COURT                    6.875          2,408.01         69
                                       6.625          2,408.01      395,000.00
    PACIFICA         CA   94044          2            02/08/99         00
    0431253095                           03           04/01/99          0
1


    2743003                              O            03/01/14
    0


    1887078          E82/G01             F          427,600.00         ZZ
                                         180        427,600.00          1
    9484 EAST ADOBE DRIVE              6.500          3,724.86         66
                                       6.250          3,724.86      650,000.00
    SCOTTSDALE       AZ   85255          2            03/03/99         00
    0400185997                           09           05/01/99          0
    0400185997                           O            04/01/14
    0


    1887101          369/G01             F          335,000.00         ZZ
                                         180        332,833.78          1
    1123 BASELINE ROAD                 6.750          2,964.45         61
                                       6.500          2,964.45      550,000.00
    BOULDER          CO   80302          5            02/02/99         00
    0431241207                           05           03/01/99          0
    61869137                             O            02/01/14
    0


    1887116          369/G01             F          294,800.00         ZZ
                                         180        292,893.71          1
    4222 W SANDRA TERRACE              6.750          2,608.72         80
                                       6.500          2,608.72      368,500.00
    PHOENIX          AZ   85053          1            01/26/99         00
    0431242239                           05           03/01/99          0
    0071152623                           O            02/01/14
    0


    1887139          367/367             F          330,000.00         ZZ
                                         180        330,000.00          1
    9032 MISTWOOD DRIVE                7.000          2,966.13         75
                                       6.750          2,966.13      440,000.00
    POTOMAC          MD   20854          5            03/01/99         00
    98101287                             03           05/01/99          0
    98101287                             O            04/01/14
    0


    1887284          A35/G01             F          115,000.00         ZZ
                                         180        114,645.00          1
    577 OUTLOOK AVENUE                 7.250          1,049.79         64
                                       7.000          1,049.79      180,000.00
    NORTH BABYLON    NY   11703          2            02/24/99         00
    0431245083                           05           04/01/99          0
    000                                  O            03/01/14
    0


1


    1887286          943/943             F          193,569.66         ZZ
                                          42        181,009.66          1
    SHIRLAND FARM                      7.250          5,232.08         25
                                       7.000          5,232.08      786,000.00
    MIDDLEBURG       VA   22117          1            12/03/98         00
    0009386726                           05           02/01/99          0
    0009386726                           O            07/01/02
    0


    1887397          195/G01             F          385,000.00         ZZ
                                         180        383,758.72          1
    300 MERRIAM STREET                 6.750          3,406.91         61
                                       6.500          3,406.91      640,000.00
    WESTON           MA   02493          2            02/23/99         00
    0431246131                           05           04/01/99          0
    61731                                O            03/01/14
    0


    1887432          026/G01             F          335,000.00         ZZ
                                         180        335,000.00          1
    2134 SOUTH BAY LN.                 6.250          2,872.37         75
                                       6.000          2,872.37      450,000.00
    RESTON           VA   20191          2            03/01/99         00
    0431242809                           03           05/01/99          0
    0200096435                           O            04/01/14
    0


    1887445          367/367             F          325,500.00         ZZ
                                         180        325,500.00          1
    8029 CYPRESS GROVE LANE            6.625          2,857.87         75
                                       6.375          2,857.87      435,000.00
    CABIN JOHN       MD   20818          5            03/02/99         00
    987906                               05           05/01/99          0
    987906                               O            04/01/14
    0


    1887459          168/168             F          280,000.00         ZZ
                                         180        279,097.25          1
    25 BOB-O-LINK LANE                 6.750          2,477.75         79
                                       6.500          2,477.75      356,000.00
    NORTHPORT        NY   11768          2            02/10/99         00
    0249351820                           05           04/01/99          0
    0249351820                           O            03/01/14
    0


    1887472          168/168             F          483,000.00         ZZ
                                         180        481,476.16          1
    67 LOCHMOOR BOULEVARD              7.000          4,341.34         68
                                       6.750          4,341.34      720,000.00
1


    GROSSE POINTE S  MI   48236          5            02/12/99         00
    XXX                                  05           04/01/99          0
    XXX                                  O            03/01/14
    0


    1887478          168/168             F          255,000.00         ZZ
                                         180        254,186.71          1
    14 STONEHEDGE DRIVE                6.875          2,274.23         78
                                       6.625          2,274.23      328,000.00
    POUGHKEEPSIE     NY   12603          2            02/23/99         00
    0189421215                           05           04/01/99          0
    0189421215                           O            03/01/14
    0


    1887525          A46/G01             F           75,000.00         ZZ
                                         180         74,768.48          1
    21 NORTH MOSSROCK ROAD             7.250            684.65         66
                                       7.000            684.65      115,000.00
    THE WOODLANDS    TX   77380          1            02/23/99         00
    0431244102                           03           04/01/99          0
    0553242                              O            03/01/14
    0


    1887535          664/G01             F          488,500.00         ZZ
                                         180        486,907.93          1
    97 EAST LONE HOLLOW                6.625          4,289.00         62
                                       6.375          4,289.00      800,000.00
    SANDY            UT   84042          2            02/22/99         00
    0431248632                           03           04/01/99          0
    2860781                              O            03/01/14
    0


    1887551          E82/G01             F          283,600.00         ZZ
                                         180        283,600.00          1
    12 REMINGTON RUN                   6.750          2,509.60         40
                                       6.500          2,509.60      725,000.00
    SAN ANTONIO      TX   78258          2            03/05/99         00
    0400171278                           03           05/01/99          0
    1461015                              O            04/01/14
    0


    1887554          536/536             F          318,750.00         ZZ
                                         180        306,972.98          1
    3111 NE ROCKY BUTTE ROAD           6.750          2,820.65         80
                                       6.500          2,820.65      400,000.00
    PORTLAND         OR   97220          5            04/16/98         00
    1159821                              05           06/01/98          0
    1159821                              O            05/01/13
    0
1




    1887561          950/G01             F          115,200.00         ZZ
                                         180        115,200.00          1
    7824 WOODWORTH AVENUE              6.875          1,027.42         68
                                       6.625          1,027.42      170,000.00
    TACOMA           WA   98406          2            02/26/99         00
    0431244078                           05           05/01/99          0
    102990210027                         O            04/01/14
    0


    1887577          664/G01             F          264,000.00         ZZ
                                         180        263,148.83          1
    2218 GRAND CANAL                   6.750          2,336.17         33
                                       6.500          2,336.17      820,000.00
    VENICE           CA   90291          2            02/05/99         00
    0431264191                           05           04/01/99          0
    2904548                              O            03/01/14
    0


    1887866          943/943             F           53,059.60         ZZ
                                          31         47,337.77          1
    3 WAYNE COURT                      7.250          1,882.03         16
                                       7.000          1,882.03      350,000.00
    FORT SALONGA     NY   11768          1            12/07/98         00
    642100831                            05           02/01/99          0
    642100831                            O            08/01/01
    0


    1887931          893/G01             F          280,000.00         ZZ
                                         180        280,000.00          1
    1077 VISTA POINTE CIRCLE           6.750          2,477.75         67
                                       6.500          2,477.75      418,000.00
    SAN RAMON        CA   94583          2            03/03/99         00
    0431245067                           09           05/01/99          0
    99020858                             O            04/01/14
    0


    1887961          253/253             F          170,000.00         ZZ
                                         180        169,445.95          1
    1135 CHICKASAW DR                  6.625          1,492.59         70
                                       6.375          1,492.59      245,000.00
    LONDON           OH   43140          2            02/19/99         00
    932736                               03           04/01/99          0
    932736                               O            03/01/14
    0


    1888047          638/G01             F          121,500.00         ZZ
                                         180        121,104.02          1
1


    2780 RIVERSIDE LANE NORTHEAST      6.625          1,066.76         94
                                       6.375          1,066.76      130,000.00
    ROCHESTER        MN   55906          2            02/22/99         10
    0431246065                           05           04/01/99         25
    08812836                             O            03/01/14
    0


    1888061          638/G01             F           92,000.00         ZZ
                                         180         91,703.38          1
    797 SOUTH EDINBURGH DRIVE          6.750            814.12         69
                                       6.500            814.12      134,900.00
    LOVELAND         CO   80537          1            02/24/99         00
    0431245760                           05           04/01/99          0
    08853548                             O            03/01/14
    0


    1888105          664/G01             F          227,000.00         ZZ
                                         180        226,252.16          1
    1433 ROYAL OAKS DRIVE              6.500          1,977.42         28
                                       6.250          1,977.42      830,000.00
    BRADBURY         CA   91010          2            02/22/99         00
    0431270412                           05           04/01/99          0
    2788479                              O            03/01/14
    0


    1888116          638/G01             F          148,000.00         ZZ
                                         180        147,522.83          1
    1204 CAMERON LANE                  6.750          1,309.67         61
                                       6.500          1,309.67      245,000.00
    DALY CITY        CA   94014          2            02/23/99         00
    0431245810                           01           04/01/99          0
    08847594                             O            03/01/14
    0


    1888217          A50/A50             F          296,000.00         ZZ
                                         180        295,045.67          1
    4625 RAINWOOD CIRCLE               6.750          2,619.33         80
                                       6.500          2,619.33      370,000.00
    VALDOSTA         GA   31602          2            02/05/99         00
    110942                               03           04/01/99          0
    110942                               O            03/01/14
    0


    1888254          N85/G01             F          360,000.00         ZZ
                                         180        360,000.00          1
    476 31ST STREET                    6.625          3,160.78         50
                                       6.375          3,160.78      730,000.00
    MANHATTAN BEACH  CA   90266          5            02/26/99         00
    0431248343                           05           05/01/99          0
1


    11956432                             O            04/01/14
    0


    1888395          E82/G01             F          256,500.00         ZZ
                                         180        256,500.00          1
    10024 CHARLEMONT DRIVE             6.750          2,269.79         79
                                       6.500          2,269.79      325,000.00
    LAS VEGAS        NV   89134          2            03/08/99         00
    0400184628                           03           05/01/99          0
    0400184628                           O            04/01/14
    0


    1888403          964/G01             F          455,000.00         ZZ
                                         180        453,580.03          1
    297 CLAUDIA COURT                  7.125          4,121.53         75
                                       6.875          4,121.53      610,000.00
    MORAGA           CA   94556          2            02/02/99         00
    0431245836                           05           04/01/99          0
    48665                                O            03/01/14
    0


    1888470          J40/G01             F          320,000.00         T
                                         180        318,968.29          1
    636 OAK SHADOW LANE                6.750          2,831.71         80
                                       6.500          2,831.71      402,000.00
    ELLIJAY          GA   30540          2            02/25/99         00
    0431245141                           05           04/01/99          0
    7630427                              O            03/01/14
    0


    1888660          B65/G01             F          355,500.00         ZZ
                                         180        355,500.00          1
    3199 FALMOUTH ROAD                 6.750          3,145.86         79
                                       6.500          3,145.86      450,000.00
    SHAKER HEIGHTS   OH   44122          2            03/08/99         00
    0431253962                           05           05/01/99          0
    0000                                 O            04/01/14
    0


    1888701          225/225             F          560,000.00         ZZ
                                         180        558,213.94          1
    4 GALILEO                          6.875          4,994.39         56
                                       6.625          4,994.39    1,000,000.00
    IRVINE           CA   92612          2            02/08/99         00
    7105841                              03           04/01/99          0
    7105841                              O            03/01/14
    0


1


    1888753          111/111             F          270,000.00         ZZ
                                         180        266,562.71          1
    2462 SUMMIT DRIVE                  7.000          2,426.84         49
                                       6.750          2,426.84      560,000.00
    LAKE OSWEGO      OR   97034          5            11/23/98         00
    807656                               05           01/01/99          0
    807656                               O            12/01/13
    0


    1888776          111/111             F          430,000.00         ZZ
                                         180        425,677.69          1
    7620 WEST VISTA WAY                6.875          3,834.97         75
                                       6.625          3,834.97      580,000.00
    SACRAMENTO       CA   95831          2            01/29/99         00
    814166                               03           03/01/99          0
    814166                               O            02/01/14
    0


    1888780          975/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
    6163 NORTH MUSCATEL AVENUE         6.875          2,675.56         63
                                       6.625          2,675.56      480,000.00
    TEMPLE CITY      CA   91775          1            03/02/99         00
    0431253160                           05           05/01/99          0
    990603                               O            04/01/14
    0


    1888785          111/111             F          500,000.00         ZZ
                                         180        494,978.41          1
    96 SHADY LANE                      6.375          4,321.25         35
                                       6.125          4,321.25    1,450,000.00
    ROSS             CA   94957          2            12/22/98         00
    816011                               05           02/01/99          0
    816011                               O            01/01/14
    0


    1888809          111/111             F          399,888.00         ZZ
                                         180        394,958.73          1
    2099 LAKE STREET                   7.375          3,678.66         40
                                       7.125          3,678.66    1,008,000.00
    SAN FRANCISCO    CA   94121          1            11/24/98         00
    820874                               05           01/01/99          0
    820874                               O            12/01/13
    0


    1888816          961/G01             F          196,000.00         ZZ
                                         180        195,354.30          1
    1053 LOGANRITA AVENUE              6.500          1,707.37         52
                                       6.250          1,707.37      380,000.00
1


    ARCADIA          CA   91006          2            02/12/99         00
    0431249325                           05           04/01/99          0
    09112159                             O            03/01/14
    0


    1888819          111/111             F          292,000.00         ZZ
                                         180        290,191.77          1
    12200 PRAIRIE ROSE WAY             7.250          2,665.56         77
                                       7.000          2,665.56      380,000.00
    BAKERSFIELD      CA   93312          2            01/08/99         00
    814140                               05           03/01/99          0
    814140                               O            02/01/14
    0


    1888836          111/111             F          452,000.00         ZZ
                                         180        449,170.40          1
    234 HAWTHORNE AVENUE               7.125          4,094.36         40
                                       6.875          4,094.36    1,150,000.00
    LARKSPUR         CA   94939          2            12/28/98         00
    822711                               05           03/01/99          0
    822711                               O            02/01/14
    0


    1888849          B98/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
    3091 FALLS CREEK DRIVE             6.875          2,675.57         55
                                       6.625          2,675.57      550,000.00
    SAN JOSE         CA   95135          2            03/22/99         00
    0431266584                           05           05/01/99          0
    NA                                   O            04/01/14
    0


    1888856          111/111             F          336,000.00         T
                                         180        333,941.81          1
    23 LA COSTA DRIVE                  7.375          3,090.94         80
                                       7.125          3,090.94      420,000.00
    RANCHO MIRAGE    CA   92270          2            01/14/99         00
    824810                               01           03/01/99          0
    824810                               O            02/01/14
    0


    1888879          A50/A50             F          650,000.00         ZZ
                                         180        647,949.29          1
    174 BEACH DRIVE                    7.000          5,842.38         41
                                       6.750          5,842.38    1,600,000.00
    MYRTLE BEACH     SC   29572          5            02/17/99         00
    7505178550                           05           04/01/99          0
    7505178550                           O            03/01/14
    0
1




    1889052          638/G01             F          375,000.00         ZZ
                                         180        373,803.99          1
    7 CARRIAGE HILL ROAD               6.875          3,344.45         70
                                       6.625          3,344.45      540,000.00
    WOODBRIDGE       CT   06525          5            02/25/99         00
    0431250372                           05           04/01/99          0
    08851296                             O            03/01/14
    0


    1889088          003/G01             F          645,000.00         ZZ
                                         180        645,000.00          1
    1500 CHEROKEE TRAIL                7.125          5,842.62         75
                                       6.875          5,842.62      860,000.00
    ATLANTA          GA   30331          1            03/08/99         00
    0431252659                           05           05/01/99          0
    0010641579                           O            04/01/14
    0


    1889145          E82/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
    5341 GENESTA AVENUE                6.875          2,675.56         38
                                       6.625          2,675.56      807,000.00
    ENCINO           CA   91316          2            03/10/99         00
    0400184149                           05           05/01/99          0
    1627757                              O            04/01/14
    0


    1889165          815/G01             F          256,500.00         ZZ
                                         180        256,500.00          1
    242 15 OAK PARK DRIVE #120A        6.375          2,216.81         90
                                       6.125          2,216.81      285,000.00
    DOUGLASTON       NY   11362          1            03/03/99         10
    0431244508                           01           05/01/99         25
    84848                                O            04/01/14
    0


    1889226          638/G01             F           98,000.00         ZZ
                                         180         97,690.82          2
    7-9 ORNE STREET                    7.000            880.85         60
                                       6.750            880.85      164,000.00
    DORCHESTER       MA   02122          2            02/25/99         00
    0431250489                           05           04/01/99          0
    08843424                             O            03/01/14
    0


    1889254          956/G01             F          380,000.00         ZZ
                                         180        378,734.60          1
1


    418 EVERETT AVENUE                 6.375          3,284.15         62
                                       6.125          3,284.15      615,000.00
    PALO ALTO        CA   94301          1            02/25/99         00
    0431249861                           07           04/01/99          0
    109010513                            O            03/01/14
    0


    1889256          956/G01             F          292,000.00         ZZ
                                         180        291,068.71          1
    6086 GROVEOAK PLACE                6.875          2,604.21         65
                                       6.625          2,604.21      450,000.00
    RANCHO PALOS VE  CA   90275          2            02/22/99         00
    0431249085                           05           04/01/99          0
    109020275                            O            03/01/14
    0


    1889259          956/G01             F          265,000.00         ZZ
                                         180        264,145.62          1
    2743 GOUGH STREET #2               6.750          2,345.01         69
                                       6.500          2,345.01      386,000.00
    SAN FRANCISCO    CA   94123          2            02/04/99         00
    0431247980                           01           04/01/99          0
    108110078                            O            03/01/14
    0


    1889266          956/G01             F          300,000.00         ZZ
                                         180        299,063.76          1
    5345 OAK PARK AVENUE               7.125          2,717.49         56
                                       6.875          2,717.49      545,000.00
    ENCINO           CA   91316          2            02/17/99         00
    0431249093                           05           04/01/99          0
    309020086                            O            03/01/14
    0


    1889270          956/G01             F          405,000.00         ZZ
                                         180        403,665.77          1
    1336 JAY COURT                     6.500          3,527.98         58
                                       6.250          3,527.98      710,000.00
    WEST LINN        OR   97068          2            02/24/99         00
    0431248186                           05           04/01/99          0
    1309010200                           O            03/01/14
    0


    1889275          956/G01             F          336,000.00         ZZ
                                         180        334,904.94          1
    8884 NORTH 3170 EAST               6.625          2,950.06         45
                                       6.375          2,950.06      750,000.00
    UTAH COUNTY      UT   84604          5            02/23/99         00
    0431247345                           03           04/01/99          0
1


    709020266                            O            03/01/14
    0


    1889655          E82/G01             F          250,000.00         ZZ
                                         180        250,000.00          1
    10201 DIXIE HIGHWAY                6.000          2,109.64         73
                                       5.750          2,109.64      343,500.00
    ANCHORVILLE      MI   48023          5            03/09/99         00
    0400183034                           05           05/01/99          0
    0400183034                           O            04/01/14
    0


    1889915          E82/G01             F          275,000.00         ZZ
                                         180        275,000.00          1
    6214 ARMITOS DRIVE                 6.750          2,433.50         48
                                       6.500          2,433.50      575,000.00
    CAMARILLO        CA   93012          2            03/10/99         00
    0400188678                           05           05/01/99          0
    0400188678                           O            04/01/14
    0


    1889920          H25/G01             F          292,000.00         ZZ
                                         120        292,000.00          1
    5 06 ACRES 336 LOBLOLLY ROAD       6.750          3,352.86         48
                                       6.500          3,352.86      615,000.00
    KILMARNOCK       VA   22482          2            03/26/99         00
    0431276427                           05           05/01/99          0
    9999                                 O            04/01/09
    0


    1889941          B60/G01             F          622,700.00         ZZ
                                         180        620,692.36          1
    2419 BUCKINGHAM LANE               6.750          5,510.33         78
                                       6.500          5,510.33      800,000.00
    LOS ANGELES      CA   90077          2            02/08/99         00
    0431248095                           03           04/01/99          0
    265206                               O            03/01/14
    0


    1890109          B27/G01             F          292,400.00         ZZ
                                         180        292,400.00          1
    100 RIDGE STREET                   6.750          2,587.48         46
                                       6.500          2,587.48      640,000.00
    WINCHESTER       MA   01890          2            03/08/99         00
    0431251214                           05           05/01/99          0
    0000                                 O            04/01/14
    0


1


    1890160          664/G01             F          252,000.00         ZZ
                                         180        251,196.27          1
    12040 OTSEGO STREET                6.875          2,247.48         61
                                       6.625          2,247.48      415,000.00
    NORTH HOLLYWOOD  CA   91607          2            02/18/99         00
    0431256320                           05           04/01/99          0
    2963122                              O            03/01/14
    0


    1890181          K21/G01             F          450,000.00         ZZ
                                         180        450,000.00          1
    1091 CORTE BARROSO                 6.625          3,950.97         48
                                       6.375          3,950.97      950,000.00
    CAMARILLO        CA   93010          1            03/17/99         00
    0431274125                           03           05/01/99          0
    9910930                              O            04/01/14
    0


    1890243          E82/G01             F          275,000.00         ZZ
                                         180        275,000.00          1
    579 MERLOT DRIVE                   6.500          2,395.55         63
                                       6.250          2,395.55      439,950.00
    FREMONT          CA   94539          2            03/08/99         00
    0400187589                           05           05/01/99          0
    1759567                              O            04/01/14
    0


    1890312          356/G01             F          400,000.00         T
                                         180        398,751.67          1
    206 OBSERVATION DRIVE              7.125          3,623.33         77
                                       6.875          3,623.33      520,000.00
    TAHOE CITY       CA   96145          1            02/16/99         00
    0431276591                           05           04/01/99          0
    2718948                              O            03/01/14
    0


    1890362          975/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
    18203 CHARLTON LANE                7.125          2,717.49         58
                                       6.875          2,717.49      520,000.00
    LOS ANGELES      CA   91326          1            03/05/99         00
    0431274679                           03           05/01/99          0
    990747                               O            04/01/14
    0


    1890384          765/G01             F          243,500.00         ZZ
                                         180        234,045.82          1
    12463 CAVALLO STREET               7.375          2,240.02         79
                                       7.125          2,240.02      310,000.00
1


    SAN DIEGO        CA   92130          2            12/29/98         00
    0431248715                           07           02/01/99          0
    143682                               O            01/01/14
    0


    1890751          664/G01             F          293,400.00         ZZ
                                         180        291,482.26          1
    2051 HILLDALE DRIVE                6.625          2,576.04         61
                                       6.375          2,576.04      483,000.00
    LA CANADA FLINT  CA   91011          2            01/04/99         00
    0431255694                           05           03/01/99          0
    2902377                              O            02/01/14
    0


    1890789          638/G01             F          436,000.00         ZZ
                                         180        434,624.44          1
    3055 WARBLER PLACE                 7.000          3,918.89         70
                                       6.750          3,918.89      630,000.00
    HIGHLAND PARK    IL   60035          2            02/22/99         00
    0431253111                           05           04/01/99          0
    08857356                             O            03/01/14
    0


    1890833          F18/G01             F          140,000.00         ZZ
                                         180        140,000.00          1
    321 ASCOT COURT                    7.125          1,268.17         70
                                       6.875          1,268.17      200,000.00
    AMERICAN CANYON  CA   94589          2            03/05/99         00
    0431253418                           05           05/01/99          0
    00588                                O            04/01/14
    0


    1890963          026/G01             F          437,500.00         ZZ
                                         180        437,500.00          1
    812 MADAM MOORES LANE              6.750          3,871.48         70
                                       6.500          3,871.48      625,000.00
    NEW BERN         NC   28562          5            03/04/99         00
    0431250687                           05           05/01/99          0
    0200369067                           O            04/01/14
    0


    1890967          E45/E45             F          280,000.00         ZZ
                                         180        279,097.25          1
    123 SOUTH ROCK ISLAND DR           6.750          2,477.75         67
                                       6.500          2,477.75      420,000.00
    EATONTON         GA   31024          2            02/25/99         00
    47032                                05           04/01/99          0
    47032                                O            03/01/14
    0
1




    1891002          E45/E45             F          345,000.00         ZZ
                                         180        343,887.69          1
    55 MCINTOSH DRIVE                  6.750          3,052.94         63
                                       6.500          3,052.94      550,000.00
    SAVANNAH         GA   31406          5            02/08/99         00
    48204                                05           04/01/99          0
    48204                                O            03/01/14
    0


    1891153          562/G01             F          100,000.00         ZZ
                                         180        100,000.00          1
    59 BIG WOLF LAKE                   7.000            898.83         23
                                       6.750            898.83      445,000.00
    TUPPER LAKE      NY   12986          5            03/04/99         00
    0431253319                           05           05/01/99          0
    592980                               O            04/01/14
    0


    1891159          M29/G01             F          597,000.00         ZZ
                                         180        595,095.93          1
    35 UPLAND ROAD                     6.875          5,324.38         76
                                       6.625          5,324.38      795,000.00
    COLORADO SPRING  CO   80906          2            03/05/99         00
    0431256429                           05           04/01/99          0
    0000                                 O            03/01/14
    0


    1891216          K09/G01             F           52,000.00         ZZ
                                         180         52,000.00          1
    8630 WEST BLACK CANYON ROAD        7.000            467.39         57
                                       6.750            467.39       92,000.00
    WESTON           ID   83286          1            03/12/99         00
    0431253780                           05           05/01/99          0
    3464631                              O            04/01/14
    0


    1891221          961/G01             F          580,000.00         ZZ
                                         180        578,130.03          1
    2008 KANOLA ROAD                   6.750          5,132.47         40
                                       6.500          5,132.47    1,450,000.00
    LA HABRA HEIGHT  CA   90631          2            02/19/99         00
    0431250828                           05           04/01/99          0
    09112167                             O            03/01/14
    0


    1891251          638/G01             F          367,950.00         ZZ
                                         180        366,737.82          1
1


    9374 COUNTY ROAD 2434              6.500          3,205.24         80
                                       6.250          3,205.24      460,000.00
    ROYSE CITY       TX   75160          2            03/01/99         00
    0431253913                           05           04/01/99          0
    08843049                             O            03/01/14
    0


    1891282          638/G01             F          215,000.00         ZZ
                                         180        214,291.70          1
    7 HEIDELBERG FARMS LANE            6.500          1,872.88         80
                                       6.250          1,872.88      270,500.00
    BERNVILLE        PA   19506          2            02/24/99         00
    0431253897                           05           04/01/99          0
    08856612                             O            03/01/14
    0


    1891321          E82/G01             F           95,000.00         ZZ
                                         180         95,000.00          1
    929 WASHINGTON STREET              7.000            853.89         55
    UNIT # 9                           6.750            853.89      175,000.00
    DENVER           CO   80203          2            03/12/99         00
    0400187266                           01           05/01/99          0
    1553234                              O            04/01/14
    0


    1891387          A50/A50             F          325,000.00         ZZ
                                         180        321,838.78          1
    205 JAMES ROAD                     6.750          2,875.96         88
                                       6.500          2,875.96      371,500.00
    FORTSON          GA   31808          2            12/30/98         01
    119826                               05           02/01/99         25
    119826                               O            01/01/14
    0


    1891401          E82/G01             F          282,800.00         ZZ
                                         180        282,800.00          1
    2541 RIVER BEND DRIVE              6.875          2,522.16         71
                                       6.625          2,522.16      400,000.00
    SPRING VALLEY    OH   45370          2            03/11/99         00
    0400177689                           05           05/01/99          0
    1748899                              O            04/01/14
    0


    1891409          356/G01             F          278,364.00         ZZ
                                         180        277,476.18          1
    39280 CANYON HEIGHTS DRIVE         6.875          2,482.61         53
                                       6.625          2,482.61      535,000.00
    FREMONT          CA   94539          2            02/18/99         00
    0431253863                           05           04/01/99          0
1


    2722023                              O            03/01/14
    0


    1891896          N71/G01             F          256,000.00         ZZ
                                         180        256,000.00          1
    742 CAMINO LAKES CIRCLE            7.000          2,301.00         80
                                       6.750          2,301.00      320,000.00
    BOCA RATON       FL   33486          1            03/15/99         00
    0431255462                           05           05/01/99          0
    24161098                             O            04/01/14
    0


    1891955          F44/G01             F           48,300.00         ZZ
                                         180         48,300.00          1
    19 JUNIPER ROAD                    6.625            424.07         25
                                       6.375            424.07      199,000.00
    KINGS PARK       NY   11754          2            03/12/99         00
    0431258169                           05           05/01/99          0
    206701                               O            04/01/14
    0


    1891988          966/G01             F          351,200.00         ZZ
                                         180        348,953.37          1
    5415 REMINGTON ROAD                6.875          3,132.19         80
                                       6.625          3,132.19      439,000.00
    LAS CRUCES       NM   88011          1            02/04/99         00
    0431253996                           05           03/01/99          0
    30009616                             O            02/01/14
    0


    1891997          975/G01             F          266,250.00         ZZ
                                         180        266,250.00          1
    16216 PROMONTORY PLACE             7.000          2,393.13         75
                                       6.750          2,393.13      355,000.00
    LA MIRADA        CA   90638          1            03/04/99         00
    0431267152                           03           05/01/99          0
    990571                               O            04/01/14
    0


    1892017          077/077             F          260,000.00         ZZ
                                         180        260,000.00          1
    53270 QUINCE ROAD                  7.250          2,373.44         80
                                       7.000          2,373.44      325,000.00
    SOUTH BEND       IN   46628          1            03/10/99         00
    439618                               05           05/01/99          0
    439618                               O            04/01/14
    0


1


    1892063          026/G01             F          350,000.00         ZZ
                                         180        350,000.00          1
    1142 ASCOTT VALLEY DRIVE           6.750          3,097.19         44
                                       6.500          3,097.19      802,000.00
    DULUTH           GA   30097          2            03/10/99         00
    0431253723                           03           05/01/99          0
    0200275763                           O            04/01/14
    0


    1892119          E26/G01             F           53,000.00         ZZ
                                         180         52,830.96          1
    1371 EAST RAMONA AVENUE            6.875            472.69         40
                                       6.625            472.69      134,000.00
    SALT LAKE CITY   UT   84105          2            02/03/99         00
    0431254341                           05           04/01/99          0
    34900342                             O            03/01/14
    0


    1892149          757/G01             F          200,000.00         ZZ
                                         120        200,000.00          1
    1517 HWY 68                        6.625          2,283.70         57
                                       6.375          2,283.70      352,668.00
    SWEETWATER       TN   37874          4            03/15/99         00
    0431255199                           05           05/01/99          0
    3350584                              O            04/01/09
    0


    1892177          638/G01             F          286,000.00         ZZ
                                         180        285,087.84          1
    365 REDONDO TERRACE                6.875          2,550.70         59
                                       6.625          2,550.70      485,000.00
    SUNNYVALE        CA   94086          2            02/17/99         00
    0431254705                           03           04/01/99          0
    08801265                             O            03/01/14
    0


    1892188          638/G01             F          235,000.00         ZZ
                                         180        234,274.56          1
    424 SOUTH PROSPECT AVENUE          7.250          2,145.23         56
                                       7.000          2,145.23      420,000.00
    PARK RIDGE       IL   60068          2            03/01/99         00
    0431254770                           05           04/01/99          0
    08859737                             O            03/01/14
    0


    1892198          638/G01             F          272,000.00         ZZ
                                         120        270,417.67          1
    1007 NORTH IGUALA STREET           6.875          3,140.66         80
                                       6.625          3,140.66      340,000.00
1


    MONTEBELLO       CA   90640          5            02/23/99         00
    0431254895                           05           04/01/99          0
    08838929                             O            03/01/09
    0


    1892205          638/G01             F          280,000.00         ZZ
                                         180        280,000.00          1
    10906 MEADOW ROAD SW               6.750          2,477.75         69
                                       6.500          2,477.75      406,000.00
    LAKEWOOD         WA   98499          5            03/02/99         00
    0431254945                           05           05/01/99          0
    08857579                             O            04/01/14
    0


    1892217          638/G01             F          350,000.00         ZZ
                                         180        348,871.57          1
    221 SOUTH PALM DRIVE               6.750          3,097.18         31
                                       6.500          3,097.18    1,160,000.00
    BEVERLY HILLS    CA   90212          2            02/25/99         00
    0431256841                           05           04/01/99          0
    08859985                             O            03/01/14
    0


    1892218          638/G01             F          633,403.00         ZZ
                                         180        633,403.00          1
    4402 WHITEWATER CREEK ROAD         6.750          5,605.04         56
                                       6.500          5,605.04    1,150,000.00
    ATLANTA          GA   30327          5            03/05/99         00
    0431256361                           05           05/01/99          0
    08859495                             O            04/01/14
    0


    1892249          E97/G01             F          240,000.00         ZZ
                                         180        240,000.00          1
    1641 GLENNEYRE  STREET             6.750          2,123.78         64
                                       6.500          2,123.78      375,000.00
    LAGUNA BEACH     CA   92651          2            03/25/99         00
    0431272582                           05           05/01/99          0
    983569                               O            04/01/14
    0


    1892271          B65/G01             F          335,000.00         ZZ
                                         180        335,000.00          1
    22 RENAISSANCE WAY                 6.625          2,941.28         67
                                       6.375          2,941.28      502,000.00
    WHEELING         WV   26003          2            03/15/99         00
    0431260314                           05           05/01/99          0
    020199114                            O            04/01/14
    0
1




    1892293          964/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
    3420 FAIRPOINT STREET              6.750          2,654.73         66
                                       6.500          2,654.73      455,000.00
    PASADENA         CA   91107          1            03/09/99         00
    0431253798                           05           05/01/99          0
    48808                                O            04/01/14
    0


    1892330          E82/G01             F          202,000.00         ZZ
                                         180        202,000.00          1
    76 CEDARCLIFF ROAD                 6.875          1,801.54         60
                                       6.625          1,801.54      340,000.00
    STATEN ISLAND    NY   10301          2            03/30/99         00
    0431257930                           05           05/01/99          0
    1633079                              O            04/01/14
    0


    1892371          A50/A50             F          400,000.00         ZZ
                                         120        387,192.73          1
    1094 CAMERON MILL ROAD             6.625          4,567.40         73
                                       6.375          4,567.40      550,000.00
    LAGRANGE         GA   30240          5            02/25/99         00
    120419                               05           05/01/99          0
    120419                               O            04/01/09
    0


    1892382          638/G01             F          474,000.00         ZZ
                                         180        474,000.00          1
    1028 AVONOAK TERRACE               6.750          4,194.47         65
                                       6.500          4,194.47      740,000.00
    GLENDALE         CA   91206          2            03/03/99         00
    0431257625                           05           05/01/99          0
    08850423                             O            04/01/14
    0


    1892388          638/G01             F          138,000.00         ZZ
                                         180        138,000.00          1
    5629 SOUTH EATON STREET            7.000          1,240.38         52
                                       6.750          1,240.38      269,531.00
    LITTLETON        CO   80123          1            03/12/99         00
    0431257005                           03           05/01/99          0
    08864595                             O            04/01/14
    0


    1892556          E82/G01             F          323,000.00         ZZ
                                         180        323,000.00          1
1


    14010 HORSESHOE CIRCLE             6.750          2,858.26         45
                                       6.500          2,858.26      725,000.00
    WACO             TX   76712          2            03/16/99         00
    0400189767                           05           05/01/99          0
    1580586                              O            04/01/14
    0


    1892563          E82/G01             F          298,000.00         ZZ
                                         180        298,000.00          1
    3667 THORNHILL DRIVE               6.875          2,657.72         70
                                       6.625          2,657.72      430,000.00
    LIVERMORE        CA   94550          2            03/17/99         00
    0400188579                           05           05/01/99          0
    1727554                              O            04/01/14
    0


    1892584          E82/G01             F          331,000.00         ZZ
                                         180        331,000.00          1
    2 FULLER FARMS ROAD                6.750          2,929.05         69
                                       6.500          2,929.05      480,000.00
    TOPSFIELD        MA   01983          2            03/11/99         00
    0400183455                           05           05/01/99          0
    1678292                              O            04/01/14
    0


    1892586          F28/G01             F          392,000.00         ZZ
                                         180        386,660.13          1
    8 RIVERVIEW TERRACE                6.625          3,441.74         55
                                       6.375          3,441.74      725,000.00
    DOVER            MA   02030          2            02/22/99         00
    0431254051                           05           04/01/99          0
    4580399                              O            03/01/14
    0


    1892634          E82/G01             F          283,000.00         ZZ
                                         180        283,000.00          1
    405 CROWN STREET                   6.875          2,523.95         84
                                       6.625          2,523.95      340,000.00
    BROOKLYN         NY   11225          2            03/16/99         04
    0400183786                           08           05/01/99          6
    1531752                              O            04/01/14
    0


    1892679          A35/G01             F           75,000.00         ZZ
                                         120         75,000.00          1
    6 GARDNER AVENUE                   7.250            880.51         46
                                       7.000            880.51      165,000.00
    HICKSVILLE       NY   11801          2            03/09/99         00
    0431259498                           05           05/01/99          0
1


    000                                  O            04/01/09
    0


    1892683          562/562             F          300,000.00         ZZ
                                         180        300,000.00          1
    27 PARK DRIVE SOUTH                7.375          2,759.77         18
                                       7.125          2,759.77    1,750,000.00
    RYE              NY   10580          5            03/18/99         00
    573964                               05           05/01/99          0
    573964                               O            04/01/14
    0


    1892686          964/G01             F          300,000.00         ZZ
                                         180        299,022.27          1
    134 CANYON DRIVE                   6.625          2,633.98         36
                                       6.375          2,633.98      850,000.00
    NAPA             CA   94558          2            02/09/99         00
    0431255371                           03           04/01/99          0
    50219                                O            03/01/14
    0


    1892688          964/G01             F          350,000.00         ZZ
                                         180        350,000.00          1
    2330 MAGNOLIA AVENUE               6.875          3,121.49         64
                                       6.625          3,121.49      555,000.00
    PETALUMA         CA   94952          2            03/11/99         00
    0431256023                           05           05/01/99          0
    52213                                O            04/01/14
    0


    1892695          964/G01             F          282,500.00         ZZ
                                         180        281,608.73          1
    131 MOLIMO DRIVE                   7.000          2,539.19         71
                                       6.750          2,539.19      400,000.00
    SAN FRANCISCO    CA   94127          5            03/02/99         00
    0431256908                           05           04/01/99          0
    51627                                O            03/01/14
    0


    1892709          964/G01             F          342,000.00         ZZ
                                         180        342,000.00          1
    4300 GUAVA AVENUE                  6.625          3,002.74         68
                                       6.375          3,002.74      505,000.00
    SEAL BEACH       CA   90740          5            02/25/99         00
    0431255413                           05           05/01/99          0
    51824                                O            04/01/14
    0


1


    1892716          964/G01             F          290,000.00         ZZ
                                         180        290,000.00          1
    16 DELLWOOD COURT                  6.875          2,586.38         54
                                       6.625          2,586.38      545,000.00
    SAN RAFAEL       CA   94901          2            03/05/99         00
    0431255298                           05           05/01/99          0
    52224                                O            04/01/14
    0


    1892731          765/G01             F          152,000.00         ZZ
                                         180        152,000.00          1
    2524 HENRY AVENUE                  7.000          1,366.22         95
                                       6.750          1,366.22      160,000.00
    PINOLE           CA   94564          2            03/08/99         11
    0431255702                           05           05/01/99         30
    180925                               O            04/01/14
    0


    1892799          F88/G01             F          267,000.00         ZZ
                                         180        267,000.00          1
    14668 STONERIDGE DRIVE             7.000          2,399.87         40
                                       6.750          2,399.87      675,000.00
    SARATOGA         CA   95070          2            03/15/99         00
    0431261007                           09           05/01/99          0
    99020275                             O            04/01/14
    0


    1892834          E82/G01             F          277,000.00         ZZ
                                         180        277,000.00          1
    4417 BROOKFIELD DRIVE              6.875          2,470.44         74
                                       6.625          2,470.44      379,000.00
    NORMAN           OK   73072          2            03/18/99         00
    0400184917                           05           05/01/99          0
    1588461                              O            04/01/14
    0


    1892919          026/G01             F          255,000.00         ZZ
                                         180        255,000.00          1
    400 GLASGOW ROAD                   6.500          2,221.33         74
                                       6.250          2,221.33      348,000.00
    CARY             NC   27511          2            03/16/99         00
    0431258920                           05           05/01/99          0
    0200364537                           O            04/01/14
    0


    1892941          026/G01             F          260,000.00         ZZ
                                         180        260,000.00          1
    223 LANDS END RD.                  6.375          2,247.06         46
                                       6.125          2,247.06      575,000.00
1


    MOREHEAD CITY    NC   28557          2            03/15/99         00
    0431258334                           05           05/01/99          0
    0200377868                           O            04/01/14
    0


    1892972          664/G01             F          324,500.00         ZZ
                                         180        323,419.41          1
    9780 TELEGRAPH ROAD                6.375          2,804.50         73
                                       6.125          2,804.50      450,000.00
    VENTURA          CA   93004          5            02/18/99         00
    0431266386                           05           04/01/99          0
    2986644                              O            03/01/14
    0


    1892999          F18/G01             F          234,000.00         ZZ
                                         180        234,000.00          1
    22311 STEVENS CREEK BLVD           6.750          2,070.69         48
                                       6.500          2,070.69      490,000.00
    CUPERTINO        CA   95014          2            03/16/99         00
    0431265958                           05           05/01/99          0
    00611                                O            04/01/14
    0


    1893014          664/G01             F          352,000.00         ZZ
                                         180        352,000.00          1
    38526 OAKCREST LANE                7.250          3,213.28         75
                                       7.000          3,213.28      470,000.00
    WADSWORTH        IL   60083          2            03/10/99         00
    0431262138                           05           05/01/99          0
    3059789                              O            04/01/14
    0


    1893272          076/076             F          272,400.00         ZZ
                                         180        270,657.46          1
    808 NW 40TH                        6.875          2,429.41         78
                                       6.625          2,429.41      350,000.00
    OKLAHOMA CITY    OK   73118          2            01/27/99         00
    989871                               05           03/01/99          0
    989871                               O            02/01/14
    0


    1893273          076/076             F          295,000.00         ZZ
                                         180        293,153.25          1
    2623 LYNDSEY CT                    7.125          2,672.20         84
                                       6.875          2,672.20      355,000.00
    STILLWATER       OK   74074          2            02/01/99         01
    990425                               03           03/01/99         12
    990425                               O            02/01/14
    0
1




    1893274          076/076             F          425,000.00         ZZ
                                         180        422,131.53          1
    75 LONG POINT DR                   6.250          3,644.05         65
                                       6.000          3,644.05      655,000.00
    AMELIA ISLAND    FL   32034          5            01/11/99         00
    1067920                              05           03/01/99          0
    1067920                              O            02/01/14
    0


    1893276          076/076             F          260,000.00         ZZ
                                         180        258,245.18          1
    111  WALKLEY HILL RD               6.250          2,229.30         80
                                       6.000          2,229.30      325,000.00
    HADDAM           CT   06438          1            01/29/99         00
    1399873                              05           03/01/99          0
    1399873                              O            02/01/14
    0


    1893277          076/076             F          600,000.00         ZZ
                                         180        596,036.01          1
    174     POINT RD                   6.500          5,226.64         60
                                       6.250          5,226.64    1,011,000.00
    MARION           MA   02738          5            01/15/99         00
    1400847                              05           03/01/99          0
    1400847                              O            02/01/14
    0


    1893283          076/076             F          512,000.00         ZZ
                                         180        508,653.47          1
    2004  ISLAND DR                    6.625          4,495.33         80
                                       6.375          4,495.33      640,000.00
    MONROE           LA   71201          2            01/13/99         00
    2132013                              05           03/01/99          0
    2132013                              O            02/01/14
    0


    1893285          076/076             F          476,000.00         ZZ
                                         180        474,465.33          1
    2950 S ROCKFORD RD                 6.750          4,212.17         70
                                       6.500          4,212.17      680,000.00
    TULSA            OK   74114          5            02/10/99         00
    5946328                              05           04/01/99          0
    5946328                              O            03/01/14
    0


    1893287          076/076             F          325,000.00         ZZ
                                         180        322,920.96          1
1


    5717 S 118TH PLZ                   6.875          2,898.53         59
                                       6.625          2,898.53      555,000.00
    OMAHA            NE   68137          2            02/03/99         00
    5979830                              03           03/01/99          0
    5979830                              O            02/01/14
    0


    1893288          076/076             F          372,000.00         ZZ
                                         180        369,489.26          1
    3436 PEYTON RIDGE RD               6.250          3,189.61         75
                                       6.000          3,189.61      500,000.00
    IVY              VA   22945          2            01/15/99         00
    6370829                              05           03/01/99          0
    6370829                              O            02/01/14
    0


    1893294          076/076             F          528,000.00         ZZ
                                         180        526,316.01          1
    38 OLD WINTER ST                   6.875          4,708.99         47
                                       6.625          4,708.99    1,135,000.00
    LINCOLN          MA   01773          2            02/10/99         00
    7284932                              05           04/01/99          0
    7284932                              O            03/01/14
    0


    1893295          076/076             F          250,000.00         ZZ
                                         180        248,984.38          1
    155 WILLARD RD                     7.125          2,264.58         32
                                       6.875          2,264.58      804,000.00
    BROOKLINE        MA   02445          5            02/10/99         00
    7285103                              05           04/01/99          0
    7285103                              O            03/01/14
    0


    1893297          076/076             F          274,300.00         ZZ
                                         180        272,507.11          1
    18777 LOOKOUT CIR                  6.625          2,408.34         69
                                       6.375          2,408.34      400,000.00
    FAIRVIEW PARK    OH   44126          2            02/01/99         00
    7305970                              05           03/01/99          0
    7305970                              O            02/01/14
    0


    1893298          076/076             F          423,000.00         ZZ
                                         180        420,294.05          1
    1638 SPRING DR                     6.875          3,772.55         61
                                       6.625          3,772.55      695,000.00
    LOUISVILLE       KY   40205          2            01/20/99         00
    7308720                              05           03/01/99          0
1


    7308720                              O            02/01/14
    0


    1893299          076/076             F          261,300.00         ZZ
                                         180        257,900.81          1
    7956 CARUTH CT                     6.750          2,312.54         48
                                       6.500          2,312.54      550,000.00
    DALLAS           TX   75225          2            11/17/98         00
    7310691                              05           01/01/99          0
    7310691                              O            12/01/13
    0


    1893301          076/076             F          984,633.00         ZZ
                                         180        916,325.64          1
    6008 E SAGE DR                     6.750          8,713.12         58
                                       6.500          8,713.12    1,700,000.00
    PHOENIX          AZ   85253          1            09/01/98         00
    7320980                              05           10/01/98          0
    7320980                              O            09/01/13
    0


    1893305          076/076             F          526,000.00         ZZ
                                         180        522,777.95          1
    W1994  KINGS PARKWAY               7.375          4,838.80         62
                                       7.125          4,838.80      860,000.00
    EAST TROY        WI   53120          2            01/19/99         00
    7347559                              01           03/01/99          0
    7347559                              O            02/01/14
    0


    1893306          076/076             F          596,000.00         ZZ
                                         180        594,078.44          1
    W1793  GOLDEN BEACH WY             6.750          5,274.07         52
                                       6.500          5,274.07    1,150,000.00
    EAST TROY        WI   53149          2            02/09/99         00
    7347565                              05           04/01/99          0
    7347565                              O            03/01/14
    0


    1893310          076/076             F          302,500.00         T
                                         180        299,557.63          1
    1429  MONTEREY DRIVE               6.750          2,676.86         66
                                       6.500          2,676.86      465,000.00
    TAOS             NM   87557          2            12/17/98         00
    7412618                              05           02/01/99          0
    7412618                              O            01/01/14
    0


1


    1893311          076/076             F          620,000.00         ZZ
                                         180        613,969.39          1
    3351  E POINTE LN                  6.750          5,486.44         48
                                       6.500          5,486.44    1,300,000.00
    BLOOMFIELD HILL  MI   48302          5            12/09/98         00
    7430203                              05           02/01/99          0
    7430203                              O            01/01/14
    0


    1893312          076/076             F          330,000.00         ZZ
                                         180        327,911.65          1
    928E KRAMER LN                     7.000          2,966.14         75
                                       6.750          2,966.14      445,000.00
    APPLETON         WI   54915          1            01/15/99         00
    7812799                              05           03/01/99          0
    7812799                              O            02/01/14
    0


    1893313          076/076             F          537,000.00         ZZ
                                         180        533,320.74          1
    7027  ST CHARLES AVE               6.875          4,789.26         59
                                       6.625          4,789.26      925,000.00
    NEW ORLEANS      LA   70118          2            01/29/99         00
    7819476                              05           03/01/99          0
    7819476                              O            02/01/14
    0


    1893314          076/076             F          267,000.00         ZZ
                                         180        266,139.17          1
    3477 HIGHLAND CENTER               6.750          2,362.71         57
                                       6.500          2,362.71      475,000.00
    GREEN BAY        WI   54311          2            02/08/99         00
    7823689                              05           04/01/99          0
    7823689                              O            03/01/14
    0


    1893316          076/076             F          649,999.00         ZZ
                                         180        645,704.68          1
    6000 LONG CHAMP CT                 6.500          5,662.19         52
                                       6.250          5,662.19    1,250,000.00
    AUSTIN           TX   78746          2            01/26/99         00
    7826329                              03           03/01/99          0
    7826329                              O            02/01/14
    0


    1893317          076/076             F          327,000.00         ZZ
                                         180        324,908.17          1
    31 BRADFORD LN                     6.875          2,916.37         49
                                       6.625          2,916.37      675,000.00
1


    OAK BROOK        IL   60523          2            01/20/99         00
    7831984                              05           03/01/99          0
    7831984                              O            02/01/14
    0


    1893318          076/076             F          326,500.00         ZZ
                                         180        324,388.74          1
    2833  SWAN LAKE DR                 6.750          2,889.23         80
                                       6.500          2,889.23      409,000.00
    HIGH POINT       NC   27262          2            01/19/99         00
    7833426                              03           03/01/99          0
    7833426                              O            02/01/14
    0


    1893320          076/076             F          310,000.00         ZZ
                                         180        307,016.85          1
    1805 W SUNFLOWER CIR               6.875          2,764.75         70
                                       6.625          2,764.75      445,000.00
    SIOUX FALLS      SD   57108          2            12/29/98         00
    7990820                              05           02/01/99          0
    7990820                              O            01/01/14
    0


    1893321          076/076             F          425,000.00         ZZ
                                         180        422,368.15          1
    1 JASON CT                         7.250          3,879.67         66
                                       7.000          3,879.67      645,000.00
    DIX HILLS        NY   11743          5            01/06/99         00
    8355049                              05           03/01/99          0
    8355049                              O            02/01/14
    0


    1893323          076/076             F          536,000.00         ZZ
                                         180        530,786.45          1
    6408 TURNBERRY DR                  6.750          4,743.11         80
                                       6.500          4,743.11      670,000.00
    FORT WORTH       TX   76132          2            12/28/98         00
    8359466                              03           02/01/99          0
    8359466                              O            01/01/14
    0


    1893324          076/076             F          327,000.00         ZZ
                                         180        324,965.05          1
    2861 CALLE ESTEBAN                 7.125          2,962.07         68
                                       6.875          2,962.07      485,000.00
    SAN  CLEMENTE    CA   92673          2            02/04/99         00
    8851937                              03           03/01/99          0
    8851937                              O            02/01/14
    0
1




    1893325          076/076             F          500,000.00         ZZ
                                         180        498,387.95          1
    12405 BOCAGE DR                    6.750          4,424.55         77
                                       6.500          4,424.55      650,000.00
    OKLAHOMA CITY    OK   73142          1            02/01/99         00
    8892010                              03           04/01/99          0
    8892010                              O            03/01/14
    0


    1893441          E82/G01             F          322,000.00         ZZ
                                         180        322,000.00          1
    4664 DIO LINDA COURT               7.125          2,916.78         80
                                       6.875          2,916.78      405,000.00
    POLLOCK PINES    CA   95726          2            03/19/99         00
    0400188645                           05           05/01/99          0
    0400188645                           O            04/01/14
    0


    1893714          076/076             F          340,000.00         ZZ
                                         180        337,825.02          1
    58 KINGSBURY PLACE                 6.875          3,032.30         76
                                       6.625          3,032.30      450,000.00
    ST. LOUIS        MO   63112          1            01/29/99         00
    2018671                              03           03/01/99          0
    2018671                              O            02/01/14
    0


    1893759          L49/G01             F          603,200.00         ZZ
                                         180        603,200.00          1
    30 CERVANTES                       7.000          5,421.73         80
                                       6.750          5,421.73      754,000.00
    NEW PORT BEACH   CA   92660          1            03/15/99         00
    0431262203                           03           05/01/99          0
    10001052                             O            04/01/14
    0


    1893853          975/G01             F          100,000.00         ZZ
                                         180        100,000.00          1
    11456 ANGELL STREET                6.750            884.91         53
                                       6.500            884.91      190,000.00
    NORWALK          CA   90650          2            03/11/99         00
    0431275569                           05           05/01/99          0
    990553                               O            04/01/14
    0


    1893929          P60/G01             F          330,000.00         ZZ
                                         180        330,000.00          1
1


    150 LONGVIEW                       6.750          2,920.20         80
                                       6.500          2,920.20      414,000.00
    NORTH LIMA       OH   44452          2            03/22/99         00
    0431268911                           05           05/01/99          0
    3505909956                           O            04/01/14
    0


    1893956          E45/G01             F          262,900.00         ZZ
                                         180        262,033.90          1
    2 RUM RUNNERS ALLEY                6.500          2,290.14         74
                                       6.250          2,290.14      360,000.00
    SAVANNAH         GA   31411          2            03/04/99         00
    0431264126                           05           04/01/99          0
    49465                                O            03/01/14
    0


    1894074          638/G01             F           99,000.00         ZZ
                                         180         99,000.00          1
    64A EVERGREEN ROAD                 6.875            882.94         64
                                       6.625            882.94      157,000.00
    CROMWELL         CT   06416          2            03/12/99         00
    0431264407                           05           05/01/99          0
    8859541                              O            04/01/14
    0


    1894080          638/G01             F          230,800.00         ZZ
                                         180        230,800.00          1
    2058 46TH AVE                      7.125          2,090.66         74
                                       6.875          2,090.66      315,000.00
    SAN FRANSISCO    CA   94116          2            03/05/99         00
    0431263904                           07           05/01/99          0
    08864063                             O            04/01/14
    0


    1894096          638/G01             F          130,000.00         ZZ
                                         180        130,000.00          1
    20 WHITEWOOD RD                    7.000          1,168.48         57
                                       6.750          1,168.48      230,000.00
    ORANGE           CT   06477          1            03/15/99         00
    0431264415                           05           05/01/99          0
    08857423                             O            04/01/14
    0


    1894102          638/G01             F          330,000.00         ZZ
                                         180        330,000.00          1
    675 SANTA BARBARA AVE              6.625          2,897.38         80
                                       6.375          2,897.38      415,000.00
    MILLBRAE         CA   94030          5            03/09/99         00
    0431264654                           05           05/01/99          0
1


    08842871                             O            04/01/14
    0


    1894186          E82/G01             F          149,500.00         ZZ
                                         180        149,500.00          2
    28-32 41ST                         7.000          1,343.75         67
                                       6.750          1,343.75      225,000.00
    ASTORIA          NY   11103          2            03/19/99         00
    0400188488                           07           05/01/99          0
    1513975                              O            04/01/14
    0


    1894330          E82/G01             F          388,700.00         ZZ
                                         180        388,700.00          1
    7330 FAIRWAY LANE                  6.875          3,466.64         90
                                       6.625          3,466.64      435,000.00
    PARKER           CO   80134          2            03/22/99         04
    0400189064                           03           05/01/99         12
    1551617                              O            04/01/14
    0


    1894349          E66/E66             F          413,000.00         ZZ
                                         180        409,025.68          1
    1716 FAISON ROAD                   6.875          3,683.36         70
                                       6.625          3,683.36      590,000.00
    DURHAM           NC   27705          5            12/09/98         00
    600459534                            05           02/01/99          0
    600459534                            O            01/01/14
    0


    1894353          F03/G01             F          280,000.00         ZZ
                                         180        280,000.00          1
    22302 PARKWOOD STREET              6.750          2,477.75         80
                                       6.500          2,477.75      350,000.00
    LAKE FOREST      CA   92630          2            03/12/99         00
    0431266808                           03           05/01/99          0
    LAG11661                             O            04/01/14
    0


    1894431          623/G01             F          314,000.00         ZZ
                                         180        314,000.00          1
    525 RUDDIMAN DRIVE                 7.000          2,822.32         74
                                       6.750          2,822.32      430,000.00
    NORTH MUSKEGON   MI   49445          2            03/05/99         00
    0431262039                           05           05/01/99          0
    1213608                              O            04/01/14
    0


1


    1894552          638/G01             F          104,500.00         ZZ
                                         180        104,500.00          1
    10476 PEPPER STREET                6.875            931.99         66
                                       6.625            931.99      160,000.00
    RANCHO CUCAMONG  CA   91730          2            03/11/99         00
    0431265925                           05           05/01/99          0
    08858690                             O            04/01/14
    0


    1894564          638/G01             F          260,000.00         ZZ
                                         180        260,000.00          1
    3225 SOUTH BENTLEY AVENUE          7.000          2,336.95         51
                                       6.750          2,336.95      515,000.00
    LOS ANGELES      CA   90034          2            03/09/99         00
    0431265735                           05           05/01/99          0
    08859594                             O            04/01/14
    0


    1894687          H22/G01             F          160,000.00         ZZ
                                         180        160,000.00          1
    147-32 28 AVENUE                   7.000          1,438.13         45
                                       6.750          1,438.13      360,000.00
    FLUSHING         NY   11354          2            03/22/99         00
    0431264233                           07           05/01/99          0
    9812033                              O            04/01/14
    0


    1894749          623/G01             F          350,000.00         ZZ
                                         180        346,703.66          1
    969 LAKESHORE DRIVE                7.125          3,170.41         47
                                       6.875          3,170.41      760,000.00
    GROSSE POINTE S  MI   48236          2            12/02/98         00
    0431263326                           05           02/01/99          0
    1189465                              O            01/01/14
    0


    1894797          A50/A50             F          330,700.00         ZZ
                                         180        330,700.00          1
    7000 BRADSTOCK COURT               6.875          2,949.36         71
                                       6.625          2,949.36      470,000.00
    BIRMINGHAM       AL   35242          2            03/17/99         00
    120750                               03           05/01/99          0
    120750                               O            04/01/14
    0


    1894873          026/G01             F          286,000.00         ZZ
                                         180        286,000.00          1
    504 MARION STREET                  6.625          2,511.07         65
                                       6.375          2,511.07      440,000.00
1


    WINCHESTER       VA   22601          2            03/19/99         00
    0431265362                           05           05/01/99          0
    0200104276                           O            04/01/14
    0


    1895007          195/G01             F          785,000.00         ZZ
                                         180        785,000.00          1
    44 WALNUT ROAD                     6.875          7,001.06         53
                                       6.625          7,001.06    1,500,000.00
    WESTON           MA   02193          2            03/16/99         00
    0431273242                           05           05/01/99          0
    62104                                O            04/01/14
    0


    1895033          638/G01             F          171,500.00         ZZ
                                         180        171,500.00          1
    11628 MONTANA AVE #204             6.625          1,505.76         52
                                       6.375          1,505.76      335,000.00
    LOS ANGELES      CA   90049          2            03/10/99         00
    0431266725                           01           05/01/99          0
    08861398                             O            04/01/14
    0


    1895166          J95/J95             F          285,000.00         ZZ
                                         180        284,091.03          1
    9401 N 87TH STREET                 6.875          2,541.78         75
                                       6.625          2,541.78      380,000.00
    SCOTTSDALE       AZ   85258          5            02/04/99         00
    14219950                             03           04/01/99          0
    14219950                             O            03/01/14
    0


    1895168          B65/G01             F          386,300.00         ZZ
                                         180        386,300.00          1
    10681 ABINGTON PLACE               6.750          3,418.41         63
                                       6.500          3,418.41      620,000.00
    POWELL           OH   43065          2            03/26/99         00
    0431271782                           05           05/01/99          0
    0000                                 O            04/01/14
    0


    1895176          J95/J95             F          267,500.00         ZZ
                                         180        264,898.07          1
    12807 NW HARTFORD STREET           6.750          2,367.14         55
                                       6.500          2,367.14      489,000.00
    PORTLAND         OR   97229          2            12/23/98         00
    0016475014                           05           02/01/99          0
    0016475014                           O            01/01/14
    0
1




    1895256          F18/G01             F          547,000.00         ZZ
                                         180        547,000.00          1
    13887 MALCOM AVENUE                6.875          4,878.45         52
                                       6.625          4,878.45    1,060,000.00
    SARATOGA         CA   95070          2            03/24/99         00
    0431266998                           05           05/01/99          0
    00639                                O            04/01/14
    0


    1895265          637/G01             F          370,000.00         ZZ
                                         180        370,000.00          1
    1865 MELVIN ROAD                   6.875          3,299.87         53
                                       6.625          3,299.87      700,000.00
    OAKLAND          CA   94602          2            03/17/99         00
    0431271261                           05           05/01/99          0
    0010187169                           O            04/01/14
    0


    1895277          E48/E48             F          448,000.00         ZZ
                                         180        446,555.61          1
    1162 ECHO LANE                     6.750          3,964.39         80
                                       6.500          3,964.39      560,000.00
    FRANKLIN         TN   37064          1            02/23/99         00
    02990711                             05           04/01/99          0
    02990711                             O            03/01/14
    0


    1895282          E48/E48             F          350,000.00         ZZ
                                         180        348,883.72          1
    1625 DIAMOND DRIVE                 6.875          3,121.49         74
                                       6.625          3,121.49      475,000.00
    FRANKLIN         TN   37064          4            02/11/99         00
    000                                  03           04/01/99          0
    000                                  O            03/01/14
    0


    1895394          638/G01             F          277,000.00         ZZ
                                         180        277,000.00          1
    27639 FLAMING ARROW DRIVE          6.875          2,470.44         61
                                       6.625          2,470.44      460,000.00
    RANCHO PALOS VE  CA   90275          2            03/12/99         00
    0431271758                           05           05/01/99          0
    08855059                             O            04/01/14
    0


    1895479          B65/G01             F          319,500.00         ZZ
                                         180        319,500.00          1
1


    6721 BENNETT ROAD                  6.875          2,849.48         64
                                       6.625          2,849.48      500,000.00
    CINCINNATI       OH   45230          2            03/19/99         00
    0431268382                           05           05/01/99          0
    0000                                 O            04/01/14
    0


    1895545          E82/G01             F          260,000.00         ZZ
                                         180        260,000.00          1
    1559 LAZY TRAIL DRIVE              6.625          2,282.78         75
                                       6.375          2,282.78      350,000.00
    CHICO            CA   95926          2            03/26/99         00
    0400182747                           05           05/01/99          0
    1637364                              O            04/01/14
    0


    1895554          E82/G01             F          263,650.00         ZZ
                                         180        263,650.00          1
    16000 AIGLON STREET                6.875          2,351.37         55
                                       6.625          2,351.37      485,000.00
    PACIFIC PALISAD  CA   90272          2            03/26/99         00
    0400185559                           05           05/01/99          0
    1569131                              O            04/01/14
    0


    1895602          076/076             F          299,000.00         ZZ
                                         180        298,046.37          1
    5005 VALLEY RANCH RD               6.875          2,666.65         90
                                       6.625          2,666.65      332,300.00
    LONGVIEW         TX   75602          2            03/05/99         14
    7350613                              05           04/01/99         25
    7350613                              O            03/01/14
    0


    1895605          076/076             F          492,500.00         ZZ
                                         180        492,500.00          1
    4110 SOUTH 184TH STREET            7.000          4,426.73         68
                                       6.750          4,426.73      730,000.00
    OMAHA            NE   68135          5            03/09/99         00
    9144616                              05           05/01/99          0
    9144616                              O            04/01/14
    0


    1895606          076/076             F          565,000.00         ZZ
                                         180        559,562.97          1
    16934 OAK VIEW DRIVE               6.875          5,038.97         69
                                       6.625          5,038.97      825,000.00
    ENCINO           CA   91436          2            12/02/98         00
    7817032                              05           02/01/99          0
1


    7817032                              O            01/01/14
    0


    1895626          225/225             F          309,000.00         ZZ
                                         180        308,035.67          1
    5652 LAKEVIEW COURT                7.125          2,799.02         58
                                       6.875          2,799.02      540,000.00
    MALAKOFF         TX   75148          4            02/08/99         00
    710530900                            03           04/01/99          0
    710530900                            O            03/01/14
    0


    1895634          B64/B64             F          281,300.00         ZZ
                                         180        281,300.00          1
    1248 HILLSDALE RD                  7.500          2,607.69         78
                                       7.250          2,607.69      365,000.00
    MIDDLETOWN       PA   17057          1            03/24/99         00
    69967                                05           05/01/99          0
    69967                                O            04/01/14
    0


    1895683          369/G01             F          385,000.00         ZZ
                                         180        385,000.00          1
    7920 S DARLINGTON AVENUE           7.375          3,541.70         56
                                       7.125          3,541.70      690,000.00
    TULSA            OK   74136          2            03/15/99         00
    0431270867                           03           05/01/99          0
    0071295505                           O            04/01/14
    0


    1895692          E82/G01             F          710,400.00         T
                                         180        710,400.00          1
    78-6862 KEAUPUNI STREET #304       7.000          6,385.28         75
                                       6.750          6,385.28      950,000.00
    KAILUA-KONA      HI   96740          2            03/25/99         00
    0400185120                           03           05/01/99          0
    1486997                              O            04/01/14
    0


    1895711          638/G02             F          480,000.00         ZZ
                                         180        480,000.00          1
    806 LAKEVIEW DRIVE                 6.750          4,247.57         80
                                       6.500          4,247.57      600,000.00
    SUGAR LAND       TX   77478          2            03/17/99         00
    0431272434                           03           05/01/99          0
    8862870                              O            04/01/14
    0


1


    1895873          550/550             F          287,500.00         ZZ
                                         180        287,500.00          1
    17 EAST 96TH STREET                6.900          2,568.08         50
    9C                                 6.650          2,568.08      575,000.00
    NEW YORK         NY   10128          1            03/22/99         00
    120267112                            12           05/01/99          0
    120267112                            O            04/01/14
    0


    1895887          638/G01             F          271,600.00         ZZ
                                         180        271,600.00          1
    3396 MALLARD COURT                 7.000          2,441.22         80
                                       6.750          2,441.22      339,500.00
    HAYWARD          CA   94542          1            03/18/99         00
    0431273457                           05           05/01/99          0
    08868147                             O            04/01/14
    0


    1896033          893/G01             F          143,500.00         ZZ
                                         180        143,500.00          1
    463 STONERIDGE LANE                7.250          1,309.96         70
                                       7.000          1,309.96      205,000.00
    SAN FRANCISCO    CA   94134          1            03/26/99         00
    0431273697                           01           05/01/99          0
    99030962                             O            04/01/14
    0


    1896240          L49/G01             F          636,000.00         ZZ
                                         180        636,000.00          1
    10 CAVALLERI                       6.875          5,672.19         72
                                       6.625          5,672.19      885,000.00
    NEWPORT COAST A  CA   92657          1            03/15/99         00
    0431277763                           03           05/01/99          0
    10001434                             O            04/01/14
    0


    1896408          638/G01             F          267,200.00         ZZ
                                         180        267,200.00          1
    15 BEEMAN ROAD                     7.125          2,420.38         76
                                       6.875          2,420.38      354,000.00
    PEABODY          MA   01960          2            03/25/99         00
    0431274398                           05           05/01/99          0
    08859916                             O            04/01/14
    0


    1896412          638/G01             F           98,250.00         ZZ
                                         180         98,250.00          1
    44600 SAN ONOFRE AVENUE            7.125            889.98         75
                                       6.875            889.98      131,000.00
1


    PALM DESERT      CA   92260          2            03/10/99         00
    0431274273                           05           05/01/99          0
    8861160                              O            04/01/14
    0


    1896433          638/G01             F          199,000.00         ZZ
                                         180        199,000.00          1
    25 APPLETON AVENUE                 6.750          1,760.97         80
                                       6.500          1,760.97      249,000.00
    SAN FRANCISCO    CA   94110          1            03/12/99         00
    0431274372                           05           05/01/99          0
    8865932                              O            04/01/14
    0


    1896703          956/G01             F          564,000.00         ZZ
                                         180        562,201.19          1
    701 HUNGERFORD PLACE               6.875          5,030.06         52
                                       6.625          5,030.06    1,100,000.00
    CHARLOTTE        NC   28207          2            02/23/99         00
    0431276302                           05           04/01/99          0
    1209020053                           O            03/01/14
    0


    1896849          638/G01             F          405,000.00         ZZ
                                         180        405,000.00          1
    8975 CAMINO DEL AVION              6.875          3,612.01         53
                                       6.625          3,612.01      775,000.00
    GRANITE BAY      CA   95746          2            03/16/99         00
    0431276179                           05           05/01/99          0
    8859988                              O            04/01/14
    0


    1896886          356/G01             F          294,000.00         ZZ
                                         180        294,000.00          1
    37862 ANDREWS COURT                7.125          2,663.15         61
                                       6.875          2,663.15      485,000.00
    FREMONT          CA   94536          2            03/11/99         00
    0431276260                           05           05/01/99          0
    2755361                              O            04/01/14
    0


    1897004          B60/G01             F          591,500.00         ZZ
                                         180        591,500.00          1
    19673 LOS ALTIMOS STREET           7.000          5,316.57         70
                                       6.750          5,316.57      845,000.00
    CHATSWORTH       CA   91324          1            03/19/99         00
    0431276948                           05           05/01/99          0
    265807                               O            04/01/14
    0
1




    1897019          420/G01             F           95,800.00         ZZ
                                         180         95,800.00          1
    3632 IDAHO DRIVE                   6.750            847.75         53
                                       6.500            847.75      184,000.00
    SANTA ROSA       CA   95405          2            03/16/99         00
    0431275965                           05           05/01/99          0
    0000409359                           O            04/01/14
    0


    1897064          562/G01             F          290,000.00         ZZ
                                         180        290,000.00          1
    36 PLYMOUTH STREET                 6.875          2,586.38         80
                                       6.625          2,586.38      365,000.00
    MONTCLAIR        NJ   07042          2            03/31/99         00
    0431277961                           05           05/01/99          0
    587527                               O            04/01/14
    0


    2745688          K08/G01             F          105,000.00         ZZ
                                         180        104,668.73          1
    1443 NW 129TH TERRACE              7.000            943.77         69
                                       6.750            943.77      153,000.00
    SUNRISE          FL   33323          2            02/10/99         00
    0411269574                           09           04/01/99          0
    0411269574                           O            03/01/14
    0


    2746785          K08/G01             F          275,000.00         ZZ
                                         180        274,141.77          1
    10592 BROOKS LANE                  7.125          2,491.04         68
                                       6.875          2,491.04      410,000.00
    PLYMOUTH         MI   48170          2            02/12/99         00
    0411229586                           05           04/01/99          0
    0411229586                           O            03/01/14
    0


    2748060          K08/G01             F          100,000.00         ZZ
                                         180         99,093.75          1
    28185 TAVISTOCK                    7.125            905.83         43
                                       6.875            905.83      235,000.00
    SOUTHFIELD       MI   48034          5            02/16/99         00
    0411284854                           05           04/01/99          0
    0411284854                           O            03/01/14
    0


    2748069          K08/G01             F          380,000.00         ZZ
                                         180        378,788.03          1
1


    10 NOLAN COURT                     6.875          3,389.05         54
                                       6.625          3,389.05      715,000.00
    MIDDLETOWN       NJ   07716          2            02/16/99         00
    0411250194                           05           04/01/99          0
    0411250194                           O            03/01/14
    0


    2748106          K08/G01             F          336,750.00         ZZ
                                         180        335,675.98          1
    5407 BENT TRAIL                    6.875          3,003.32         75
                                       6.625          3,003.32      449,000.00
    DALLAS           TX   75248          5            02/16/99         00
    0411277221                           05           04/01/99          0
    0411277221                           O            03/01/14
    0


    2748114          K08/G01             F          134,000.00         ZZ
                                         180        133,563.28          1
    9700 RED CLOVER COURT              6.625          1,176.51         72
                                       6.375          1,176.51      187,500.00
    BALTIMORE        MD   21234          2            02/17/99         00
    0411288780                           05           04/01/99          0
    0411288780                           O            03/01/14
    0


    2748121          K08/G01             F          100,000.00         ZZ
                                         180         99,684.50          1
    212 IBIS STREET                    7.000            898.83         49
                                       6.750            898.83      206,185.00
    FT MYERS BEACH   FL   33931          5            02/17/99         00
    0411283328                           05           04/01/99          0
    0411283328                           O            03/01/14
    0


    2748667          K08/G01             F           75,500.00         ZZ
                                         180         75,061.80          1
    66 EAST LITCHFIELD ROAD S          7.000            678.62         62
                                       6.750            678.62      122,200.00
    LITCHFIELD       CT   06759          2            02/18/99         00
    0411154370                           05           04/01/99          0
    0411154370                           O            03/01/14
    0


    2748674          K08/G01             F          210,000.00         ZZ
                                         180        209,344.63          1
    1171 CONGRESS COURT                7.125          1,902.25         75
                                       6.875          1,902.25      280,000.00
    TROY             MI   48098          2            02/18/99         00
    0411297328                           05           04/01/99          0
1


    0411297328                           O            03/01/14
    0


    2749295          K08/G01             F           96,950.00         ZZ
                                         180         96,650.72          1
    5309 29TH AVENUE SOUTH             7.250            885.02         79
                                       7.000            885.02      124,000.00
    MINNEAPOLIS      MN   55417          2            02/19/99         00
    0411267016                           05           04/01/99          0
    0411267016                           O            03/01/14
    0


    2750101          K08/G01             F           70,000.00         ZZ
                                         180         69,776.74          1
    39026 DURAND COURT                 6.875            624.30         44
                                       6.625            624.30      160,000.00
    STERLING HEIGHT  MI   48310          1            02/25/99         00
    0411179666                           05           04/01/99          0
    0411179666                           O            03/01/14
    0


    2751905          K08/G01             F          405,000.00         ZZ
                                         180        403,722.25          1
    4433 MCFARLIN BOULEVARD            7.000          3,640.25         75
                                       6.750          3,640.25      540,000.00
    DALLAS           TX   75206          1            03/01/99         00
    0411305022                           05           04/01/99          0
    0411305022                           O            03/01/14
    0


    2751928          K08/G01             F           46,000.00         ZZ
                                         180         45,856.45          1
    3002 YALE DRIVE                    7.125            416.68         66
                                       6.875            416.68       70,000.00
    FARMINGTON       NM   87401          5            02/23/99         00
    0411290521                           05           04/01/99          0
    0411290521                           O            03/01/14
    0


    2751930          K08/G01             F          135,000.00         ZZ
                                         180        134,564.75          1
    3803 N. 300 E.                     6.750          1,194.63         80
                                       6.500          1,194.63      170,000.00
    LAPORTE          IN   46350          2            02/23/99         00
    0411268659                           05           04/01/99          0
    0411268659                           O            03/01/14
    0


1


    2751941          K08/G01             F          185,000.00         ZZ
                                         120        183,938.50          1
    217 MOUNTAIN AVENUE                7.125          2,159.94         55
                                       6.875          2,159.94      337,000.00
    POMPTON LAKES    NJ   07442          2            02/22/99         00
    0411266398                           05           04/01/99          0
    0411266398                           O            03/01/09
    0


    2751994          K08/G01             F           59,000.00         ZZ
                                         180         58,813.86          1
    2014 GLENBROOK MEADOWS DRIVE       7.000            530.31         61
                                       6.750            530.31       97,000.00
    GARLAND          TX   75040          5            02/22/99         00
    0411284284                           05           04/01/99          0
    0411284284                           O            03/01/14
    0


    2752045          K08/G01             F          168,000.00         ZZ
                                         180        166,614.18          1
    433 MADISON STREET                 7.125          1,521.80         47
                                       6.875          1,521.80      365,000.00
    SAN ANTONIO      TX   78204          2            02/22/99         00
    0411236516                           05           04/01/99          0
    0411236516                           O            03/01/14
    0


    2752081          K08/G01             F          511,350.00         ZZ
                                         180        509,736.71          1
    7538 CHESTER TERRACE               7.000          4,596.16         80
                                       6.750          4,596.16      640,000.00
    BOCA RATON       FL   33433          2            02/22/99         00
    0411279805                           03           04/01/99          0
    0411279805                           O            03/01/14
    0


    2752705          K08/G01             F          304,500.00         ZZ
                                         180        303,539.32          1
    4212 VIA DE LUNA NE                7.000          2,736.93         89
                                       6.750          2,736.93      345,000.00
    ALBUQUERQUE      NM   87110          2            02/24/99         04
    0411298144                           03           04/01/99         25
    0411298144                           O            03/01/14
    0


    2755445          K08/G01             F          383,000.00         ZZ
                                         180        381,778.47          1
    1822 NORTH LAKE SHORE DRI          6.875          3,415.80         73
                                       6.625          3,415.80      525,000.00
1


    CHAPEL HILL      NC   27514          5            03/01/99         00
    0411278096                           05           04/01/99          0
    0411278096                           O            03/01/14
    0


    2756063          K08/G01             F          150,000.00         ZZ
                                         180        150,000.00          1
    1912 WELLING                       7.125          1,358.75         63
                                       6.875          1,358.75      240,000.00
    TROY             MI   48098          2            03/02/99         00
    0411313943                           05           05/01/99          0
    0411313943                           O            04/01/14
    0


    2756069          K08/G01             F           47,000.00         ZZ
                                         180         47,000.00          1
    17000 NOVAK DRIVE, UNIT #104       7.375            432.36         93
                                       7.125            432.36       51,000.00
    HAZEL CREST      IL   60429          2            03/03/99         10
    0411295710                           01           05/01/99         25
    0411295710                           O            04/01/14
    0


    2756829          K08/G01             F           45,000.00         ZZ
                                         180         45,000.00          1
    124 1ST STREET NW                  7.000            404.47         78
                                       6.750            404.47       58,000.00
    GRAYSVILLE       AL   35073          2            03/04/99         00
    0411321532                           05           05/01/99          0
    0411321532                           O            04/01/14
    0


    2756832          K08/G01             F           51,000.00         ZZ
                                         180         51,000.00          1
    252 WEST MAIN STREET               7.250            465.56         75
                                       7.000            465.56       68,000.00
    BYRON            WY   82412          5            03/04/99         00
    0411297922                           05           05/01/99          0
    0411297922                           O            04/01/14
    0


    2758191          K08/G01             F          147,250.00         ZZ
                                         180        147,250.00          1
    307 DUBLIN CIRCLE                  6.875          1,313.26         95
                                       6.625          1,313.26      155,000.00
    SMITHVILLE       MO   64089          2            03/05/99         10
    0411296999                           03           05/01/99         30
    0411296999                           O            04/01/14
    0
1




    2758210          K08/G01             F           65,800.00         ZZ
                                         180         65,800.00          1
    6504 WEST GRANDVIEW DRIVE          6.875            586.84         76
                                       6.625            586.84       87,000.00
    GLENDALE         AZ   85306          2            03/04/99         00
    0411311798                           05           05/01/99          0
    0411311798                           O            04/01/14
    0


    2758393          696/G01             F        1,000,000.00         ZZ
                                         180      1,000,000.00          1
    4 LELAND COURT                     7.000          8,988.28         66
                                       6.750          8,988.28    1,520,000.00
    CHEVY CHASE      MD   20815          4            03/09/99         00
    0431246057                           05           05/01/99          0
    10099003                             O            04/01/14
    0


    2758758          K08/G01             F          420,000.00         ZZ
                                         180        420,000.00          1
    150 SANTA MARGARITA AVENUE         6.750          3,716.62         58
                                       6.500          3,716.62      725,000.00
    MENLO PARK       CA   94025          2            02/26/99         00
    0411303233                           05           05/01/99          0
    0411303233                           O            04/01/14
    0


    2760520          K08/G01             F          199,400.00         ZZ
                                         180        199,400.00          1
    505 PARKWAY CIRCLE                 7.250          1,820.25         70
                                       7.000          1,820.25      284,979.00
    BRANDON          MS   39042          1            03/12/99         00
    0410664015                           05           05/01/99          0
    0410664015                           O            04/01/14
    0


    2761056          F28/G01             F          310,000.00         T
                                         180        300,062.81          1
    1603 E SHEENA DR                   7.125          2,808.08         76
                                       6.875          2,808.08      410,000.00
    PHOENIX          AZ   85020          1            05/20/98         00
    0431268812                           03           07/01/98          0
    3826348                              O            06/01/13
    0


    2761057          F28/G01             F          333,600.00         ZZ
                                         180        323,801.78          1
1


    3280 ARCADIA PLACE NW              6.875          2,975.23         78
                                       6.625          2,975.23      428,000.00
    WASHINGTON       DC   20015          2            06/12/98         00
    0431268770                           05           08/01/98          0
    3866203                              O            07/01/13
    0


    2761058          F28/G01             F          585,650.00         ZZ
                                         180        570,404.00          1
    497 1ST STREET W                   6.875          5,223.15         74
                                       6.625          5,223.15      800,000.00
     TIERRA VERDE    FL   33715          2            06/29/98         00
    0431268788                           05           09/01/98          0
    3869787                              O            08/01/13
    0


    2761059          F28/G01             F          315,000.00         ZZ
                                         180        313,995.34          1
    7515 HOWE DRIVE                    6.875          2,809.34         90
                                       6.625          2,809.34      350,000.00
    WONDER LAKE      IL   60097          2            02/12/99         10
    0431268705                           05           04/01/99         25
    4078145                              O            03/01/14
    0


    2761060          F28/G01             F          340,000.00         ZZ
                                         180        338,867.80          1
    8220 SULLIVAN HILL ROAD            6.375          2,938.45         67
                                       6.125          2,938.45      514,000.00
    DUNWOODY         GA   30350          2            02/19/99         00
    0431268697                           03           04/01/99          0
    4164465                              O            03/01/14
    0


    2761063          F28/G01             F          420,000.00         ZZ
                                         180        413,006.40          1
    6 TRACY CT                         6.500          3,658.65         67
                                       6.250          3,658.65      630,000.00
    MORAGA           CA   94556          2            10/23/98         00
    0431268663                           03           12/01/98          0
    4232534                              O            11/01/13
    0


    2761064          F28/G01             F          365,000.00         ZZ
                                         180        360,047.28          1
    4718 MCDONALD DR PLACE NORTH       6.250          3,129.59         76
                                       6.000          3,129.59      485,000.00
    STILLWATER       MN   55082          2            11/06/98         00
    0431268655                           05           01/01/99          0
1


    4244125                              O            12/01/13
    0


    2761065          F28/G01             F          325,000.00         ZZ
                                         180        320,727.94          1
    36 E HAZEL DELL                    6.625          2,853.48         57
                                       6.375          2,853.48      579,000.00
    SPRINGFIELD      IL   62707          5            10/29/98         00
    0431268648                           05           01/01/99          0
    4249027                              O            12/01/13
    0


    2761066          F28/G01             F          487,000.00         ZZ
                                         180        482,212.11          1
    39 GLADES RD                       6.625          4,275.83         65
                                       6.375          4,275.83      750,000.00
    SCITUATE         MA   02066          2            12/22/98         00
    0431268630                           05           02/01/99          0
    4280162                              O            01/01/14
    0


    2761067          F28/G01             F          360,000.00         ZZ
                                         180        358,851.82          1
    1164 STONE RUN COURT               6.875          3,210.68         80
                                       6.625          3,210.68      450,000.00
    LANCASTER        OH   43130          2            02/05/99         00
    0431268622                           05           04/01/99          0
    4291359                              O            03/01/14
    0


    2761068          F28/G01             F          280,000.00         ZZ
                                         180        276,186.65          1
    2515 MONROE COURT NORTHEAST        7.125          2,536.33         70
                                       6.875          2,536.33      400,000.00
    RENTON           WA   98056          5            12/14/98         00
    0431268614                           05           02/01/99          0
    4333233                              O            01/01/14
    0


    2761069          F28/G01             F          306,000.00         ZZ
                                         180        301,844.23          1
    38428 KINGSWAY COURT               6.875          2,729.07         78
                                       6.625          2,729.07      396,000.00
    FARMINGTON HILL  MI   48331          2            11/20/98         00
    0431268606                           05           01/01/99          0
    4354181                              O            12/01/13
    0


1


    2761070          F28/G01             F          352,000.00         ZZ
                                         180        350,852.79          1
    2314 COUNTY RD 1150 NORTH          6.625          3,090.54         60
                                       6.375          3,090.54      588,000.00
    SIDNEY           IL   61877          2            02/10/99         00
    0431268598                           05           04/01/99          0
    4360295                              O            03/01/14
    0


    2761071          F28/G01             F          320,000.00         ZZ
                                         180        316,853.96          1
    3530 NORTH 700 EAST                6.625          2,809.58         75
                                       6.375          2,809.58      427,000.00
    NORTH OGDEN      UT   84414          2            12/07/98         00
    0431268580                           05           02/01/99          0
    4387365                              O            01/01/14
    0


    2761072          F28/G01             F          310,000.00         ZZ
                                         180        306,919.58          1
    632 HILLVIEW DRIVE                 6.500          2,700.43         71
                                       6.250          2,700.43      442,000.00
    MILPITAS         CA   95035          2            12/11/98         00
    0431268556                           05           02/01/99          0
    4411775                              O            01/01/14
    0


    2761073          F28/G01             F          252,000.00         ZZ
                                         180        248,826.11          1
    2110 MARSHALLFIELD LANE #B         7.125          2,282.69         72
                                       6.875          2,282.69      350,000.00
    REDONDO BEACH    CA   90278          2            11/19/98         00
    0431268531                           01           01/01/99          0
    4418424                              O            12/01/13
    0


    2761074          F28/G01             F          587,000.00         ZZ
                                         180        581,351.28          1
    16579-16577 SOUTH PACIFIC AVE      6.875          5,235.18         54
                                       6.625          5,235.18    1,100,000.00
    SUNSET BEACH (A  CA   90742          2            12/21/98         00
    0431268523                           05           02/01/99          0
    4439158                              O            01/01/14
    0


    2761075          F28/G01             F          290,000.00         ZZ
                                         180        287,209.31          1
    3160 LILY AVENUE                   6.875          2,586.38         53
                                       6.625          2,586.38      550,000.00
1


    LOS ALAMITOS     CA   90808          2            12/21/98         00
    0431268515                           05           02/01/99          0
    4439174                              O            01/01/14
    0


    2761076          F28/G01             F          300,000.00         ZZ
                                         180        298,080.89          1
    104 FOX RUN                        6.875          2,675.56         41
                                       6.625          2,675.56      743,000.00
    SUDBURY          MA   01776          1            02/01/99         00
    0431268507                           05           03/01/99          0
    4444792                              O            02/01/14
    0


    2761077          F28/G01             F          470,000.00         ZZ
                                         180        468,451.62          1
    6 TRACI COURT                      6.500          4,094.21         62
                                       6.250          4,094.21      760,000.00
    SCOTTS VALLEY    CA   95066          2            02/16/99         00
    0431268499                           03           04/01/99          0
    4447845                              O            03/01/14
    0


    2761078          F28/G01             F          400,000.00         ZZ
                                         180        397,300.27          1
    12 LINCOLN ROAD                    6.250          3,429.69         61
                                       6.000          3,429.69      665,000.00
    WELLESLEY        MA   02481          1            02/01/99         00
    0431268481                           05           03/01/99          0
    4454427                              O            02/01/14
    0


    2761079          F28/G01             F          278,000.00         ZZ
                                         180        276,221.62          1
    2236 LOMA RICA DRIVE               6.875          2,479.36         67
                                       6.625          2,479.36      420,000.00
    PRESCOTT         AZ   86303          2            01/21/99         00
    0431268473                           05           03/01/99          0
    4456929                              O            02/01/14
    0


    2761080          F28/G01             F          304,000.00         ZZ
                                         180        300,946.88          1
    16334 MCGILL ROAD                  6.375          2,627.32         80
                                       6.125          2,627.32      380,000.00
    LA MIRADA        CA   90638          2            12/17/98         00
    0431268465                           03           02/01/99          0
    4458687                              O            01/01/14
    0
1




    2761082          F28/G01             F          292,000.00         ZZ
                                         180        290,152.13          1
    4735 EAST CHARPAROSA WAY           7.000          2,624.58         80
                                       6.750          2,624.58      365,000.00
    PHOENIX          AZ   85331          1            01/21/99         00
    0431268119                           03           03/01/99          0
    4462455                              O            02/01/14
    0


    2761083          F28/G01             F          400,000.00         ZZ
                                         180        398,710.36          1
    5902 BLAKEFORD DRIVE               6.750          3,539.64         88
                                       6.500          3,539.64      455,458.00
    WINDEMERE        FL   34786          1            02/05/99         10
    0431268135                           03           04/01/99         12
    4473120                              O            03/01/14
    0


    2761084          F28/G01             F          368,400.00         ZZ
                                         120        363,607.57          1
    2013 MILLAN AVE                    6.875          4,253.74         74
                                       6.625          4,253.74      500,000.00
    SOUTH PASADENA   CA   91030          2            01/26/99         00
    0431268101                           05           03/01/99          0
    4479012                              O            02/01/09
    0


    2761085          F28/G01             F          365,000.00         ZZ
                                         180        363,823.21          1
    115 FORBES RD                      6.750          3,229.92         61
                                       6.500          3,229.92      606,000.00
    MILTON           MA   02186          2            02/05/99         00
    0431268093                           05           04/01/99          0
    4480960                              O            03/01/14
    0


    2761086          F28/G01             F          396,000.00         ZZ
                                         180        394,737.01          1
    19500 PLANTERS POINT DR            6.875          3,531.74         75
                                       6.625          3,531.74      530,000.00
    BOCA RATON       FL   33434          2            02/17/99         00
    0431268077                           09           04/01/99          0
    4487587                              O            03/01/14
    0


    2761087          F28/G01             F          312,500.00         ZZ
                                         180        310,479.26          1
1


    11350 BAYHILL WY                   6.750          2,765.35         75
                                       6.500          2,765.35      420,000.00
    INDIANAPOLIS     ID   46236          2            01/13/99         00
    0431268069                           05           03/01/99          0
    4488858                              O            02/01/14
    0


    2761088          F28/G01             F          500,000.00         ZZ
                                         180        496,766.83          1
    530 LAKE STREET UNIT H-302         6.750          4,424.55         62
                                       6.500          4,424.55      816,950.00
    KIRKLAND         WA   98033          1            01/11/99         00
    0431268051                           01           03/01/99          0
    4491601                              O            02/01/14
    0


    2761089          F28/G01             F          384,000.00         ZZ
                                         180        380,817.07          1
    821 TURNBRIDGE ROAD                7.000          3,451.50         58
                                       6.750          3,451.50      670,000.00
    WAYNE            PA   19087          2            01/15/99         00
    0431268044                           03           03/01/99          0
    4493508                              O            02/01/14
    0


    2761090          F28/G01             F          294,000.00         ZZ
                                         180        291,109.58          1
    7351 STONE CREEK LANE              6.625          2,581.31         62
                                       6.375          2,581.31      480,000.00
    ANAHEIM          CA   92808          5            12/29/98         00
    0431268457                           05           02/01/99          0
    4499028                              O            01/01/14
    0


    2761091          F28/G01             F          380,500.00         ZZ
                                         180        378,012.97          1
    1137 TROWBRIDGE WAY                6.625          3,340.77         62
                                       6.375          3,340.77      620,000.00
    DANVILLE         CA   94506          5            01/22/99         00
    0431268275                           03           03/01/99          0
    4502674                              O            02/01/14
    0


    2761092          F28/G01             F          510,000.00         ZZ
                                         180        506,702.17          1
    35 BAYNARD PARK ROAD               6.750          4,513.04         59
                                       6.500          4,513.04      875,000.00
    HILTON HEAD ISL  SC   29928          1            01/08/99         00
    0431268242                           01           03/01/99          0
1


    4504399                              O            02/01/14
    0


    2761093          F28/G01             F          266,085.00         ZZ
                                         180        264,308.15          1
    32740 FAIRFIELD STREET             6.375          2,299.65         72
                                       6.125          2,299.65      371,500.00
    UNION CITY       CA   94587          2            01/29/99         00
    0431268226                           05           03/01/99          0
    4508531                              O            02/01/14
    0


    2761094          F28/G01             F          275,000.00         ZZ
                                         180        274,113.38          1
    604 HOLLY RIDGE RD                 6.750          2,433.50         69
                                       6.500          2,433.50      400,000.00
    SEVERNA PARK     MD   21146          5            02/12/99         00
    0431268200                           05           04/01/99          0
    4517963                              O            03/01/14
    0


    2761095          F28/G01             F          423,750.00         ZZ
                                         180        421,009.88          1
    6217 EAST YUCCA STREET             6.750          3,749.80         75
                                       6.500          3,749.80      565,000.00
    SCOTTSDALE       AZ   85254          2            01/19/99         00
    0431268192                           03           03/01/99          0
    4518936                              O            02/01/14
    0


    2761096          F28/G01             F          650,000.00         ZZ
                                         180        645,659.50          1
    5624 WOODLAND TRACE                6.375          5,617.63         79
                                       6.125          5,617.63      828,750.00
    WILMINGTON       NC   28409          1            01/27/99         00
    0431268291                           05           03/01/99          0
    4520866                              O            02/01/14
    0


    2761097          F28/G01             F          500,000.00         ZZ
                                         180        498,405.31          1
    845 NORTH ST                       6.875          4,459.27         80
                                       6.625          4,459.27      630,000.00
    WALPOLE          MA   02081          2            02/05/99         00
    0431268325                           05           04/01/99          0
    4521300                              O            03/01/14
    0


1


    2761098          F28/G01             F          395,000.00         ZZ
                                         180        392,500.31          1
    2644 PIN OAK DR                    7.000          3,550.38         69
                                       6.750          3,550.38      575,000.00
    ANN ARBOR        MI   48103          2            01/28/99         00
    0431268168                           01           03/01/99          0
    4521607                              O            02/01/14
    0


    2761099          F28/G01             F          358,400.00         ZZ
                                         180        357,244.48          1
    20 FRUIT STREET                    6.750          3,171.52         70
                                       6.500          3,171.52      512,000.00
    NEWBURYPORT      MA   01950          5            02/12/99         00
    0431268150                           05           04/01/99          0
    4523555                              O            03/01/14
    0


    2761100          F28/G01             F          305,800.00         ZZ
                                         180        304,814.08          1
    841 AVONWOOD DRIVE                 6.750          2,706.05         56
                                       6.500          2,706.05      555,000.00
    TREDYFFRIN TWSH  PA   19087          2            02/03/99         00
    0431268028                           05           04/01/99          0
    4527160                              O            03/01/14
    0


    2761101          F28/G01             F          650,000.00         ZZ
                                         180        644,836.21          1
    276 BENTLEY CR                     6.875          5,797.05         29
                                       6.625          5,797.05    2,300,000.00
    LOS ANGELES      CA   90049          5            01/13/99         00
    0431268317                           05           03/01/99          0
    4528150                              O            02/01/14
    0


    2761104          F28/G01             F          280,000.00         ZZ
                                         180        275,294.27          1
    23 PIPESTONE DRIVE                 6.750          2,477.75         80
                                       6.500          2,477.75      350,000.00
    MIAMISBURG       OH   45342          2            01/29/99         00
    0431267996                           03           03/01/99          0
    4530723                              O            02/01/14
    0


    2761105          F28/G01             F          300,000.00         ZZ
                                         180        298,060.10          1
    789 AVONWOOD DRIVE                 6.750          2,654.73         55
                                       6.500          2,654.73      555,000.00
1


    TREDYFFRIN TOWN  PA   19087          2            01/28/99         00
    0431267962                           05           03/01/99          0
    4531523                              O            02/01/14
    0


    2761106          F28/G01             F          342,150.00         ZZ
                                         180        341,010.63          1
    14856 POPLAR HILL ROAD             6.375          2,957.04         77
                                       6.125          2,957.04      450,000.00
    GERMANTOWN       MD   20874          2            02/04/99         00
    0431267970                           05           04/01/99          0
    4532051                              O            03/01/14
    0


    2761110          F28/G01             F          278,000.00         ZZ
                                         180        272,424.95          1
    6913 WESTMORELAND AVENUE           6.625          2,440.82         66
                                       6.375          2,440.82      425,000.00
    TAKOMA PARK      MD   20912          2            01/27/99         00
    0431267921                           05           03/01/99          0
    4538413                              O            02/01/14
    0


    2761112          F28/G01             F          399,675.00         ZZ
                                         180        398,400.28          1
    43 ORCHARD LANE                    6.875          3,564.52         75
                                       6.625          3,564.52      538,000.00
    SPRINGFIELD      IL   62707          5            02/08/99         00
    0431267905                           05           04/01/99          0
    4539595                              O            03/01/14
    0


    2761113          F28/G01             F          436,800.00         ZZ
                                         180        434,005.78          1
    253 SOUTH CAMDEN DRIVE             6.875          3,895.62         49
                                       6.625          3,895.62      900,000.00
    BEVERLY HILLS    CA   90212          2            01/18/99         00
    0431267897                           05           03/01/99          0
    4539718                              O            02/01/14
    0


    2761116          F28/G01             F          286,000.00         ZZ
                                         180        285,047.62          1
    3422 SILVER MAPLE PL               6.375          2,471.76         76
                                       6.125          2,471.76      380,000.00
    FALLS CHURCH     VA   22042          2            02/17/99         00
    0431267863                           03           04/01/99          0
    4541870                              O            03/01/14
    0
1




    2761117          F28/G01             F          520,000.00         ZZ
                                         180        516,564.54          1
    3704 WASHINGTON WOODS DR           6.500          4,529.76         80
                                       6.250          4,529.76      650,000.00
    ALEXANDRIA       VA   22309          2            01/29/99         00
    0431267855                           05           03/01/99          0
    4541953                              O            02/01/14
    0


    2761118          F28/G01             F          384,000.00         ZZ
                                         180        379,068.82          1
    4419 E VERMONT AVENUE NORTH        6.875          3,424.72         80
                                       6.625          3,424.72      480,000.00
    PHOENIX          AZ   85018          2            02/05/99         00
    0431267848                           05           04/01/99          0
    4542447                              O            03/01/14
    0


    2761119          F28/G01             F          257,700.00         ZZ
                                         180        256,869.14          1
    38 SHORE AV                        6.750          2,280.41         65
                                       6.500          2,280.41      400,000.00
    SALEM            MA   01970          2            02/05/99         00
    0431267830                           05           04/01/99          0
    4543462                              O            03/01/14
    0


    2761120          F28/G01             F          399,000.00         ZZ
                                         180        394,148.55          1
    315 W. EAGLE NEST ROAD             6.875          3,558.50         67
                                       6.625          3,558.50      600,000.00
    DUNLAP           IL   61525          5            02/08/99         00
    0431267822                           05           04/01/99          0
    4543940                              O            03/01/14
    0


    2761122          F28/G01             F          346,000.00         ZZ
                                         180        344,847.82          1
    1004 22ND STREET NW                6.375          2,990.31         73
                                       6.125          2,990.31      480,000.00
    WASHINGTON       DC   20037          2            02/04/99         00
    0431267806                           05           04/01/99          0
    4544021                              O            03/01/14
    0


    2761123          F28/G01             F          310,000.00         ZZ
                                         180        307,929.91          1
1


    4517 GARFIELD ST NW                6.375          2,679.18         48
                                       6.125          2,679.18      655,000.00
    WASHINGTON       DC   20007          2            01/26/99         00
    0431267798                           05           03/01/99          0
    4544072                              O            02/01/14
    0


    2761124          F28/G01             F          276,600.00         ZZ
                                         180        274,752.94          1
    15929 SHORT HILL RD                6.375          2,390.52         80
                                       6.125          2,390.52      350,000.00
    PURCELLVILLE     VA   20132          2            01/29/99         00
    0431268283                           05           03/01/99          0
    4544120                              O            02/01/14
    0


    2761126          F28/G01             F          350,000.00         ZZ
                                         180        348,834.50          1
    1356 NORTHRIDGE DRIVE              6.375          3,024.88         73
                                       6.125          3,024.88      480,000.00
    ERIE             CO   80516          1            02/22/99         00
    0431267764                           05           04/01/99          0
    4545576                              O            03/01/14
    0


    2761127          F28/G01             F          468,000.00         ZZ
                                         180        466,474.73          1
    11544 SPRINGRIDGE ROAD             6.625          4,109.02         36
                                       6.375          4,109.02    1,300,000.00
    POTOMAC          MD   20854          2            02/08/99         00
    0431267756                           05           04/01/99          0
    4546424                              O            03/01/14
    0


    2761128          F28/G01             F          271,370.00         ZZ
                                         180        267,671.86          1
    27871 PENINSULA DR S               7.000          2,439.15         31
                                       6.750          2,439.15      900,000.00
    LAKE ARROWHEAD   CA   92352          2            01/14/99         00
    0431267749                           03           03/01/99          0
    4546871                              O            02/01/14
    0


    2761129          F28/G01             F          383,000.00         ZZ
                                         180        381,724.61          1
    386 REDFIELD PLACE                 6.375          3,310.08         73
                                       6.125          3,310.08      525,000.00
    MORAGA           CA   94556          2            02/03/99         00
    0431267723                           05           04/01/99          0
1


    4546911                              O            03/01/14
    0


    2761130          F28/G01             F          325,500.00         ZZ
                                         180        322,368.35          1
    3900 EMERSON STREET                6.750          2,880.38         69
                                       6.500          2,880.38      475,000.00
    EVANSTON         IL   60203          2            01/29/99         00
    0431267707                           05           03/01/99          0
    4548463                              O            02/01/14
    0


    2761131          F28/G01             F          310,000.00         ZZ
                                         180        309,011.29          1
    21847 W. GREEN VALLEY COURT        6.875          2,764.75         54
                                       6.625          2,764.75      580,000.00
    MUNDELEIN        IL   60060          2            02/04/99         00
    0431267699                           05           04/01/99          0
    4548497                              O            03/01/14
    0


    2761132          F28/G01             F          276,500.00         ZZ
                                         180        275,618.11          1
    145 PRIMROSE WAY                   6.875          2,465.98         41
                                       6.625          2,465.98      680,000.00
    PALO ALTO        CA   94303          2            02/04/99         00
    0431267681                           05           04/01/99          0
    4549642                              O            03/01/14
    0


    2761133          F28/G01             F          650,000.00         ZZ
                                         120        646,218.71          1
    253 FRANKLIN                       6.875          7,505.25         43
                                       6.625          7,505.25    1,540,000.00
    GLENCOE          IL   60022          1            02/16/99         00
    0431268341                           05           04/01/99          0
    4550178                              O            03/01/09
    0


    2761134          F28/G01             F          400,000.00         ZZ
                                         180        398,710.36          1
    144 ALEXANDER PALM DR              6.750          3,539.64         23
                                       6.500          3,539.64    1,800,000.00
    BOCA RATON       FL   33432          1            02/16/99         00
    0431267665                           03           04/01/99          0
    4550622                              O            03/01/14
    0


1


    2761136          F28/G01             F          266,500.00         ZZ
                                         180        264,776.73          1
    11425 CLEARFIELD LN                6.750          2,358.28         67
                                       6.500          2,358.28      400,000.00
    MUNSON TOWNSHIP  OH   44024          5            01/28/99         00
    0431267582                           05           03/01/99          0
    4550962                              O            02/01/14
    0


    2761138          F28/G01             F          414,000.00         ZZ
                                         180        412,650.74          1
    10124 N. VINTAGE CT                6.625          3,634.89         72
                                       6.375          3,634.89      580,000.00
    MEQUON           WI   53092          2            02/19/99         00
    0431267566                           05           04/01/99          0
    4552760                              O            03/01/14
    0


    2761139          F28/G01             F          285,800.00         ZZ
                                         180        284,848.28          1
    12135 BROKEN BOUGH DR              6.375          2,470.03         79
                                       6.125          2,470.03      365,000.00
    HOUSTON          TX   77024          2            02/09/99         00
    0431267558                           05           04/01/99          0
    4553204                              O            03/01/14
    0


    2761141          F28/G01             F          307,000.00         ZZ
                                         180        305,014.85          1
    1848 PORT ASHLEY PL                6.750          2,716.67         34
                                       6.500          2,716.67      925,000.00
    NEWPORT BEACH    CA   92660          2            01/26/99         00
    0431267533                           03           03/01/99          0
    4558199                              O            02/01/14
    0


    2761142          F28/G01             F          618,750.00         ZZ
                                         180        616,819.00          1
    5752 OAKLEY TERRACE                7.125          5,604.83         75
                                       6.875          5,604.83      825,000.00
    IRVINE           CA   92715          5            02/09/99         00
    0431268333                           03           04/01/99          0
    4559569                              O            03/01/14
    0


    2761143          F28/G01             F          319,450.00         ZZ
                                         180        318,397.60          1
    1498 WEST COMMERCE AV              6.500          2,782.75         75
                                       6.250          2,782.75      426,000.00
1


    GILBERT          AZ   85233          1            02/03/99         00
    0431267525                           03           04/01/99          0
    4560043                              O            03/01/14
    0


    2761144          F28/G01             F          396,000.00         ZZ
                                         180        394,723.25          1
    204 MANCHESTER PL                  6.750          3,504.25         80
                                       6.500          3,504.25      495,000.00
    GREENSBOROUGH    NC   27410          1            02/10/99         00
    0431267517                           05           04/01/99          0
    4560514                              O            03/01/14
    0


    2761145          F28/G01             F          362,000.00         ZZ
                                         180        360,845.45          1
    2782 NORTH MEREDITH STREET         6.875          3,228.51         66
                                       6.625          3,228.51      550,000.00
    ORANGE           CA   92867          2            02/05/99         00
    0431267509                           05           04/01/99          0
    4561258                              O            03/01/14
    0


    2761146          F28/G01             F          400,000.00         ZZ
                                         180        398,696.35          1
    1406 LINDA VISTA AVENUE            6.625          3,511.98         77
                                       6.375          3,511.98      522,500.00
    PASADENA         CA   91103          1            02/22/99         00
    0431267467                           05           04/01/99          0
    4562734                              O            03/01/14
    0


    2761149          F28/G01             F          297,900.00         ZZ
                                         180        296,422.23          1
    13614 CHERRYDALE DRIVE             6.625          2,615.55         57
                                       6.375          2,615.55      525,000.00
    ROCKVILLE        MD   20850          2            02/08/99         00
    0431267434                           03           04/01/99          0
    4565838                              O            03/01/14
    0


    2761150          F28/G01             F          464,000.00         ZZ
                                         180        462,504.02          1
    1943 PORT NELSON PLACE             6.750          4,105.98         58
                                       6.500          4,105.98      800,000.00
    NEWPORT BEACH    CA   92660          2            02/02/99         00
    0431267426                           03           04/01/99          0
    4566117                              O            03/01/14
    0
1




    2761151          F28/G01             F          325,000.00         ZZ
                                         180        323,940.79          1
    7604 GLACKENS DR                   6.625          2,853.48         65
                                       6.375          2,853.48      505,000.00
    P0TOMAC          MD   20854          2            02/12/99         00
    0431267418                           05           04/01/99          0
    4566711                              O            03/01/14
    0


    2761152          F28/G01             F          268,000.00         ZZ
                                         180        267,135.94          1
    126 GEORGETOWN RD                  6.750          2,371.56         52
                                       6.500          2,371.56      525,000.00
    WEST NEWBURY     MA   01985          2            02/19/99         00
    0431267392                           05           04/01/99          0
    4569145                              O            03/01/14
    0


    2761153          F28/G01             F          310,000.00         ZZ
                                         180        309,053.44          1
    69 BRICK KILN LN                   7.375          2,851.77         73
                                       7.125          2,851.77      425,000.00
    PEMBROKE         MA   02359          2            02/04/99         00
    0431267384                           05           04/01/99          0
    4573632                              O            03/01/14
    0


    2761154          F28/G01             F          370,000.00         ZZ
                                         180        368,767.90          1
    336 ROCKRIMMON RD                  6.375          3,197.73         68
                                       6.125          3,197.73      550,000.00
    STAMFORD         CT   06903          2            02/18/99         00
    0431267376                           05           04/01/99          0
    4573766                              O            03/01/14
    0


    2761155          F28/G01             F          260,000.00         ZZ
                                         180        259,134.19          1
    20408 DEEP CAVE COURT              6.375          2,247.06         58
                                       6.125          2,247.06      450,000.00
    CORNELIUS        NC   28036          2            02/12/99         00
    0431267368                           05           04/01/99          0
    4573873                              O            03/01/14
    0


    2761156          F28/G01             F          332,000.00         ZZ
                                         180        330,941.12          1
1


    5794 WINDSONA CIRCLE               6.875          2,960.96         70
                                       6.625          2,960.96      480,000.00
    FITCHBURG        WI   53711          2            02/12/99         00
    0431267350                           05           04/01/99          0
    4576702                              O            03/01/14
    0


    2761157          F28/G01             F          500,000.00         ZZ
                                         180        495,972.46          1
    7101 CUTTER COURT                  6.500          4,355.54         58
                                       6.250          4,355.54      870,000.00
    PARKLAND         FL   33067          2            02/08/99         00
    0431267343                           03           04/01/99          0
    4577924                              O            03/01/14
    0


    2761158          F28/G01             F          287,000.00         ZZ
                                         180        286,044.29          1
    2419 E. CEDAR AVENUE               6.375          2,480.40         48
                                       6.125          2,480.40      610,000.00
    DENVER           CO   80223          2            02/11/99         00
    0431267335                           05           04/01/99          0
    4578460                              O            03/01/14
    0


    2761160          F28/G01             F          556,500.00         ZZ
                                         180        554,666.66          1
    1974 VALLEYVIEW DR                 6.500          4,847.72         75
                                       6.250          4,847.72      742,000.00
    ANN ARBOR        MI   48105          2            02/08/99         00
    0431271147                           03           04/01/99          0
    4580835                              O            03/01/14
    0


    2761161          F28/G01             F          284,000.00         ZZ
                                         180        283,074.41          1
    22289 W. CAMBRIDGE DRIVE           6.625          2,493.51         66
                                       6.375          2,493.51      432,000.00
    KILDEER          IL   60047          2            02/20/99         00
    0431267327                           05           04/01/99          0
    4581082                              O            03/01/14
    0


    2761162          F28/G01             F          382,400.00         ZZ
                                         180        381,180.38          1
    17021 WESTPORT DRIVE               6.875          3,410.45         61
                                       6.625          3,410.45      636,000.00
    HUNTINGTON BEAC  CA   92649          2            02/05/99         00
    0431267319                           05           04/01/99          0
1


    4587198                              O            03/01/14
    0


    2761163          F28/G01             F          306,000.00         ZZ
                                         180        305,034.58          1
    20304 N. WALLINGFORD LN            7.000          2,750.42         69
                                       6.750          2,750.42      445,000.00
    BARRINGTON       IL   60010          2            02/12/99         00
    0431267301                           03           04/01/99          0
    4593747                              O            03/01/14
    0


    2761164          F28/G01             F          423,000.00         ZZ
                                         180        421,606.47          1
    3295 VIA LOMA VISTA                6.500          3,684.78         75
                                       6.250          3,684.78      565,000.00
    ESCONDIDO        CA   92029          2            02/10/99         00
    0431267293                           05           04/01/99          0
    4598476                              O            03/01/14
    0


    2761165          F28/G01             F          248,150.00         ZZ
                                         180        247,375.57          1
    21738 AGAJANIAN LANE               7.125          2,247.82         78
                                       6.875          2,247.82      320,000.00
    SANTA CLARITA    CA   91350          2            02/19/99         00
    0431267285                           05           04/01/99          0
    4611440                              O            03/01/14
    0


    2761166          F28/G01             F          362,800.00         ZZ
                                         180        361,630.29          1
    1650 WEST AMBERWOOD DRIVE          6.750          3,210.46         80
                                       6.500          3,210.46      453,500.00
    PHOENIX          AZ   85045          1            02/23/99         00
    0431268309                           03           04/01/99          0
    4617522                              O            03/01/14
    0


    2761287          K08/G01             F          230,000.00         ZZ
                                         180        229,274.36          1
    5865 WEST POST ROAD                7.000          2,067.31         64
                                       6.750          2,067.31      365,000.00
    LAS VEGAS        NV   89118          2            02/23/99         00
    0411298656                           05           04/01/99          0
    0411298656                           O            03/01/14
    0


1


    2761318          K08/G01             F          202,000.00         ZZ
                                         180        201,376.44          1
    3403 TUDOR DRIVE                   7.250          1,843.98         53
                                       7.000          1,843.98      385,000.00
    ADAMSTOWN        MD   21710          2            02/26/99         00
    0411303811                           05           04/01/99          0
    0411303811                           O            03/01/14
    0


    2761326          K08/G01             F          110,000.00         ZZ
                                         180        109,664.12          1
    2412 FRYER POINT                   7.375          1,011.92         40
                                       7.125          1,011.92      278,500.00
    FORT LAUDERDALE  FL   33305          1            03/04/99         00
    0411270044                           05           04/01/99          0
    0411270044                           O            03/01/14
    0


    2761391          K08/G01             F          106,900.00         ZZ
                                         180        106,900.00          1
    111 CRESTWOOD DRIVE                6.625            938.58         71
                                       6.375            938.58      151,500.00
    ROCKWALL         TX   75087          5            03/08/99         00
    0411317167                           05           05/01/99          0
    0411317167                           O            04/01/14
    0


    2761418          K08/G01             F           66,000.00         ZZ
                                         180         66,000.00          1
    526 PENNSYLVANIA AVE.              7.250            602.49         52
                                       7.000            602.49      129,000.00
    CRYSTAL BEACH    FL   34681          2            03/10/99         00
    0411310063                           05           05/01/99          0
    0411310063                           O            04/01/14
    0


    2761442          K08/G01             F          150,000.00         ZZ
                                         180        150,000.00          1
    302 CHAPEL BELL LANE               6.875          1,337.78         40
                                       6.625          1,337.78      380,000.00
    HOUSTON          TX   77024          5            03/10/99         00
    0411315815                           05           05/01/99          0
    0411315815                           O            04/01/14
    0


    2761463          K08/G01             F          130,000.00         ZZ
                                         180        130,000.00          1
    18 STONE RIDGE ROAD                7.000          1,168.48         57
                                       6.750          1,168.48      230,000.00
1


    OLD BRIDGE       NJ   08857          2            03/09/99         00
    0411279482                           03           05/01/99          0
    0411279482                           O            04/01/14
    0


    2762056          623/G01             F          250,000.00         ZZ
                                         180        243,627.09          1
    12810 COCOA PINE DRIVE             7.125          2,264.58         74
                                       6.875          2,264.58      340,886.00
    BOYNTON BEACH    FL   33436          1            07/02/98         00
    0431254119                           03           09/01/98          0
    1065920                              O            08/01/13
    0


    2762057          623/G01             F          362,600.00         ZZ
                                         180        360,280.45          1
    6332 NORTH 31ST STREET             6.875          3,233.86         65
                                       6.625          3,233.86      565,000.00
    PHOENIX          AZ   85016          2            01/12/99         00
    0431254135                           03           03/01/99          0
    1149103                              O            02/01/14
    0


    2762059          623/G01             F          253,000.00         ZZ
                                         180        247,869.18          1
    156 INTERLOCHEN DRIVE              6.875          2,256.39         80
                                       6.625          2,256.39      320,000.00
    PEACHTREE CITY   GA   30269          2            11/17/98         00
    0431255686                           05           01/01/99          0
    1190999                              O            12/01/13
    0


    2762060          623/G01             F          400,000.00         ZZ
                                         180        396,150.78          1
    325 FAR REACH ROAD                 6.875          3,567.42         56
                                       6.625          3,567.42      720,000.00
    WESTWOOD         MA   02090          5            12/22/98         00
    0431254192                           05           02/01/99          0
    1198669                              O            01/01/14
    0


    2762061          623/G01             F          486,500.00         ZZ
                                         180        481,717.03          1
    4527 HIGH COURT CIRCLE             6.625          4,271.44         80
                                       6.375          4,271.44      610,000.00
    BIRMINGHAM       AL   35242          2            12/28/98         00
    0431254234                           03           02/01/99          0
    1202104                              O            01/01/14
    0
1




    2762062          623/G01             F          525,000.00         ZZ
                                         180        519,947.88          1
    155 WHISPERING PINES               6.875          4,682.24         62
                                       6.625          4,682.24      850,000.00
    COUNCE           TN   38326          2            01/28/99         00
    0431254242                           05           03/01/99          0
    1206081                              O            02/01/14
    0


    2762063          623/G01             F          322,500.00         ZZ
                                         180        320,414.61          1
    989 ASH STREET                     6.750          2,853.83         50
                                       6.500          2,853.83      656,000.00
    WINNETKA         IL   60093          2            01/08/99         00
    0431254358                           05           03/01/99          0
    1206211                              O            02/01/14
    0


    2762065          623/G01             F          267,000.00         ZZ
                                         180        265,273.49          1
    549 BAILEY DRIVE                   6.750          2,362.71         80
                                       6.500          2,362.71      335,000.00
    BATAVIA          IL   60510          2            01/08/99         00
    0431260181                           05           03/01/99          0
    1207247                              O            02/01/14
    0


    2762066          623/G01             F          280,000.00         ZZ
                                         180        277,247.22          1
    3764 POWERS FERRY ROAD NW          6.625          2,458.38         71
                                       6.375          2,458.38      395,000.00
    ATLANTA          GA   30342          2            12/29/98         00
    0431254408                           05           02/01/99          0
    1207782                              O            01/01/14
    0


    2762067          623/G01             F          512,000.00         ZZ
                                         180        508,689.23          1
    2427 CENTRAL PARK AVENUE           6.750          4,530.74         64
                                       6.500          4,530.74      802,000.00
    EVANSTON         IL   60201          2            01/11/99         00
    0431254457                           05           03/01/99          0
    1209405                              O            02/01/14
    0


    2762068          623/G01             F          374,000.00         ZZ
                                         180        370,400.96          1
1


    537 STARR CREEK ROAD               6.875          3,335.54         74
                                       6.625          3,335.54      510,000.00
    RICHMOND HILL    GA   31324          2            12/23/98         00
    0431254481                           05           02/01/99          0
    1209844                              O            01/01/14
    0


    2762069          623/G01             F          520,000.00         ZZ
                                         180        516,527.60          1
    12224 CLIFTON SPRING DRIVE         6.375          4,494.10         80
                                       6.125          4,494.10      650,000.00
    CLIFTON          VA   20124          2            01/13/99         00
    0431254515                           05           03/01/99          0
    1211250                              O            02/01/14
    0


    2762071          623/G01             F          284,000.00         ZZ
                                         180        282,180.22          1
    6318 LINDSAY COURT                 6.875          2,532.87         80
                                       6.625          2,532.87      355,000.00
    WEST BLOOMFIELD  MI   48324          1            01/29/99         00
    0431254689                           05           03/01/99          0
    1216731                              O            02/01/14
    0


    2762072          623/G01             F          343,000.00         ZZ
                                         180        341,894.14          1
    423 TREGARON PLACE                 6.750          3,035.24         50
                                       6.500          3,035.24      696,000.00
    ST LOUIS         MO   63131          2            01/28/99         00
    0431254721                           03           04/01/99          0
    1217294                              O            03/01/14
    0


    2762074          623/G01             F          280,000.00         ZZ
                                         180        277,276.49          1
    2647 KILDARE WAY                   6.750          2,477.75         80
                                       6.500          2,477.75      350,000.00
    EL CAJON         CA   92020          5            12/21/98         00
    0431255587                           05           02/01/99          0
    6219286                              O            01/01/14
    0


    2762075          623/G01             F          340,000.00         ZZ
                                         180        337,703.55          1
    7865 WILLOW GLEN ROAD              7.000          3,056.02         59
                                       6.750          3,056.02      580,000.00
    LOS ANGELES      CA   90046          5            01/11/99         00
    0431262849                           05           03/01/99          0
1


    6251246                              O            02/01/14
    0


    2762076          623/G01             F          325,500.00         ZZ
                                         180        323,484.31          1
    9303 N 58TH STREET                 7.250          2,971.37         69
                                       7.000          2,971.37      472,000.00
    PARADISE VALLEY  AZ   85253          5            01/18/99         00
    0431255595                           05           03/01/99          0
    6283497                              O            02/01/14
    0


    2762077          623/G01             F          649,950.00         ZZ
                                         180        645,747.21          1
    5736 NORTH 33RD PLACE              6.750          5,751.47         77
                                       6.500          5,751.47      855,000.00
    PARADISE VALLEY  AZ   85253          1            01/08/99         00
    0431255603                           05           03/01/99          0
    6374325                              O            02/01/14
    0


    2763068          K08/G01             F           96,000.00         ZZ
                                         180         96,000.00          1
    2610 SOUTH 4TH STREET              7.250            876.35         80
                                       7.000            876.35      120,000.00
    TUCUMCARI        NM   88401          2            03/12/99         00
    0411302193                           05           05/01/99          0
    0411302193                           O            04/01/14
    0


    2763075          K08/G01             F          180,000.00         ZZ
                                         180        180,000.00          1
    25247 SAGECREST CIRCLE             6.875          1,605.34         52
                                       6.625          1,605.34      350,000.00
    NEWHALL AREA     CA   91381          2            03/10/99         00
    0411315070                           05           05/01/99          0
    0411315070                           O            04/01/14
    0


    2763687          K08/G01             F          250,000.00         ZZ
                                         180        248,411.26          1
    30233 WESTFIELD                    7.000          2,247.07         71
                                       6.750          2,247.07      355,000.00
    FARMINGTON HILL  MI   48334          2            02/11/99         00
    0411284698                           05           04/01/99          0
    0411284698                           O            03/01/14
    0


1


    2763694          K08/G01             F           82,500.00         ZZ
                                         180         82,236.88          1
    1862 GUILDER GLEN                  6.875            735.78         55
                                       6.625            735.78      150,000.00
    ESCONDIDO        CA   92029          5            02/04/99         00
    0411248529                           03           04/01/99          0
    0411248529                           O            03/01/14
    0


    2763724          K08/G01             F          500,000.00         ZZ
                                         180        500,000.00          1
    262 WEST 3300 NORTH                6.750          4,424.55         67
                                       6.500          4,424.55      750,000.00
    PROVO            UT   84604          2            03/03/99         00
    0411283575                           05           05/01/99          0
    0411283575                           O            04/01/14
    0


    2764740          K08/G01             F           82,000.00         ZZ
                                         180         82,000.00          1
    856 NW 81ST TERRACE                7.250            748.55         95
                                       7.000            748.55       87,000.00
    PLANTATION       FL   33324          2            03/15/99         12
    0411315294                           01           05/01/99         30
    0411315294                           O            04/01/14
    0


    2765094          623/623             F          286,850.00         ZZ
                                         180        283,052.87          1
    18063 DEER CT                      7.125          2,598.38         79
                                       6.875          2,598.38      367,000.00
    SPRING LAKE      MI   49456          2            01/13/99         00
    1195195                              05           03/01/99          0
    1195195                              O            02/01/14
    0


    2765095          623/623             F          295,300.00         ZZ
                                         180        293,410.95          1
    2851 REEDS LAKE BLVD SE            6.875          2,633.65         71
                                       6.625          2,633.65      420,000.00
    EAST GRAND RAPI  MI   49506          2            02/02/99         00
    1195806                              05           04/01/99          0
    1195806                              O            03/01/14
    0


    2765096          623/623             F          262,000.00         ZZ
                                         180        259,478.75          1
    105 CAMPGROUND #205                6.875          2,336.66         44
                                       6.625          2,336.66      600,000.00
1


    SNOWMASS VILLAG  CO   81615          2            12/07/98         00
    1198036                              01           02/01/99          0
    1198036                              O            01/01/14
    0


    2765097          623/623             F          349,050.00         T
                                         180        346,888.47          1
    6466 INDIAN BAY ROAD               7.250          3,186.35         54
                                       7.000          3,186.35      649,500.00
    MONTAGUE         MI   49437          2            02/02/99         00
    1199305                              05           03/01/99          0
    1199305                              O            02/01/14
    0


    2765098          623/623             F          482,900.00         ZZ
                                         180        479,810.88          1
    2565 FREDERICK SE                  6.875          4,306.76         65
                                       6.625          4,306.76      750,000.00
    EAST GRAND RAPI  MI   49506          2            02/04/99         00
    1205485                              05           03/01/99          0
    1205485                              O            02/01/14
    0


    2765099          623/623             F          310,000.00         ZZ
                                         120        306,004.52          1
    12030 MAGNOLIA LANE                7.000          3,599.36         77
                                       6.750          3,599.36      406,000.00
    LOCKPORT         IL   60441          2            01/11/99         00
    1206210                              05           03/01/99          0
    1206210                              O            02/01/09
    0


    2765101          623/623             F          340,000.00         ZZ
                                         180        337,801.45          1
    2086 THORNTREE LANE                6.750          3,008.69         76
                                       6.500          3,008.69      450,000.00
    PALATINE         IL   60067          2            02/01/99         00
    1209554                              05           03/01/99          0
    1209554                              O            02/01/14
    0


    2765102          623/623             F          480,000.00         ZZ
                                         180        478,485.62          1
    4981 WINTER RIDGE SE               7.000          4,314.38         75
                                       6.750          4,314.38      640,000.00
    ADA              MI   49301          5            02/16/99         00
    1211016                              01           04/01/99          0
    1211016                              O            03/01/14
    0
1




    2765103          623/623             F          535,000.00         ZZ
                                         180        530,341.97          1
    13006 PENINSULA DRIVE              6.875          4,771.42         71
                                       6.625          4,771.42      760,000.00
    TRAVERSE CITY    MI   49686          2            01/29/99         00
    1211978                              05           03/01/99          0
    1211978                              O            02/01/14
    0


    2765104          623/623             F          606,050.00         ZZ
                                         180        602,173.09          1
    5218 GRAND ARBRE TRAIL             6.875          5,405.08         74
                                       6.625          5,405.08      820,000.00
    PORTAGE          MI   49024          2            02/01/99         00
    1214944                              05           03/01/99          0
    1214944                              O            02/01/14
    0


    2765105          623/623             F          286,000.00         ZZ
                                         180        285,087.84          1
    431 EASTWOOD SHORES                6.875          2,550.70         39
                                       6.625          2,550.70      750,000.00
    TRAVERSE CITY    MI   49684          2            02/11/99         00
    1215066                              05           04/01/99          0
    1215066                              O            03/01/14
    0


    2765106          623/623             F          285,000.00         ZZ
                                         180        284,091.03          1
    2601 FREDERICK DRIVE SE            6.875          2,541.78         28
                                       6.625          2,541.78    1,025,000.00
    EAST GRAND RAPI  MI   49506          2            02/18/99         00
    1218362                              05           04/01/99          0
    1218362                              O            03/01/14
    0


    2765107          623/623             F          550,000.00         ZZ
                                         180        548,264.77          1
    11100 BAYSHORE DR                  7.000          4,943.56         72
                                       6.750          4,943.56      770,000.00
    TRAVERSE CITY    MI   49684          5            02/15/99         00
    1218543                              05           04/01/99          0
    1218543                              O            03/01/14
    0


    2765109          623/623             F          288,000.00         ZZ
                                         180        287,081.46          1
1


    5000 MEANDERING CREEK DR           6.875          2,568.54         69
                                       6.625          2,568.54      420,000.00
    BELMONT          MI   49306          2            02/19/99         00
    1224442                              05           04/01/99          0
    1224442                              O            03/01/14
    0


    2765312          K08/G01             F           73,000.00         ZZ
                                         180         73,000.00          1
    1733 ENFIELD STREET                6.875            651.05         85
                                       6.625            651.05       86,000.00
    TARRANT          AL   35217          2            03/17/99         14
    0411324650                           05           05/01/99         25
    0411324650                           O            04/01/14
    0


    2765320          K08/G01             F           55,500.00         ZZ
                                         180         55,500.00          1
    401 CATAWBA CIRCLE NORTH           6.875            494.98         61
                                       6.625            494.98       92,000.00
    MATTHEWS         NC   28105          2            03/16/99         00
    0411301161                           05           05/01/99          0
    0411301161                           O            04/01/14
    0


    2765335          K08/G01             F          148,500.00         ZZ
                                         180        148,500.00          1
    5819 SOUTH HOLMES AVENUE           7.125          1,345.16         75
                                       6.875          1,345.16      198,000.00
    CLARENDON HILLS  IL   60514          2            03/17/99         00
    0411281843                           05           05/01/99          0
    0411281843                           O            04/01/14
    0


    2767447          K08/G01             F          172,500.00         ZZ
                                         180        172,500.00          1
    8802 CEDAR STREET                  6.875          1,538.45         78
                                       6.625          1,538.45      224,000.00
    BELLFLOWER       CA   90706          2            03/12/99         00
    0411327141                           05           05/01/99          0
    0411327141                           O            04/01/14
    0


    2770396          K08/G01             F          316,000.00         ZZ
                                         180        316,000.00          1
    8445 QUAIL OAKS DRIVE              6.750          2,796.31         66
                                       6.500          2,796.31      480,000.00
    GRANITE BAY      CA   95746          2            03/22/99         00
    0411342249                           05           05/01/99          0
1


    0411342249                           O            04/01/14
    0

   TOTAL NUMBER OF LOANS   :        544

   TOTAL ORIGINAL BALANCE  :   180,505,340.08

   TOTAL PRINCIPAL BALANCE :   179,230,003.44

   TOTAL ORIGINAL P+I      :     1,622,614.13

   TOTAL CURRENT P+I       :     1,622,614.13


                             ***************************
                             *      END OF REPORT      *
                             ***************************

1

  RUN ON     : 04/29/99           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 13.03.44           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI 1999-S10                                 CUTOFF : 04/01/99
  POOL       : 0004370
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  -------------------------------------------------------------------

      1756916                              .2500
      392,100.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1847388                              .2500
      145,148.56                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1851935                              .2500
      259,158.18                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1854100                              .2500
      269,648.13                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1856696                              .2500
      320,682.34                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1858847                              .2500
      411,998.14                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000
1



      1864003                              .2500
      467,265.84                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1864007                              .2500
      398,682.24                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1864186                              .2500
      335,381.91                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1864720                              .2500
      518,323.47                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1867658                              .2500
       90,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1868399                              .2500
      294,980.28                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1869160                              .2500
      257,060.84                           .0300
            5.8750                         .0000
            5.6250                         .1500
            5.4450                         .0000
            5.4450                         .0000

      1869219                              .2500
      273,257.41                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000
1



      1870113                              .2500
      345,496.31                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1870442                              .2500
      448,549.15                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1870872                              .2500
       82,735.28                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1872202                              .2500
      643,609.60                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1874044                              .2500
      610,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1875453                              .2500
      338,915.62                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1876864                              .2500
      320,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1877614                              .2500
      248,812.52                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      1878287                              .2500
      117,934.81                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1879201                              .2500
      257,000.00                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1880378                              .2500
      313,200.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1880586                              .2500
      197,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1880904                              .2500
      287,081.46                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1880953                              .2500
      472,888.77                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1880954                              .2500
      387,731.23                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1880984                              .2500
       74,293.61                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450
1



      1880992                              .2500
      496,835.83                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1880995                              .2500
      126,580.83                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1880998                              .2500
      352,753.43                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1881446                              .2500
      647,858.63                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1881651                              .2500
      304,027.25                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1882028                              .2500
      410,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1882100                              .2500
      731,490.49                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1882296                              .2500
      205,129.28                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450
1



      1882918                              .2500
      498,439.59                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1883113                              .2500
      205,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1883168                              .2500
      259,152.63                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1883284                              .2500
      144,552.39                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1883345                              .2500
      300,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1883436                              .2500
      500,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1883671                              .2500
      106,704.86                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1883682                              .2500
      214,603.28                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1883916                              .2500
      300,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1884027                              .2500
      277,113.35                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1884094                              .2500
      488,403.04                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1884191                              .2500
      120,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1884241                              .2500
      294,059.13                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1884735                              .2500
      325,266.40                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1884737                              .2500
      309,159.85                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1884738                              .2500
      394,797.75                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1884739                              .2500
      366,062.86                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1884750                              .2500
      315,748.76                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1884751                              .2500
      329,538.56                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1884753                              .2500
      521,818.85                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1884759                              .2500
      582,161.81                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1884760                              .2500
      310,770.63                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1884762                              .2500
      276,500.33                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1884770                              .2500
      335,476.44                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000
1



      1884780                              .2500
      297,113.09                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1884783                              .2500
      283,618.70                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1884804                              .2500
      335,219.37                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1884808                              .2500
      231,304.58                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1884812                              .2500
      307,803.26                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1884821                              .2500
      347,373.04                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1884822                              .2500
      291,528.22                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1884824                              .2500
      368,673.92                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450
1



      1884829                              .2500
      272,793.67                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1884831                              .2500
      259,248.28                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1884833                              .2500
      319,017.24                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1884836                              .2500
      389,043.71                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1884864                              .2500
      371,313.22                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1884865                              .2500
      306,952.29                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1884867                              .2500
      316,689.34                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1884874                              .2500
      153,254.29                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1884876                              .2500
      363,806.45                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1884892                              .2500
      613,507.04                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1884897                              .2500
      377,294.09                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1884898                              .2500
      250,317.20                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1884901                              .2500
      255,596.21                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1884906                              .2500
      218,391.44                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1884909                              .2500
      444,021.69                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1884914                              .2500
      621,044.12                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      1884925                              .2500
      315,647.71                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1884929                              .2500
      247,568.29                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1884930                              .2500
      278,173.90                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1884932                              .2500
      282,845.41                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1884933                              .2500
      310,453.46                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1884934                              .2500
      526,385.33                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1884935                              .2500
      298,966.95                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1884938                              .2500
      291,174.43                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1884946                              .2500
      407,087.20                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1884949                              .2500
      246,747.91                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1884952                              .2500
      310,815.20                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1884958                              .2500
      445,528.40                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1884960                              .2500
      430,257.66                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1884965                              .2500
      281,213.73                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1884970                              .2500
      250,218.39                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1884974                              .2500
      891,056.82                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000
1



      1884980                              .2500
      247,671.67                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1884982                              .2500
      285,619.15                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1884986                              .2500
      257,795.19                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1884987                              .2500
      300,021.06                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1884991                              .2500
      350,283.76                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1884995                              .2500
      248,345.84                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1884998                              .2500
      312,963.10                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1884999                              .2500
      285,228.53                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1885001                              .2500
      317,625.33                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1885002                              .2500
      378,026.87                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1885003                              .2500
      381,255.16                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1885005                              .2500
      445,715.92                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1885008                              .2500
      309,021.96                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1885009                              .2500
      437,185.30                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1885023                              .2500
      328,339.79                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1885024                              .2500
      316,729.93                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950
1



      1885028                              .2500
      611,797.94                           .0300
            6.1250                         .0000
            5.8750                         .1500
            5.6950                         .0000
            5.6950                         .0000

      1885032                              .2500
      593,097.88                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1885033                              .2500
      302,485.61                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1885034                              .2500
      346,667.95                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1885035                              .2500
      327,693.77                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1885047                              .2500
      410,876.20                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1885055                              .2500
      247,492.04                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1885056                              .2500
      554,276.82                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000
1



      1885058                              .2500
      300,948.04                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1885059                              .2500
      255,487.68                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1885067                              .2500
      460,936.88                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1885068                              .2500
      402,912.43                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1885069                              .2500
      360,497.22                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1885072                              .2500
      437,093.05                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1885075                              .2500
      394,288.91                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1885085                              .2500
      529,590.38                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1885087                              .2500
      348,859.31                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1885088                              .2500
      697,718.62                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1885091                              .2500
      520,425.50                           .0300
            6.1250                         .0000
            5.8750                         .1500
            5.6950                         .0000
            5.6950                         .0000

      1885166                              .2500
      252,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1885347                              .2500
      305,034.58                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1885365                              .2500
      166,925.29                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1885373                              .2500
      363,848.45                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1885406                              .2500
      262,142.85                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450
1



      1885545                              .2500
      441,190.23                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1885546                              .2500
      394,863.95                           .0800
            6.9000                         .0000
            6.6500                         .1500
            6.4200                         .0000
            6.1000                         .3200

      1885552                              .2500
      305,981.67                           .0800
            6.9500                         .0000
            6.7000                         .1500
            6.4700                         .0000
            6.1000                         .3700

      1885610                              .2500
      358,814.01                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1885697                              .2500
      448,564.79                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1885708                              .2500
      285,646.66                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1885914                              .2500
      380,961.81                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1885923                              .2500
      413,662.01                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1886089                              .2500
       82,236.88                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1886090                              .2500
      426,938.84                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1886097                              .2500
      208,938.72                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1886150                              .2500
      280,362.66                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1886276                              .2500
      370,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1886424                              .2500
      386,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1886587                              .2500
      183,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1886657                              .2500
      106,416.85                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450
1



      1886667                              .2500
      324,926.02                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1886704                              .2500
      281,091.03                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1886766                              .2500
      244,400.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1886866                              .2500
      287,030.62                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      1886893                              .2500
      647,949.29                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1886989                              .2500
      323,974.63                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1886999                              .2500
      250,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1887015                              .2500
      269,138.87                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1887078                              .2500
      427,600.00                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1887101                              .2500
      332,833.78                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1887116                              .2500
      292,893.71                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1887139                              .2500
      330,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1887284                              .2500
      114,645.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1887286                              .2500
      181,009.66                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1887397                              .2500
      383,758.72                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1887432                              .2500
      335,000.00                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000
1



      1887445                              .2500
      325,500.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1887459                              .2500
      279,097.25                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1887472                              .2500
      481,476.16                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1887478                              .2500
      254,186.71                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1887525                              .2500
       74,768.48                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1887535                              .2500
      486,907.93                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1887551                              .2500
      283,600.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1887554                              .2500
      306,972.98                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1887561                              .2500
      115,200.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1887577                              .2500
      263,148.83                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1887866                              .2500
       47,337.77                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1887931                              .2500
      280,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1887961                              .2500
      169,445.95                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1888047                              .2500
      121,104.02                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1888061                              .2500
       91,703.38                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1888105                              .2500
      226,252.16                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000
1



      1888116                              .2500
      147,522.83                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1888217                              .2500
      295,045.67                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1888254                              .2500
      360,000.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1888395                              .2500
      256,500.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1888403                              .2500
      453,580.03                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1888470                              .2500
      318,968.29                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1888660                              .2500
      355,500.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1888701                              .2500
      558,213.94                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1888753                              .2500
      266,562.71                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1888776                              .2500
      425,677.69                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1888780                              .2500
      300,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1888785                              .2500
      494,978.41                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1888809                              .2500
      394,958.73                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1888816                              .2500
      195,354.30                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1888819                              .2500
      290,191.77                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1888836                              .2500
      449,170.40                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450
1



      1888849                              .2500
      300,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1888856                              .2500
      333,941.81                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1888879                              .2500
      647,949.29                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1889052                              .2500
      373,803.99                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1889088                              .2500
      645,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1889145                              .2500
      300,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1889165                              .2500
      256,500.00                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1889226                              .2500
       97,690.82                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      1889254                              .2500
      378,734.60                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1889256                              .2500
      291,068.71                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1889259                              .2500
      264,145.62                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1889266                              .2500
      299,063.76                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1889270                              .2500
      403,665.77                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1889275                              .2500
      334,904.94                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1889655                              .2500
      250,000.00                           .0300
            6.0000                         .0000
            5.7500                         .1500
            5.5700                         .0000
            5.5700                         .0000

      1889915                              .2500
      275,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1889920                              .2500
      292,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1889941                              .2500
      620,692.36                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1890109                              .2500
      292,400.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1890160                              .2500
      251,196.27                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1890181                              .2500
      450,000.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1890243                              .2500
      275,000.00                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1890312                              .2500
      398,751.67                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1890362                              .2500
      300,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450
1



      1890384                              .2500
      234,045.82                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1890751                              .2500
      291,482.26                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1890789                              .2500
      434,624.44                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1890833                              .2500
      140,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1890963                              .2500
      437,500.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1890967                              .2500
      279,097.25                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1891002                              .2500
      343,887.69                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1891153                              .2500
      100,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      1891159                              .2500
      595,095.93                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1891216                              .2500
       52,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1891221                              .2500
      578,130.03                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1891251                              .2500
      366,737.82                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1891282                              .2500
      214,291.70                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1891321                              .2500
       95,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1891387                              .2500
      321,838.78                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1891401                              .2500
      282,800.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1891409                              .2500
      277,476.18                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1891896                              .2500
      256,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1891955                              .2500
       48,300.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1891988                              .2500
      348,953.37                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1891997                              .2500
      266,250.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1892017                              .2500
      260,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1892063                              .2500
      350,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1892119                              .2500
       52,830.96                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1892149                              .2500
      200,000.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1892177                              .2500
      285,087.84                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1892188                              .2500
      234,274.56                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1892198                              .2500
      270,417.67                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1892205                              .2500
      280,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1892217                              .2500
      348,871.57                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1892218                              .2500
      633,403.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1892249                              .2500
      240,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1892271                              .2500
      335,000.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1892293                              .2500
      300,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1892330                              .2500
      202,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1892371                              .2500
      387,192.73                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1892382                              .2500
      474,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1892388                              .2500
      138,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1892556                              .2500
      323,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1892563                              .2500
      298,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1892584                              .2500
      331,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1892586                              .2500
      386,660.13                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1892634                              .2500
      283,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1892679                              .2500
       75,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1892683                              .2500
      300,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1892686                              .2500
      299,022.27                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1892688                              .2500
      350,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1892695                              .2500
      281,608.73                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      1892709                              .2500
      342,000.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1892716                              .2500
      290,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1892731                              .2500
      152,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1892799                              .2500
      267,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1892834                              .2500
      277,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1892919                              .2500
      255,000.00                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1892941                              .2500
      260,000.00                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1892972                              .2500
      323,419.41                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000
1



      1892999                              .2500
      234,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1893014                              .2500
      352,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1893272                              .2500
      270,657.46                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1893273                              .2500
      293,153.25                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1893274                              .2500
      422,131.53                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      1893276                              .2500
      258,245.18                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      1893277                              .2500
      596,036.01                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1893283                              .2500
      508,653.47                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450
1



      1893285                              .2500
      474,465.33                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1893287                              .2500
      322,920.96                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1893288                              .2500
      369,489.26                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      1893294                              .2500
      526,316.01                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1893295                              .2500
      248,984.38                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1893297                              .2500
      272,507.11                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1893298                              .2500
      420,294.05                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1893299                              .2500
      257,900.81                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1893301                              .2500
      916,325.64                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1893305                              .2500
      522,777.95                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1893306                              .2500
      594,078.44                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1893310                              .2500
      299,557.63                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1893311                              .2500
      613,969.39                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1893312                              .2500
      327,911.65                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1893313                              .2500
      533,320.74                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1893314                              .2500
      266,139.17                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1893316                              .2500
      645,704.68                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1893317                              .2500
      324,908.17                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1893318                              .2500
      324,388.74                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1893320                              .2500
      307,016.85                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1893321                              .2500
      422,368.15                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1893323                              .2500
      530,786.45                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1893324                              .2500
      324,965.05                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1893325                              .2500
      498,387.95                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1893441                              .2500
      322,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1893714                              .2500
      337,825.02                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1893759                              .2500
      603,200.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1893853                              .2500
      100,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1893929                              .2500
      330,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1893956                              .2500
      262,033.90                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1894074                              .2500
       99,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1894080                              .2500
      230,800.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450
1



      1894096                              .2500
      130,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1894102                              .2500
      330,000.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1894186                              .2500
      149,500.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1894330                              .2500
      388,700.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1894349                              .2500
      409,025.68                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1894353                              .2500
      280,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1894431                              .2500
      314,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1894552                              .2500
      104,500.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1894564                              .2500
      260,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1894687                              .2500
      160,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1894749                              .2500
      346,703.66                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1894797                              .2500
      330,700.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1894873                              .2500
      286,000.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1895007                              .2500
      785,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1895033                              .2500
      171,500.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1895166                              .2500
      284,091.03                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1895168                              .2500
      386,300.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1895176                              .2500
      264,898.07                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1895256                              .2500
      547,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1895265                              .2500
      370,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1895277                              .2500
      446,555.61                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1895282                              .2500
      348,883.72                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1895394                              .2500
      277,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1895479                              .2500
      319,500.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1895545                              .2500
      260,000.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1895554                              .2500
      263,650.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1895602                              .2500
      298,046.37                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1895605                              .2500
      492,500.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1895606                              .2500
      559,562.97                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1895626                              .2500
      308,035.67                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1895634                              .2500
      281,300.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      1895683                              .2500
      385,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950
1



      1895692                              .2500
      710,400.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1895711                              .2500
      480,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1895873                              .2500
      287,500.00                           .0800
            6.9000                         .0000
            6.6500                         .1500
            6.4200                         .0000
            6.1000                         .3200

      1895887                              .2500
      271,600.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1896033                              .2500
      143,500.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1896240                              .2500
      636,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1896408                              .2500
      267,200.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1896412                              .2500
       98,250.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450
1



      1896433                              .2500
      199,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1896703                              .2500
      562,201.19                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1896849                              .2500
      405,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1896886                              .2500
      294,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1897004                              .2500
      591,500.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1897019                              .2500
       95,800.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1897064                              .2500
      290,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2745688                              .2500
      104,668.73                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      2746785                              .2500
      274,141.77                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2748060                              .2500
       99,093.75                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2748069                              .2500
      378,788.03                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2748106                              .2500
      335,675.98                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2748114                              .2500
      133,563.28                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2748121                              .2500
       99,684.50                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2748667                              .2500
       75,061.80                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2748674                              .2500
      209,344.63                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450
1



      2749295                              .2500
       96,650.72                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2750101                              .2500
       69,776.74                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2751905                              .2500
      403,722.25                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2751928                              .2500
       45,856.45                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2751930                              .2500
      134,564.75                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2751941                              .2500
      183,938.50                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2751994                              .2500
       58,813.86                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2752045                              .2500
      166,614.18                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450
1



      2752081                              .2500
      509,736.71                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2752705                              .2500
      303,539.32                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2755445                              .2500
      381,778.47                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2756063                              .2500
      150,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2756069                              .2500
       47,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      2756829                              .2500
       45,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2756832                              .2500
       51,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2758191                              .2500
      147,250.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      2758210                              .2500
       65,800.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2758393                              .2500
    1,000,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2758758                              .2500
      420,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2760520                              .2500
      199,400.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2761056                              .2500
      300,062.81                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2761057                              .2500
      323,801.78                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761058                              .2500
      570,404.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761059                              .2500
      313,995.34                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      2761060                              .2500
      338,867.80                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761063                              .2500
      413,006.40                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2761064                              .2500
      360,047.28                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      2761065                              .2500
      320,727.94                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2761066                              .2500
      482,212.11                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2761067                              .2500
      358,851.82                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761068                              .2500
      276,186.65                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2761069                              .2500
      301,844.23                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      2761070                              .2500
      350,852.79                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2761071                              .2500
      316,853.96                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2761072                              .2500
      306,919.58                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2761073                              .2500
      248,826.11                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2761074                              .2500
      581,351.28                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761075                              .2500
      287,209.31                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761076                              .2500
      298,080.89                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761077                              .2500
      468,451.62                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000
1



      2761078                              .2500
      397,300.27                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      2761079                              .2500
      276,221.62                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761080                              .2500
      300,946.88                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761082                              .2500
      290,152.13                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2761083                              .2500
      398,710.36                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2761084                              .2500
      363,607.57                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761085                              .2500
      363,823.21                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2761086                              .2500
      394,737.01                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      2761087                              .2500
      310,479.26                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2761088                              .2500
      496,766.83                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2761089                              .2500
      380,817.07                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2761090                              .2500
      291,109.58                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2761091                              .2500
      378,012.97                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2761092                              .2500
      506,702.17                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2761093                              .2500
      264,308.15                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761094                              .2500
      274,113.38                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      2761095                              .2500
      421,009.88                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2761096                              .2500
      645,659.50                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761097                              .2500
      498,405.31                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761098                              .2500
      392,500.31                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2761099                              .2500
      357,244.48                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2761100                              .2500
      304,814.08                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2761101                              .2500
      644,836.21                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761104                              .2500
      275,294.27                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      2761105                              .2500
      298,060.10                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2761106                              .2500
      341,010.63                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761110                              .2500
      272,424.95                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2761112                              .2500
      398,400.28                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761113                              .2500
      434,005.78                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761116                              .2500
      285,047.62                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761117                              .2500
      516,564.54                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2761118                              .2500
      379,068.82                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      2761119                              .2500
      256,869.14                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2761120                              .2500
      394,148.55                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761122                              .2500
      344,847.82                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761123                              .2500
      307,929.91                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761124                              .2500
      274,752.94                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761126                              .2500
      348,834.50                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761127                              .2500
      466,474.73                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2761128                              .2500
      267,671.86                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      2761129                              .2500
      381,724.61                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761130                              .2500
      322,368.35                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2761131                              .2500
      309,011.29                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761132                              .2500
      275,618.11                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761133                              .2500
      646,218.71                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761134                              .2500
      398,710.36                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2761136                              .2500
      264,776.73                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2761138                              .2500
      412,650.74                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450
1



      2761139                              .2500
      284,848.28                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761141                              .2500
      305,014.85                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2761142                              .2500
      616,819.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2761143                              .2500
      318,397.60                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2761144                              .2500
      394,723.25                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2761145                              .2500
      360,845.45                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761146                              .2500
      398,696.35                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2761149                              .2500
      296,422.23                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450
1



      2761150                              .2500
      462,504.02                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2761151                              .2500
      323,940.79                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2761152                              .2500
      267,135.94                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2761153                              .2500
      309,053.44                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      2761154                              .2500
      368,767.90                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761155                              .2500
      259,134.19                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761156                              .2500
      330,941.12                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761157                              .2500
      495,972.46                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000
1



      2761158                              .2500
      286,044.29                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761160                              .2500
      554,666.66                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2761161                              .2500
      283,074.41                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2761162                              .2500
      381,180.38                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761163                              .2500
      305,034.58                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2761164                              .2500
      421,606.47                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2761165                              .2500
      247,375.57                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2761166                              .2500
      361,630.29                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      2761287                              .2500
      229,274.36                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2761318                              .2500
      201,376.44                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2761326                              .2500
      109,664.12                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      2761391                              .2500
      106,900.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2761418                              .2500
       66,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2761442                              .2500
      150,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761463                              .2500
      130,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2762056                              .2500
      243,627.09                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450
1



      2762057                              .2500
      360,280.45                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2762059                              .2500
      247,869.18                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2762060                              .2500
      396,150.78                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2762061                              .2500
      481,717.03                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2762062                              .2500
      519,947.88                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2762063                              .2500
      320,414.61                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2762065                              .2500
      265,273.49                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2762066                              .2500
      277,247.22                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450
1



      2762067                              .2500
      508,689.23                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2762068                              .2500
      370,400.96                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2762069                              .2500
      516,527.60                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2762071                              .2500
      282,180.22                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2762072                              .2500
      341,894.14                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2762074                              .2500
      277,276.49                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2762075                              .2500
      337,703.55                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2762076                              .2500
      323,484.31                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700
1



      2762077                              .2500
      645,747.21                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2763068                              .2500
       96,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2763075                              .2500
      180,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2763687                              .2500
      248,411.26                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2763694                              .2500
       82,236.88                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2763724                              .2500
      500,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2764740                              .2500
       82,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2765094                              .2500
      283,052.87                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450
1



      2765095                              .2500
      293,410.95                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2765096                              .2500
      259,478.75                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2765097                              .2500
      346,888.47                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2765098                              .2500
      479,810.88                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2765099                              .2500
      306,004.52                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2765101                              .2500
      337,801.45                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2765102                              .2500
      478,485.62                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2765103                              .2500
      530,341.97                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      2765104                              .2500
      602,173.09                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2765105                              .2500
      285,087.84                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2765106                              .2500
      284,091.03                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2765107                              .2500
      548,264.77                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2765109                              .2500
      287,081.46                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2765312                              .2500
       73,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2765320                              .2500
       55,500.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2765335                              .2500
      148,500.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450
1



      2767447                              .2500
      172,500.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2770396                              .2500
      316,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

  TOTAL NUMBER OF LOANS:      544
  TOTAL BALANCE........:        179,230,003.44


1

  RUN ON     : 04/29/99            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 13.03.44            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI 1999-S10       FIXED SUMMARY REPORT      CUTOFF : 04/01/99
  POOL       : 0004370
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  -----------------------------------------------------------------------
  CURR NOTE RATE                        6.7940            5.8750      7.5000
  RFC NET RATE                          6.5440            5.6250      7.2500
  NET MTG RATE(INVSTR RATE)             6.3226            5.4450      7.0200
  POST STRIP RATE                       6.0808            5.4450      6.1000
  SUB SERV FEE                           .2500             .2500       .2500
  MSTR SERV FEE                          .0714             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .1500             .1500       .1500
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .2418             .0000       .9200







  TOTAL NUMBER OF LOANS:   544
  TOTAL BALANCE........:     179,230,003.44


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   EXHIBIT G

                       FORM OF SELLER/SERVICER CONTRACT


      This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

      WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

      NOW,  THEREFORE,   in  consideration  of  the  premises,  and  the  terms,
conditions and agreements set forth below, the parties agree as follows:

1.    Incorporation of Guides by Reference.

      The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.    Amendments.

      This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.    Representations and Warranties.

      a.    Reciprocal Representations and Warranties.

            The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

            (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

            (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

            (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

            (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

      b. Seller/Servicer's Representations, Warranties and Covenants.

            In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.    Remedies of Residential Funding.

      If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5. Seller/Servicer's Status as Independent Contractor.

      At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.    Prior Agreements Superseded.

      This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.    Assignment.

      This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.    Notices.

      All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:







      Attention:

      Telefacsimile Number:  (___) ___-____

9.    Jurisdiction and Venue.

      Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.   Miscellaneous.

      This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

      IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                             SELLER/SERVICER

[Corporate Seal]


                                                (Name of Seller/Servicer)

By:                                 By:
      (Signature)                         (Signature)


                                    By:
      (Typed Name)                        (Typed Name)


Title:                              Title:




ATTEST:                             RESIDENTIAL FUNDING CORPORATION

By:                                 By:
      (Signature)                         (Signature)


                                    By:
      (Typed Name)                        (Typed Name)


Title:                              Title:

                                   EXHIBIT H

                         FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:         REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (Mortgage Loan Prepaid in Full
                                    Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

            Enclosed Documents:[ ] Promissory Note [ ] Primary Insurance Policy [ ] Mortgage or Deed of Trust [ ] Assignment(s) of Mortgage or Deed of Trust [ ] Title Insurance Policy [ ]
                                    Other:

Name

Title

Date

                                  EXHIBIT I-1

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                  : ss.:
COUNTY OF   )

            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he/she is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1999-S10, Class R (the "Class R Certificates") (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he/she makes this affidavit and agreement.

            2. That the Owner (i) is not and will not be as of [date of transfer] a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or an "electing large partnership" within the meaning of Section 775 of the Code, (ii) will endeavor to remain other than a disqualified organization and an electing large partnership for so long as it retains its ownership in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

            3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.



                                    I-1-1

            4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

            5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

            6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

            7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

            8. The Owner's Taxpayer Identification Number is ___________.

            9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

            10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

            11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

            12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.



                                    I-1-2

            13. The Owner is a citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust, or to the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996.

            14. (a) The Owner hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (1) or (2) are accurate: (1) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA;

            (2) The purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or
Section 4975 of the Code, will not subject the Company, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and, with respect to each source of funds ("Source") being used by the Owner to acquire the Certificates, each of the following statements is accurate: (a) the Owner is an insurance company; (b) the Source is assets of the Owner's "general account;" (c) the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Owner are exempt under PTCE 95-60; and (d) the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan does not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

            (b) The Owner will provide the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer


                                    I-1-3
to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

            In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

            Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.


                                    I-1-4

            IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                                    [NAME OF OWNER]


                                    By:
                                    [Name of Officer]
                                    [Title of Officer]
[Corporate Seal]

ATTEST:



[Assistant] Secretary



            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Owner.

            Subscribed and sworn before me this ____ day of ________________, 199__.




                                    NOTARY PUBLIC

                                    COUNTY OF STATE OF My Commission expires the
                                    ____ day of _______________, 19__.


                                    I-1-5

                                  EXHIBIT I-2

                        FORM OF TRANSFEROR CERTIFICATE


                                       __________________, 19__


Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention:  Residential Funding Corporation Series 1999-S10

            Re:   Mortgage Pass-Through Certificates,
                  Series 1999-S10, Class R

Ladies and Gentlemen:

            This letter is delivered to you in  connection  with the transfer by
_______________________________            (the           "Seller")           to
_______________________________  (the  "Purchaser")  of  $_____________  Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1999-S10, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1999 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

            2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

            3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section


                                    I-2-1

1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

            4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                       Very truly yours,




                                       (Seller)


                                       By:
                                       Name:
                                       Title:


                                    I-2-2

                                  EXHIBIT J-1

                    FORM OF INVESTOR REPRESENTATION LETTER

                             ______________, 19__

Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 1999-S10

            Re:   Mortgage Pass-Through Certificates,
                  Series 1999-S10, [Class B-     ]

Ladies and Gentlemen:

            _________________________ (the "Purchaser") intends to purchase from
___________________________  (the "Seller")  $_____________  Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1999-S10, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1999 among
Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                  1. The Purchaser  understands that (a) the  Certificates  have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                  2. The  Purchaser is acquiring  the  Certificates  for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                  3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                  4. The  Purchaser  has  been  furnished  with,  and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 19__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                  5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

            6. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (a), (b) or (c) are correct:

                  (a) The  Purchaser  is not an  employee  benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
            Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R.
            ss.2510.3-101;

                  (b) The Purchaser is an insurance  company;  the source of the funds being used by the Purchaser to acquire the Certificates is assets of the Purchaser's "general account"; the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan does not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                  (c) The  Purchaser  has provided the Trustee,  the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

            In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a), (b) or (c) above.


                                       Very truly yours,


                                       (Purchaser)

                                       By:
                                       Name:
                                       Title:

                                 EXHIBIT J-2

                     FORM OF ERISA REPRESENTATION LETTER

                                    ______________, 19__

Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

Attention:  Residential Funding Corporation Series 1999-S10

            Re:   Mortgage Pass-Through Certificates,
                  Series 1999-S10, [Class M-]

Ladies and Gentlemen:

            _________________________ (the "Purchaser") intends to purchase from
___________________________  (the "Seller")  $_____________  Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1999-S10, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1999 among
Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                          (a) The Purchaser is not an employee  benefit or other
            plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R.
            ss.2510.3-101;


                                    J-2-1

                          (b) The Purchaser is an insurance company;  the source
            of the funds being used by the Purchaser to acquire the Certificates is assets of the Purchaser's "general account"; the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan does not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                          (c)  The  Purchaser  has  provided  the  Trustee,  the
            Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a), (b) or (c) above.
                                          Very truly yours,


                                          (Purchaser)

                                          By:
                                          Name:
                                          Title:


                                    J-2-2

                                   EXHIBIT K

                   FORM OF TRANSFEROR REPRESENTATION LETTER




                                                   , 19


Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention: Residential Funding Corporation Series 1999-S10

            Re:   Mortgage Pass-Through Certificates,
                  Series 1999-S10, [Class B-]

Ladies and Gentlemen:

            In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1999-S10, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1999 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                              Very truly yours,


                              (Seller)



                              By:
                              Name:
                              Title:

                                   EXHIBIT L

                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]


            Description of Rule 144A Securities, including numbers:
                ===============================================
                ===============================================


            The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

            1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

            2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of March 1, 1999 among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and The First National Bank of Chicago, as trustee, as follows:

                  a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                  b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                  c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                  d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
      2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

            [3.   The Buyer

                  a. is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                  b. is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.]

            4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



Print Name of Seller                      Print Name of Buyer

By:                                       By:
   Name:                                  Name:
   Title:                                    Title:

Taxpayer Identification:            Taxpayer Identification:

No.                                       No.

Date:                                     Date:

                              ANNEX 1 TO EXHIBIT L


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers Other Than Registered Investment Companies]

 The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

   ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

   ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

   ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

   ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

   ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

   ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

   ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___     ___           Will the Buyer be purchasing the Rule 144A
  Yes     No      Securities only for the Buyer's own account?

         6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                              Print Name of Buyer

                              By:
                                    Name:
                                    Title:

                              Date:

                              ANNEX 2 TO EXHIBIT L


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers That Are Registered Investment Companies]


            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

             1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                    Print Name of Buyer


                                    By:
                                       Name:
                                       Title:

                                    IF AN ADVISER:


                                    Print Name of Buyer


                                    Date:

                                   EXHIBIT M

                  [TEXT OF AMENDMENT TO POOLING AND SERVICING
                 AGREEMENT PURSUANT TO SECTION 12.01(e) FOR A
                               LIMITED GUARANTY]


                                  ARTICLE XII

            Subordinate Certificate Loss Coverage; Limited Guaranty

            Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

            (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

            (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and
(Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section
12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

            (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

            (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

            (f) The Company shall have the option,  in its sole  discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

            Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                   EXHIBIT N

                          [FORM OF LIMITED GUARANTY]

                               LIMITED GUARANTY

                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                      Mortgage Pass-Through Certificates
                                Series 1999-S10


                                                                  , 199__


The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention:  Residential Funding Corporation Series 1999-S10

Ladies and Gentlemen:

            WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of April 1, 1999 (the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding and The First National Bank of Chicago (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Pass-Through Certificates, Series 1999-S10 (the "Certificates"); and

            WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

            WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

            NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

            1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing Agreement.

            (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

            2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

            3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

            4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

            5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

            6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

            7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

            8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                    GENERAL MOTORS ACCEPTANCE
                                    CORPORATION


                                    By:
                                    Name:
                                    Title:


Acknowledged by:

THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee


By:
Name:
Title:


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.


By:
Name:
Title:

                                   EXHIBIT O

         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                          __________________, 19____

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention:  Residential Funding Corporation Series 1999-S10

            Re: Mortgage Pass-Through Certificates, Series 1999-S10 Assignment of Mortgage Loan

Ladies and Gentlemen:

            This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender") of
_______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1999 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

        (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

       (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

      (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

      (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                    Very truly yours,



                                    (Lender)

                                    By:
                                    Name:
                                    Title:

                                   EXHIBIT P

                        SCHEDULE OF DISCOUNT FRACTIONS
Schedule of Discount Fractions

        PRINCIPAL       NET MORTGAGE    DISCOUNT        PO
LOAN #  BALANCE RATE    FRACTION        BALANCE
1869160 257,060.84      5.595   10.4800000000%  26,939.98
1889655 250,000.00      5.720   8.4800000000%   21,200.00
1885028 611,797.94      5.845   6.4800000000%   39,644.51
1885091 520,425.50      5.845   6.4800000000%   33,723.57
1886866 287,030.62      5.970   4.4800000000%   12,858.97
1887432 335,000.00      5.970   4.4800000000%   15,008.00
1893274 422,131.53      5.970   4.4800000000%   18,911.49
1893276 258,245.18      5.970   4.4800000000%   11,569.38
1893288 369,489.26      5.970   4.4800000000%   16,553.12
2761064 360,047.28      5.970   4.4800000000%   16,130.12
2761078 397,300.27      5.970   4.4800000000%   17,799.05
1879201 257,000.00      6.095   2.4800000000%   6,373.60
1884760 310,770.63      6.095   2.4800000000%   7,707.11
1884898 250,317.20      6.095   2.4800000000%   6,207.87
1884935 298,966.95      6.095   2.4800000000%   7,414.38
1884986 257,795.19      6.095   2.4800000000%   6,393.32
1885056 554,276.82      6.095   2.4800000000%   13,746.07
1885068 402,912.43      6.095   2.4800000000%   9,992.23
1888785 494,978.41      6.095   2.4800000000%   12,275.46
1889165 256,500.00      6.095   2.4800000000%   6,361.20
1889254 378,734.60      6.095   2.4800000000%   9,392.62
1892941 260,000.00      6.095   2.4800000000%   6,448.00
1892972 323,419.41      6.095   2.4800000000%   8,020.80
2761060 338,867.80      6.095   2.4800000000%   8,403.92
2761080 300,946.88      6.095   2.4800000000%   7,463.48
2761093 264,308.15      6.095   2.4800000000%   6,554.84
2761096 645,659.50      6.095   2.4800000000%   16,012.36
2761106 341,010.63      6.095   2.4800000000%   8,457.06
2761116 285,047.62      6.095   2.4800000000%   7,069.18
2761122 344,847.82      6.095   2.4800000000%   8,552.23
2761123 307,929.91      6.095   2.4800000000%   7,636.66
2761124 274,752.94      6.095   2.4800000000%   6,813.87
2761126 348,834.50      6.095   2.4800000000%   8,651.10
2761129 381,724.61      6.095   2.4800000000%   9,466.77
2761139 284,848.28      6.095   2.4800000000%   7,064.24
2761154 368,767.90      6.095   2.4800000000%   9,145.44
2761155 259,134.19      6.095   2.4800000000%   6,426.53
2761158 286,044.29      6.095   2.4800000000%   7,093.90
2762069 516,527.60      6.095   2.4800000000%   12,809.88
1856696 320,682.34      6.220   0.4800000000%   1,539.28
1858847 411,998.14      6.220   0.4800000000%   1,977.59
1864007 398,682.24      6.220   0.4800000000%   1,913.67
1869219 273,257.41      6.220   0.4800000000%   1,311.64
1881446 647,858.63      6.220   0.4800000000%   3,109.72
1884750 315,748.76      6.220   0.4800000000%   1,515.59
1884759 582,161.81      6.220   0.4800000000%   2,794.38
1884770 335,476.44      6.220   0.4800000000%   1,610.29
1884808 231,304.58      6.220   0.4800000000%   1,110.26
1884909 444,021.69      6.220   0.4800000000%   2,131.30
1884925 315,647.71      6.220   0.4800000000%   1,515.11
1884952 310,815.20      6.220   0.4800000000%   1,491.91
1884958 445,528.40      6.220   0.4800000000%   2,138.54
1884965 281,213.73      6.220   0.4800000000%   1,349.83
1884970 250,218.39      6.220   0.4800000000%   1,201.05
1884974 891,056.82      6.220   0.4800000000%   4,277.07
1884982 285,619.15      6.220   0.4800000000%   1,370.97
1884991 350,283.76      6.220   0.4800000000%   1,681.36
1884995 248,345.84      6.220   0.4800000000%   1,192.06
1885035 327,693.77      6.220   0.4800000000%   1,572.93
1885047 410,876.20      6.220   0.4800000000%   1,972.21
1885058 300,948.04      6.220   0.4800000000%   1,444.55
1885072 437,093.05      6.220   0.4800000000%   2,098.05
1885610 358,814.01      6.220   0.4800000000%   1,722.31
1886090 426,938.84      6.220   0.4800000000%   2,049.31
1886667 324,926.02      6.220   0.4800000000%   1,559.64
1887078 427,600.00      6.220   0.4800000000%   2,052.48
1888105 226,252.16      6.220   0.4800000000%   1,086.01
1888816 195,354.30      6.220   0.4800000000%   937.70
1889270 403,665.77      6.220   0.4800000000%   1,937.60
1890243 275,000.00      6.220   0.4800000000%   1,320.00
1891251 366,737.82      6.220   0.4800000000%   1,760.34
1891282 214,291.70      6.220   0.4800000000%   1,028.60
1892919 255,000.00      6.220   0.4800000000%   1,224.00
1893277 596,036.01      6.220   0.4800000000%   2,860.97
1893316 645,704.68      6.220   0.4800000000%   3,099.38
1893956 262,033.90      6.220   0.4800000000%   1,257.76
2761063 413,006.40      6.220   0.4800000000%   1,982.43
2761072 306,919.58      6.220   0.4800000000%   1,473.21
2761077 468,451.62      6.220   0.4800000000%   2,248.57
2761117 516,564.54      6.220   0.4800000000%   2,479.51
2761143 318,397.60      6.220   0.4800000000%   1,528.31
2761157 495,972.46      6.220   0.4800000000%   2,380.67
2761160 554,666.66      6.220   0.4800000000%   2,662.40
2761164 421,606.47      6.220   0.4800000000%   2,023.71

                                   EXHIBIT Q

                         FORM OF REQUEST FOR EXCHANGE

                                                [Date]


The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

            Re:   Residential Funding Mortgage Securities I, Inc.
                  Mortgage Pass-Through Certificates, Series 1999-S10

            Residential Funding Corporation, as the Holder of a ____% Percentage Interest of the [Class/Subclass] of Class A-V Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

            1. Class A-V Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The Initial Subclass Notional Amount and the initial Pass-Through Rate on the Class A-V Certificates will be $___________ and _____%, respectively.

            [2.   Repeat as appropriate.]

            The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the Class A-V Certificates surrendered for exchange.

            The capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of April 1, 1999, among Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and The First National Bank of Chicago, as trustee.

                                    RESIDENTIAL FUNDING CORPORATION


                                    By:

                                    Name:

                                    Title: